UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06243
                                    ---------

                            FRANKLIN STRATEGIC SERIES
                            -------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/07
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                   Franklin Aggressive
                                                   Growth Fund
                                                   (Franklin Growth
                                                   Opportunities Fund,
                                                   effective November 1, 2007)

                                                   Franklin Flex Cap
                                                   Growth Fund

                                                   Franklin Small Cap
                                                   Growth Fund II

                                                   Franklin Small-Mid Cap
                                                   Growth Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 GROWTH
--------------------------------------------------------------------------------

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                                                      Eligible shareholders can
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                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Aggressive Growth Fund ...........................................    5

Franklin Flex Cap Growth Fund .............................................   13

Franklin Small Cap Growth Fund II .........................................   21

Franklin Small-Mid Cap Growth Fund ........................................   29

Financial Highlights and Statements of Investments ........................   37

Financial Statements ......................................................   73

Notes to Financial Statements .............................................   78

Shareholder Information ...................................................   93

--------------------------------------------------------------------------------

Semiannual Report

Economic and Market Overview

During the six-month period ended October 31, 2007, the U.S. economy grew solidly. Growth was supported by relatively low core inflation, consumer spending, some improving economic data and corporate earnings reports. Counterbalancing these positive factors were mixed inflation signals, diminished liquidity in the financial markets and concerns about a national housing market decline and its potential spillover effects.

The unemployment rate increased from 4.5% at the beginning of the period to 4.7% in October 2007. 1 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. Oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index
(CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 1

Liquidity and financing became difficult to obtain in some corporate credit markets. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.63% at the beginning of the period to 4.48% on October 31, 2007.

In mid-July, equity markets set new records amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indexes recovered from early September losses in the wake of Fed actions mid-month.

1. Source: Bureau of Labor Statistics.


                                                           Semiannual Report | 3

The blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.79%, the broader Standard & Poor's 500 Index (S&P 500) returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +13.62%. 2 The energy, information technology and materials sectors performed particularly well.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Aggressive Growth Fund
(Franklin Growth Opportunities Fund, effective November 1, 2007)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Aggressive Growth Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Aggressive Growth Fund - Class A had a +24.92% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000(R) Growth Index, which returned +9.85%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN

Franklin Aggressive Growth Fund
Based on Total Net Assets as of 10/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                    21.9%

Technology Services*                                                      13.7%

Health Technology*                                                        10.0%

Communications                                                             7.5%

Finance                                                                    6.7%

Commercial Services                                                        6.1%

Retail Trade                                                               5.9%

Consumer Services                                                          5.6%

Consumer Non-Durables                                                      4.9%

Industrial Services                                                        4.7%

Producer Manufacturing                                                     4.1%

Consumer Durables                                                          4.1%

Transportation                                                             1.4%

Energy Minerals                                                            1.0%

Other                                                                      1.4%

Short-Term Investments & Other Net Assets                                  1.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

MANAGER'S DISCUSSION

Among the most significant contributors to the Fund's absolute performance for the six months under review were Google, in the technology services sector, and Apple and NVIDIA, which are in the electronic technology sector. Shares of leading Internet search engine provider Google rose sharply this reporting period as investors welcomed the company's plans to expand beyond its highly successful core keyword search advertising model into online display advertising and mobile platforms. Computer hardware, software and electronics device maker Apple continued to post strong sales for Macintosh computers, iPods and its recently launched mobile phone venture, iPhone. The iPhone was the company's biggest 2007 product launch and was well received by consumers. Semiconductor manufacturer NVIDIA, which designs and builds graphics processors for many of the major PC makers, saw its revenues rise as its market share grew along with increased profit margins for its graphics chips. Electronic technology holdings, as a sector, provided the Fund's top contribution to return.

Our investments in the industrial services, commercial services and health technology sectors also provided strong absolute results this reporting period. Among industrial services companies, key contributors included fluid control specialist FMC Technologies, whose product line includes undersea oil and gas drilling and production systems; and architectural and engineering firm AECOM Technology, which provides technical services to government agencies and corporations for large construction projects. Standouts from commercial services included expense management software provider Concur Technologies, and Focus Media Holding, which operates an extensive and growing out-of-home network of advertising-based media throughout China for more than 3,000 domestic and international advertisers. Within health technology, most of the Fund's investments were in the biotechnology industry, where Celgene and Myriad Genetics were key contributors to our absolute results. Myriad Genetics develops tests and treatments for various diseases, and Celgene develops innovative drugs primarily focused on the treatment of cancer.

Despite its strong returns this reporting period, the Fund had some detractors from absolute performance for the six months under review. Our investment in Limelight Networks, initiated during the reporting period, was a major detractor. Limelight offers services for delivering media content, including video and music files, via the Internet. While demand for Limelight's services remained strong, the competitive environment increased in the market. The Fund's shares of Joy Global (sold by period-end), which makes heavy equipment for the mining industry, fell in value as the company warned that sustained weakness in the U.S. coal market might negatively impact its fiscal 2007 earnings results. Our position in NII Holdings, an international mobile network provider within


6 | Semiannual Report
the wireless telecommunications industry, fell in value as the company faced increased competition and weaker-than-expected subscriber additions, particularly within its Latin American operations.

By sector, our holdings in the transportation sector weighed on the Fund's absolute performance for the period. Marine shipper American Commercial Lines (sold by period-end) was a key detractor. In addition, several stocks within the retail trade sector also fell in value as investors anticipated reduced consumer spending for department store holdings such as Kohl's, as well as apparel and footwear industry holdings such as Nordstrom and Urban Outfitters (sold by period-end).

Effective November 1, 2007, the Fund's name changed to Franklin Growth Opportunities Fund. While the Fund's investment goal and strategy remain the same, we believe the new name better describes the Fund's strategy of seeking growth opportunities wherever they are located.

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Grant Bowers

                          Grant Bowers
                          Portfolio Manager
                          Franklin Aggressive Growth Fund
                          (Franklin Growth Opportunities Fund,
                          effective November 1, 2007)

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Apple Inc.                                                                 4.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Google Inc., A                                                             4.1%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Hansen Natural Corp.                                                       3.4%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Celgene Corp.                                                              3.0%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Chipotle Mexican Grill Inc., B                                             2.7%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
SBA Communications Corp.                                                   2.6%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Gilead Sciences Inc.                                                       2.5%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
FMC Technologies Inc.                                                      2.3%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
NII Holdings                                                               2.2%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Activision Inc.                                                            2.2%
   CONSUMER DURABLES
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 10/31/07

FRANKLIN AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FGRAX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.61     $23.15    $18.54
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKABX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.31     $21.95    $17.64
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FKACX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.29     $21.90    $17.61
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FKARX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.52     $22.85    $18.33
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRAAX)                       CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.76     $23.75    $18.99
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH             1-YEAR     5-YEAR    INCEPTION (6/23/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +24.92%            +34.49%   +161.99%         +137.14%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +17.74%            +26.77%    +19.81%          +10.10%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $11,774            $12,677    $24,691          $22,351
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +22.68%    +20.65%           +9.48%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.42%
---------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH             1-YEAR     5-YEAR    INCEPTION (6/23/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +24.43%            +33.52%   +152.88%         +124.59%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +20.43%            +29.52%    +20.20%          +10.17%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $12,043            $12,952    $25,088          $22,459
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +25.23%    +21.06%           +9.55%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   2.12%
---------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH             1-YEAR     5-YEAR    INCEPTION (6/23/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +24.42%            +33.60%   +152.71%         +124.16%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +23.42%            +32.60%    +20.37%          +10.14%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $12,342            $13,260    $25,271          $22,416
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +28.30%    +21.23%           +9.52%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   2.13%
---------------------------------------------------------------------------------------------------------
CLASS R                                     6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +24.71%            +34.23%   +159.18%          +66.25%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +24.71%            +34.23%    +20.98%           +9.12%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $12,471            $13,423    $25,918          $16,625
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +29.91%    +21.83%          +10.03%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.63%
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS                               6-MONTH             1-YEAR     5-YEAR    INCEPTION (6/23/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +25.07%            +34.87%   +165.66%         +143.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +25.07%            +34.87%    +21.58%          +11.23%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $12,507            $13,487    $26,566          $24,329
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +30.51%    +22.45%          +10.60%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.13%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTING. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZED-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER-AND MIDSIZED-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVE SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

FRANKLIN AGGRESSIVE GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/07     VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,249.20              $ 7.35
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $ 6.60
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,244.30              $11.34
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.03              $10.18
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,244.20              $11.40
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.98              $10.23
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,247.10              $ 8.59
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.50              $ 7.71
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,250.70              $ 5.77
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.01              $ 5.18
---------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.30%; B: 2.01%; C: 2.02%; R: 1.52%; and Advisor:
1.02%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


12 | Semiannual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Flex Cap Growth Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A had a +15.10% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000 Growth Index, which returned +9.85%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 1 The Fund also outperformed its peers in the Lipper Multi-Cap Growth Funds Classification Average, which returned +13.50%. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the six-month period ended 10/31/07, there were 551 funds in this category. Lipper calculations do not include sales charges or subsidization by a Fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. Past performance does not guarantee future results. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                    25.1%

Technology Services*                                                      11.8%

Health Technology*                                                        11.8%

Finance                                                                    7.6%

Communications                                                             7.1%

Retail Trade                                                               5.3%

Consumer Non-Durables                                                      4.1%

Producer Manufacturing                                                     3.6%

Transportation                                                             3.6%

Health Services                                                            3.4%

Commercial Services                                                        3.2%

Process Industries                                                         2.7%

Industrial Services                                                        2.0%

Consumer Services                                                          1.4%

Energy Minerals                                                            1.2%

Other                                                                      1.9%

Short-Term Investments & Other Net Assets                                  4.2%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk, and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.

MANAGER'S DISCUSSION

Among the most significant contributors to the Fund's performance relative to the Russell 3000 Growth Index for the six months under review were computer hardware, software and electronics device maker Apple, medical monitoring device manufacturer Masimo, and GPS-based navigational device manufacturer Garmin.

From a sector perspective, our investments in the electronic technology sector were the largest contributors to relative performance for the reporting period. Most notably, our stock selection in the telecommunications equipment industry benefited results, where our positions in the aforementioned Garmin and navigational systems and software maker Trimble Navigation fared particularly well. Stock selection in the aerospace and defense industry also underpinned the Fund's results, led by FLIR Systems, which makes specialized imaging systems for various governmental and commercial uses, and power generation castings producer Precision Castparts.

Despite its strong absolute and relative performance, the Fund had a few significant detractors during the reporting period, including Cognizant Technology Solutions, an IT consultancy and maintenance software provider for medium and large businesses, specialty semiconductor manufacturer Microchip Technology, credit rating agency and financial information provider Moody's (sold by period-end), and residential and business mortgage lender CapitalSource.

By sector, the Fund's considerable overweighting in the communications sector was a major detractor from relative performance. Wireless telecommunications provider NII Holdings lost value and weighed on performance.


14 | Semiannual Report

The commercial services sector, and specifically our heavily weighted allocation to financial publishing and services companies, also hindered the Fund's relative performance for the period. Financial services outsourcing specialist SEI Investments and the aforementioned Moody's were two key detractors from the group.

Additionally, the Fund's relative performance was negatively affected by some holdings in the health technology sector, specifically major pharmaceuticals industry stocks. Our significantly overweighted investments in diversified drug and health care product manufacturer Schering-Plough and Swiss pharmaceuticals and diagnostics provider Roche Holding (not an index component) hampered the Fund's absolute and relative results.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Conrad B. Herrmann

                          Conrad Herrmann, CFA
                          Portfolio Manager
                          Franklin Flex Cap Growth Fund

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Apple Inc.                                                                 3.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Google Inc., A                                                             2.8%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                         2.3%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Gilead Sciences Inc.                                                       2.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                                        2.1%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
American Tower Corp., A                                                    2.1%
   COMMUNICATIONS
--------------------------------------------------------------------------------
FLIR Systems Inc.                                                          2.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
T. Rowe Price Group Inc.                                                   2.0%
   FINANCE
--------------------------------------------------------------------------------
Stericycle Inc.                                                            2.0%
   HEALTH SERVICES
--------------------------------------------------------------------------------
Roche Holding AG, ADR (Switzerland)                                        2.0%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 15

Performance Summary as of 10/31/07

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCGX)                           CHANGE    10/31/07    4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$6.80      $51.95     $45.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0245
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKCBX)                           CHANGE    10/31/07    4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$6.23      $48.66     $42.43
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCIIX)                           CHANGE    10/31/07    4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$6.24      $48.76     $42.52
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FRCGX)                           CHANGE    10/31/07    4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$6.65      $51.26     $44.61
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0245
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKCAX)                     CHANGE    10/31/07    4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$6.90      $52.31     $45.41
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0245
--------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS A                                         6-MONTH             1-YEAR     5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +15.10%            +23.72%   +116.81%         +151.24%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     +8.49%            +16.59%    +15.37%           +9.00%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,849            $11,659    $20,438          $23,676
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +16.11%    +15.94%           +8.30%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                       0.98%
------------------------------------------------------------------------------------------------------------
CLASS B                                         6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +14.66%            +22.79%   +108.89%         +114.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +10.66%            +18.79%    +15.65%           +9.04%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $11,066            $11,879    $20,689          $21,479
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +18.29%    +16.23%           +8.78%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                       1.73%
------------------------------------------------------------------------------------------------------------
CLASS C                                         6-MONTH             1-YEAR     5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +14.68%            +22.82%   +108.91%         +133.34%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +13.68%            +21.82%    +15.88%           +8.84%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $11,368            $12,182    $20,891          $23,334
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +21.30%    +16.44%           +8.14%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                       1.71%
------------------------------------------------------------------------------------------------------------
CLASS R                                         6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +14.97%            +23.42%   +114.14%          +61.14%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +14.97%            +23.42%    +16.45%           +8.53%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $11,497            $12,342    $21,414          $16,114
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +22.93%    +17.03%           +8.14%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                       1.23%
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                 6-MONTH             1-YEAR     5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +15.23%            +24.00%   +118.49%         +153.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +15.23%            +24.00%    +16.92%           +9.74%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $11,523            $12,400    $21,849          $25,319
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +23.51%    +17.50%           +9.03%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                       0.73%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES LINKED TO THE STATE OF CALIFORNIA, WHICH INVOLVES INCREASED VOLATILITY ASSOCIATED WITH ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +57.24% and +14.96%.


18 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,151.00               $5.03
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.46               $4.72
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,146.60               $9.06
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.69               $8.52
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,146.80               $9.01
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.74               $8.47
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,149.70               $6.38
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.20               $5.99
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,152.30               $3.68
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.72               $3.46
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B: 1.68%; C: 1.67%; R: 1.18%; and Advisor:
0.68%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


20 | Semiannual Report

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000 (R) Index or $1.5 billion, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Small Cap Growth Fund II covers the period ended October 31, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund II - Class A had a +6.13% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 2000 Growth Index, which had a return of +8.67%, and outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                    27.9%

Technology Services*                                                      12.2%

Consumer Services                                                         10.1%

Health Technology*                                                         8.8%

Health Services                                                            7.4%

Finance                                                                    5.5%

Industrial Services                                                        3.5%

Retail Trade                                                               3.4%

Energy Minerals                                                            3.3%

Consumer Durables                                                          2.9%

Producer Manufacturing                                                     2.8%

Commercial Services                                                        2.8%

Real Estate Investment Trusts                                              2.6%

Process Industries                                                         2.1%

Transportation                                                             1.1%

Other                                                                      2.0%

Short-Term Investments & Other Net Assets                                  1.6%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

MANAGER'S DISCUSSION

Among the most significant contributors to the Fund's performance relative to the Russell 2000 Growth Index for the six months under review were Chipotle Mexican Grill, which operates a chain of Mexican eateries in almost 30 states; FLIR Systems, which makes specialized imaging systems for various governmental and commercial uses; and Power Integrations, which makes high-voltage analog integrated circuitry and semiconductors found in PCs, cell phones, cable boxes and other electronic devices.

From a sector perspective, our investments in the electronic technology sector were the largest contributors to relative performance for the reporting period mainly due to overweighting and stock selection. Most notably, our stock selection in the semiconductors, electronic production equipment, and aerospace and defense industries benefited performance. Among semiconductor companies, our investments in Microsemi, Silicon Laboratories (not an index component) and Microtune were standout performers from the group.

Driven by stock selection, the consumer services sector also boosted relative performance for the period. Campus- and Internet-based adult education specialist Strayer Education, luxury hotel and tourist train operator Orient-Express Hotels and horse racing and casino facility operator Penn National Gaming (sold by period-end) were notable performers.

Our investments in the producer manufacturing sector also contributed to the Fund's relative performance. Standout performers included Drew Industries, which manufactures aluminum and vinyl doors, windows and other parts for homes and recreational vehicles; Manitowoc, a diversified manufacturer involved in shipbuilding and repairs, cranes for various industrial uses, and refrigeration products; and fluid-handling equipment maker Flowserve (sold by period-end), which specializes in mechanical seals, pumps, valves and systems that control the flow of liquids and gases.

The Fund also had some significant detractors from relative performance during the six-month period, including Clayton Holdings, which provides technology-based analysis and risk-management services for lenders, investors and financial services firms; real estate and mortgage financier RAIT Financial Trust; Mobile Mini, which manufactures, leases and sells portable storage containers and mobile offices; and commercial and residential lender NewStar Financial. All of these holdings were in the finance sector, which was also the Fund's worst-performing sector on an absolute basis and relative to the benchmark Russell 2000 Growth Index. Many financial stocks, especially those related to the beleaguered mortgage and real estate industries, suffered significant declines in the wake of recent credit, real estate and financial market turmoil.


22 | Semiannual Report

Stock selection and significant underweighting versus the benchmark index hindered the Fund's results within the health technology sector. Many of our investments in the biotechnology, medical specialties and other pharmaceuticals industries weighed on Fund performance. Related holdings such as Angiotech Pharmaceuticals (not an index component), American Medical Systems Holdings and Coley Pharmaceutical Group (sold by period-end) posted double-digit share price declines for the six months under review.

Stock selection in technology services also detracted from relative performance. In particular our shares of management consulting and systems integration firm BearingPoint in the information technology services industry, and network security provider Entrust in the Internet software and services industry, were significant drags on the portfolio's results.

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Michael P. McCarthy,

                          Michael P. McCarthy, CFA
                          Portfolio Manager
                          Franklin Small Cap Growth Fund II

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Power Integrations Inc.                                                    2.7%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
FLIR Systems Inc.                                                          2.3%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Microsemi Corp.                                                            2.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Sapient Corp.                                                              1.9%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Chipotle Mexican Grill Inc., B                                             1.9%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Bill Barrett Corp.                                                         1.8%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Netlogic Microsystems Inc.                                                 1.8%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
PAREXEL International Corp.                                                1.7%
   HEALTH SERVICES
--------------------------------------------------------------------------------
Helix Energy Solutions Group Inc.                                          1.7%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
optionsXpress Holdings Inc.                                                1.6%
   FINANCE
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 23

Performance Summary as of 10/31/07

FRANKLIN SMALL CAP GROWTH FUND II

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FSGRX)                  CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.80            $13.85        $13.05
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSGX)                  CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.71            $13.06        $12.35
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSGX)                  CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.71            $13.07        $12.36
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FSSRX)                  CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.77            $13.63        $12.86
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSSAX)            CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.84            $14.18        $13.34
--------------------------------------------------------------------------------


24 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH               1-YEAR           5-YEAR    INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +6.13%              +17.05%         +119.86%        +53.46%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                0.00%              +10.32%          +15.67%         +5.04%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,000              $11,032          $20,710        $14,464
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +11.30%          +16.80%         +4.51%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  1.25%
---------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH               1-YEAR           5-YEAR    INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.75%              +16.19%         +111.74%        +45.46%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +1.75%              +12.19%          +15.97%         +5.12%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,175              $11,219          $20,974        $14,546
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +13.18%          +17.11%         +4.60%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  2.01%
---------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH               1-YEAR           5-YEAR    INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.74%              +16.17%         +111.88%        +45.56%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +4.74%              +15.17%          +16.20%         +5.13%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,474              $11,517          $21,188        $14,556
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +16.16%          +17.33%         +4.61%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  2.00%
---------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH               1-YEAR           5-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.99%              +16.69%         +117.28%        +53.06%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +5.99%              +16.69%          +16.79%         +7.58%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,599              $11,669          $21,728        $15,306
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +17.80%          +17.90%         +6.92%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  1.51%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH               1-YEAR           5-YEAR    INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +6.30%              +17.27%         +122.71%        +56.79%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +6.30%              +17.27%          +17.37%         +6.18%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,630              $11,727          $22,271        $15,679
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +18.41%          +18.52%         +5.65%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  1.01%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 25

ENDNOTES

SMALLER OR NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


26 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND II

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/07         VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,061.30              $ 6.27
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.05              $ 6.14
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,057.50              $10.14
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.28              $ 9.93
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,057.40              $10.14
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.28              $ 9.93
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,059.90              $ 7.56
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,017.80              $ 7.41
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,063.00              $ 4.98
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.31              $ 4.88
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.21%; B: 1.96%; C: 1.96%; R: 1.46%; and Advisor:
0.96%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


28 | Semiannual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small-Mid Cap Growth Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund - Class A had a cumulative total return of +11.15%. The Fund outperformed its benchmarks, the Russell Midcap Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of +7.11% and +5.49% for the same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                                                          Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                   23.0%

Health Technology*                                                        9.2%

Producer Manufacturing                                                    7.1%

Technology Services*                                                      7.0%

Communications                                                            6.0%

Finance                                                                   5.7%

Health Services                                                           5.7%

Industrial Services                                                       5.5%

Consumer Durables                                                         5.2%

Energy Minerals                                                           5.1%

Consumer Non-Durables                                                     4.5%

Retail Trade                                                              3.7%

Commercial Services                                                       2.9%

Consumer Services                                                         2.2%

Transportation                                                            1.7%

Other                                                                     4.5%

Short-Term Investments & Other Net Assets                                 1.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

Among the most significant contributors to the Fund's performance relative to the Russell Midcap Growth Index for the six months under review were oil and gas drilling equipment manufacturer National-Oilwell Varco, non-alcoholic beverage maker Hansen Natural, and FLIR Systems, which makes specialized imaging systems for various governmental and commercial uses.

From a sector perspective, our investments in electronic technology were the largest contributors to relative performance for the period under review. Most notably, overweighted positions in the telecommunications equipment and aerospace and defense industries benefited relative performance. Within telecommunications equipment, our shares of GPS-based navigational device manufacturer Garmin and navigational systems and software maker Trimble Navigation posted solid returns, while power generation castings producer Precision Castparts boosted relative performance within the Fund's aerospace and defense holdings. Similarly, an overweighted position within the computer communications industry, notably network infrastructure developer Juniper Networks, benefited the Fund.

Driven by stock selection, the Fund's technology services sector holdings aided relative results. Alliance Data Systems (sold by period-end) and Global Payments, in the data processing services industry, as well as Internet software and service companies Equinix and Omniture (not index components), were strong contributors.

The health technology sector benefited relative performance mainly due to stock selection. Two key contributors came from within the medical specialties industry: Cytyc (sold by period-end), which makes specific diagnostic testing and screening devices for women's diseases and health conditions; and Waters, whose high-performance liquid chromatography instruments and mass spectrometers are frequently used in drug and nutritional development as well as a variety of environmental and industrial applications.

By contrast, among the Fund's most significant detractors from relative performance were online brokerage E*TRADE Financial, railcar and construction equipment manufacturer Trinity Industries, and residential and business mortgage lender CapitalSource.


30 | Semiannual Report

On a sector basis, finance was a significant detractor relative to the Russell Midcap Growth Index. In addition to E*TRADE and CapitalSource, other significant underperformers from the group included real estate investment trusts such as FelCor Lodging Trust and iStar Financial (not index components), as well as real estate developer Jones Lang LaSalle.

The Fund's relative results were also pressured by the underperforming communications sector. This was driven largely by the Fund's overweighting in the wireless telecommunications industry, where holdings of wireless service providers NII Holdings, Leap Wireless International and MetroPCS Communications posted double-digit declines for the six months under review.

In addition, our lone holding in the process industries sector weighed on relative performance as ethanol producer U.S. BioEnergy, which is not in the benchmark index, fell sharply during the period.

We continue to follow our investment strategy, focusing on companies that exhibit what we consider to be clear growth drivers. We invest in those companies we believe provide the best trade-off between growth opportunity, and business and valuation risk. Our emphasis continues to be on owning "growth leaders" that have the opportunity to significantly increase their sales, earnings and cash flow over a three- to five-year period.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Edward B. Jamieson

                          Edward B. Jamieson
                          Portfolio Manager
                          Franklin Small-Mid Cap Growth Fund

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
FLIR Systems Inc.                                                          2.7%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
National-Oilwell Varco Inc.                                                2.6%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Bill Barrett Corp.                                                         2.4%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Activision Inc.                                                            2.3%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
Hansen Natural Corp.                                                       2.3%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Harris Corp.                                                               2.1%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Affiliated Managers Group Inc.                                             2.0%
   FINANCE
--------------------------------------------------------------------------------
AMTEK Inc.                                                                 1.9%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
SunPower Corp., A                                                          1.8%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
NII Holdings Inc.                                                          1.7%
   COMMUNICATIONS
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 31

Performance Summary as of 10/31/07

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSGX)                         CHANGE     10/31/07     4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.63       $46.17      $41.54
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSMX)                         CHANGE     10/31/07     4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.29       $44.29      $40.00
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRSIX)                         CHANGE     10/31/07     4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.16       $43.01      $38.85
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FSMRX)                         CHANGE     10/31/07     4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.50       $45.46      $40.96
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSGAX)                   CHANGE     10/31/07     4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.77       $46.99      $42.22
--------------------------------------------------------------------------------


32 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH             1-YEAR        5-YEAR            10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +11.15%            +25.86%      +128.19%           +116.78%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +4.77%            +18.63%       +16.55%             +7.41%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,477            $11,863       $21,504            $20,431
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +19.20%       +17.89%             +6.61%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.00%
--------------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH             1-YEAR        5-YEAR      INCEPTION (7/1/02)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +10.73%            +24.90%      +119.80%            +95.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +6.72%            +20.90%       +16.85%            +13.33%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,672            $12,090       $21,780            $19,495
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +21.56%       +18.20%            +13.01%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.75%
--------------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH             1-YEAR        5-YEAR            10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +10.73%            +24.95%      +119.93%           +101.31%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +9.73%            +23.95%       +17.07%             +7.25%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,973            $12,395       $21,993            $20,131
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +24.54%       +18.40%             +6.45%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.74%
--------------------------------------------------------------------------------------------------------------
CLASS R                                     6-MONTH             1-YEAR        5-YEAR      INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +10.99%            +25.51%      +125.30%            +56.90%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +10.99%            +25.51%       +17.64%             +8.04%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $11,099            $12,551       $22,530            $15,690
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +26.16%       +18.98%             +7.67%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.25%
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                               6-MONTH             1-YEAR        5-YEAR            10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +11.30%            +26.17%      +131.21%           +122.57%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +11.30%            +26.17%       +18.25%             +8.33%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $11,130            $12,617       $23,121            $22,257
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +26.80%       +19.59%             +7.53%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   0.75%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 33

ENDNOTES

SMALL AND MIDSIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


34 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/07         VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,111.50              $5.15
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.26              $4.93
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,107.30              $9.11
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.49              $8.72
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,107.30              $9.11
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.49              $8.72
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,109.90              $6.47
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.00              $6.19
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,113.00              $3.82
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.52              $3.66
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.72%; C: 1.72%; R: 1.22%; and Advisor:
0.72%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


36 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN AGGRESSIVE GROWTH FUND

                                      ------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS A                                  (UNAUDITED)            2007            2006         2005          2004          2003
                                      ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period .........................       $   18.54       $    18.30      $    13.33     $  12.57      $   9.50      $  12.39
                                      ------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income
      (loss) b ....................           (0.09)           (0.12)          (0.15)       (0.14)        (0.15)        (0.13)
   Net realized and unrealized
      gains (losses) ..............            4.70             0.36            5.12         0.90          3.22         (2.76)
                                      ------------------------------------------------------------------------------------------
Total from investment operations ..            4.61             0.24            4.97         0.76          3.07         (2.89)
                                      ------------------------------------------------------------------------------------------
Redemption fees ...................              -- e             -- e            -- e         -- e          --            --
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ....       $   23.15       $    18.54      $    18.30     $  13.33      $  12.57      $   9.50
                                      ==========================================================================================

Total return c ....................           24.92%            1.31%          37.28%        6.05%        32.32%       (23.33)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................            1.30% f          1.38% f         1.39% f      1.51% f       1.62%         1.80%
Net investment income (loss) ......           (0.93)%          (0.70)%         (0.92)%      (1.05)%       (1.26)%       (1.35)%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) .................       $ 145,678       $  105,407      $  113,713     $ 80,611      $ 86,983      $ 67,934
Portfolio turnover rate ...........           70.12%          176.15%         183.31%      157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                      ------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS B                                  (UNAUDITED)            2007            2006         2005          2004          2003
                                      ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ......................       $   17.64       $    17.53      $    12.87     $  12.22      $   9.30      $  12.20
                                      ------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income
      (loss) b ....................           (0.16)           (0.23)          (0.26)       (0.23)        (0.22)        (0.19)
   Net realized and unrealized
      gains (losses) ..............            4.47             0.34            4.92         0.88          3.14         (2.71)
                                      ------------------------------------------------------------------------------------------
Total from investment operations ..            4.31             0.11            4.66         0.65          2.92         (2.90)
                                      ------------------------------------------------------------------------------------------
Redemption fees ...................              -- e            -- e             -- e         -- e          --            --
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ....       $   21.95       $    17.64      $    17.53     $  12.87      $  12.22      $   9.30
                                      ==========================================================================================

Total return c ....................           24.43%            0.63%          36.21%        5.32%        31.40%       (23.77)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................            2.01% f          2.08% f         2.13% f      2.21% f       2.28%         2.47%
Net investment income (loss) ......           (1.64)%          (1.40)%         (1.66)%      (1.75)%       (1.92)%       (2.02)%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) .................       $  17,600       $   15,638      $   19,508     $ 17,017      $ 18,059      $ 13,100
Portfolio turnover rate ...........           70.12%          176.15%         183.31%      157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


38 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                      ------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS C                                  (UNAUDITED)            2007            2006         2005          2004          2003
                                      ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ......................       $   17.61       $    17.49      $    12.84     $  12.19      $   9.28      $  12.18
                                      ------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income
      (loss) b ....................           (0.16)           (0.23)          (0.26)       (0.23)        (0.22)        (0.19)
   Net realized and unrealized
      gains (losses) ..............            4.45             0.35            4.91         0.88          3.13         (2.71)
                                      ------------------------------------------------------------------------------------------
Total from investment operations ..            4.29             0.12            4.65         0.65          2.91         (2.90)
                                      ------------------------------------------------------------------------------------------
Redemption fees ...................              -- e             -- e            -- e         -- e          --            --
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ....       $   21.90       $    17.61      $    17.49     $  12.84      $  12.19      $   9.28
                                      ==========================================================================================

Total return c ....................           24.42%            0.69%          36.21%        5.33%        31.36%       (23.81)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................            2.02% f          2.09% f         2.14% f      2.22% f       2.29%         2.48%
Net investment income (loss) ......           (1.65)%          (1.41)%         (1.67)%      (1.76)%       (1.93)%       (2.03)%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) .................       $  39,444       $   31,518      $   31,167     $ 24,450      $ 30,054      $ 25,660
Portfolio turnover rate ...........           70.12%          176.15%         183.31%      157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 39

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                      ------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS R                                  (UNAUDITED)            2007            2006         2005          2004          2003
                                      ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ......................       $   18.33       $    18.12      $    13.24     $  12.51      $   9.47      $  12.38
                                      ------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment
      income (loss) b .............           (0.12)           (0.16)          (0.19)       (0.17)        (0.17)        (0.14)
   Net realized and unrealized
      gains (losses) ..............            4.64             0.37            5.07         0.90          3.21         (2.77)
                                      ------------------------------------------------------------------------------------------
Total from investment operations ..            4.52             0.21            4.88         0.73          3.04         (2.91)
                                      ------------------------------------------------------------------------------------------
Redemption fees ...................              -- e             -- e            -- e         -- e          --            --
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ....       $   22.85       $    18.33      $    18.12     $  13.24      $  12.51      $   9.47
                                      ==========================================================================================

Total return c ....................           24.71%            1.16%          36.86%        5.84%        32.10%       (23.51)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................            1.52% f          1.59% f         1.64% f      1.72% f       1.79%         1.98%
Net investment income (loss) ......           (1.15)%          (0.91)%         (1.17)%      (1.26)%       (1.43)%       (1.53)%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) .................       $   9,484       $    7,413      $    5,171     $  3,041      $  1,761      $    608
Portfolio turnover rate ...........           70.12%          176.15%         183.31%      157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


40 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                      ------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
ADVISOR CLASS                            (UNAUDITED)            2007            2006         2005          2004          2003
                                      ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period .........................      $    18.99       $    18.68      $    13.58     $  12.77      $   9.62      $  12.51
                                      ------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income
      (loss) b ....................           (0.07)           (0.07)          (0.11)       (0.10)        (0.11)        (0.10)
   Net realized and unrealized
      gains (losses) ..............            4.83             0.38            5.21         0.91          3.26         (2.79)
                                      ------------------------------------------------------------------------------------------
Total from investment operations ..            4.76             0.31            5.10         0.81          3.15         (2.89)
                                      ------------------------------------------------------------------------------------------
Redemption fees ...................              -- e             -- e            -- e         -- e          --            --
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ....      $    23.75       $    18.99      $    18.68     $  13.58      $  12.77      $   9.62
                                      ==========================================================================================

Total return c ....................           25.07%            1.66%          37.56%        6.34%        32.74%       (23.10)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................            1.02% f          1.09% f         1.14% f      1.22% f       1.29%         1.48%
Net investment income (loss) ......           (0.65)%          (0.41)%         (0.67)%      (0.76)%       (0.93)%       (1.03)%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) .................      $  108,422       $   85,486      $   36,744     $ 22,731      $ 22,374      $ 17,369
Portfolio turnover rate ...........           70.12%          176.15%         183.31%      157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 41

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN AGGRESSIVE GROWTH FUND                                  COUNTRY                  SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 99.0%
      COMMON STOCKS 98.6%
      COMMERCIAL SERVICES 6.1%
a,b,c Alibaba.com Ltd., 144A .................................          China                    249,700       $           434,941
    a Concur Technologies Inc. ...............................      United States                180,850                 6,517,834
      Corporate Executive Board Co. ..........................      United States                 52,300                 3,726,375
    a Focus Media Holding Ltd., ADR ..........................          China                     76,000                 4,712,000
    a Huron Consulting Group Inc. ............................      United States                 61,100                 4,269,668
                                                                                                               -------------------
                                                                                                                        19,660,818
                                                                                                               -------------------
      COMMUNICATIONS 7.5%
      America Movil SAB de CV, L, ADR ........................         Mexico                     63,700                 4,165,343
    a Leap Wireless International Inc. .......................      United States                 61,000                 4,349,910
    a NII Holdings Inc. ......................................      United States                123,280                 7,150,240
    a SBA Communications Corp. ...............................      United States                232,560                 8,279,136
                                                                                                               -------------------
                                                                                                                        23,944,629
                                                                                                               -------------------
      CONSUMER DURABLES 4.1%
    a Activision Inc. ........................................      United States                294,700                 6,969,655
  a,b Force Protection Inc., 144A, PIPES .....................      United States                 88,400                 1,582,360
      Nintendo Co. Ltd. ......................................          Japan                      7,300                 4,550,436
                                                                                                               -------------------
                                                                                                                        13,102,451
                                                                                                               -------------------
      CONSUMER NON-DURABLES 4.9%
      Guess? Inc. ............................................      United States                 92,400                 4,748,436
    a Hansen Natural Corp. ...................................      United States                161,000                10,948,000
                                                                                                               -------------------
                                                                                                                        15,696,436
                                                                                                               -------------------
      CONSUMER SERVICES 5.6%
    a Chipotle Mexican Grill Inc., B .........................      United States                 70,300                 8,669,396
    a Panera Bread Co. .......................................      United States                 66,700                 2,734,033
    a Starbucks Corp. ........................................      United States                 91,200                 2,433,216
      Strayer Education Inc. .................................      United States                 21,900                 4,083,474
                                                                                                               -------------------
                                                                                                                        17,920,119
                                                                                                               -------------------
      DISTRIBUTION SERVICES 0.5%
    a MWI Veterinary Supply Inc. .............................      United States                 34,944                 1,458,912
                                                                                                               -------------------
      ELECTRONIC TECHNOLOGY 21.5%
    a Apple Inc. .............................................      United States                 71,600                13,600,420
    a Cisco Systems Inc. .....................................      United States                 89,900                 2,972,094
    a F5 Networks Inc. .......................................      United States                178,200                 6,420,546
    a FLIR Systems Inc. ......................................      United States                 26,400                 1,831,896
    a FormFactor Inc. ........................................      United States                 66,100                 2,585,171
      Harris Corp. ...........................................      United States                 90,230                 5,464,329
    a Juniper Networks Inc. ..................................      United States                 82,590                 2,973,240
    a MEMC Electronic Materials Inc. .........................      United States                 23,600                 1,727,992
    a Microsemi Corp. ........................................      United States                 82,900                 2,205,969
    a NVIDIA Corp. ...........................................      United States                189,085                 6,689,827
    a Orbital Sciences Corp. .................................      United States                135,200                 3,451,656
      Precision Castparts Corp. ..............................      United States                 28,730                 4,304,041
      QUALCOMM Inc. ..........................................      United States                141,780                 6,058,260


42 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN AGGRESSIVE GROWTH FUND                                  COUNTRY                  SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      ELECTRONIC TECHNOLOGY (CONTINUED)
    a Research In Motion Ltd. ................................          Canada                    22,300       $         2,776,573
    a Riverbed Technology Inc. ...............................      United States                 77,500                 2,618,725
    a Trimble Navigation Ltd. ................................      United States                 75,640                 3,154,188
                                                                                                               -------------------
                                                                                                                        68,834,927
                                                                                                               -------------------

      ENERGY MINERALS 1.0%
    a Bill Barrett Corp. .....................................      United States                 68,100                 3,187,080
                                                                                                               -------------------

      FINANCE 6.7%
      BlackRock Inc. .........................................      United States                 33,480                 6,928,686
      CME Group Inc. .........................................      United States                  5,680                 3,784,300
    a E*TRADE Financial Corp. ................................      United States                352,100                 3,922,394
      The Goldman Sachs Group Inc. ...........................      United States                 16,350                 4,053,492
      optionsXpress Holdings Inc. ............................      United States                 94,550                 2,813,808
                                                                                                               -------------------
                                                                                                                        21,502,680
                                                                                                               -------------------

      HEALTH SERVICES 0.9%
    a Covance Inc. ...........................................      United States                 36,860                 3,040,950
                                                                                                               -------------------
      HEALTH TECHNOLOGY 10.0%
    a Celgene Corp. ..........................................      United States                143,700                 9,484,200
    a Gen-Probe Inc. .........................................      United States                 52,200                 3,655,044
    a Gilead Sciences Inc. ...................................      United States                171,160                 7,905,881
    a Hologic Inc. ...........................................      United States                 23,400                 1,589,562
    a Myriad Genetics Inc. ...................................      United States                 97,390                 5,391,510
      Roche Holding AG, ADR ..................................       Switzerland                  46,600                 3,981,970
                                                                                                               -------------------
                                                                                                                        32,008,167
                                                                                                               -------------------

      INDUSTRIAL SERVICES 4.7%
    a Aecom Technology Corp. .................................      United States                100,300                 3,387,131
    a FMC Technologies Inc. ..................................      United States                123,780                 7,504,781
      Schlumberger Ltd. ......................................      United States                 43,080                 4,160,236
                                                                                                               -------------------
                                                                                                                        15,052,148
                                                                                                               -------------------

      PRODUCER MANUFACTURING 4.1%
      ABB Ltd., ADR ..........................................       Switzerland                 110,200                 3,330,244
      AMTEK Inc. .............................................      United States                 67,000                 3,149,000
    a SunPower Corp., A ......................................      United States                 52,500                 6,639,150
                                                                                                               -------------------
                                                                                                                        13,118,394
                                                                                                               -------------------

      RETAIL TRADE 5.9%
    a Amazon.com Inc. ........................................      United States                 33,500                 2,986,525
    a Dick's Sporting Goods Inc. .............................      United States                 89,400                 2,983,278
    a Kohl's Corp. ...........................................      United States                 72,420                 3,980,928
  a,d Lululemon Athletica Inc. ...............................          Canada                    33,900                 1,804,158
      The Men's Wearhouse Inc. ...............................      United States                 40,200                 1,698,852
      Nordstrom Inc. .........................................      United States                 84,100                 3,316,904
    a Zumiez Inc. ............................................      United States                 47,690                 1,996,302
                                                                                                               -------------------
                                                                                                                        18,766,947
                                                                                                               -------------------


                                                          Semiannual Report | 43

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN AGGRESSIVE GROWTH FUND                                  COUNTRY                  SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      TECHNOLOGY SERVICES 13.7%
    a Adobe Systems Inc. .....................................      United States                 96,660       $         4,630,014
    a Baidu.com Inc., ADR ....................................          China                      4,200                 1,606,458
    a Cognizant Technology Solutions Corp., A ................      United States                125,920                 5,220,643
    a DealerTrack Holdings Inc. ..............................      United States                 94,500                 4,639,005
    a Equinix Inc. ...........................................      United States                 52,300                 6,101,318
    a Google Inc., A .........................................      United States                 18,390                13,001,730
    a Mercadolibre Inc. ......................................        Argentina                   56,300                 2,515,484
    a Omniture Inc. ..........................................      United States                186,300                 6,364,008
                                                                                                               -------------------
                                                                                                                        44,078,660
                                                                                                               -------------------

      TRANSPORTATION 1.4%
      C.H. Robinson Worldwide Inc. ...........................      United States                 90,530                 4,519,257
                                                                                                               -------------------
      TOTAL COMMON STOCKS (COST $221,727,470) ................                                                         315,892,575
                                                                                                               -------------------

      PREFERRED STOCK (COST $873,300) 0.4%
      ELECTRONIC TECHNOLOGY 0.4%
a,e,f Dilithium Networks Inc., depository receipt, D,
      pfd., 144A, PIPES ......................................      United States                374,806                 1,293,081
                                                                                                               -------------------
      TOTAL LONG TERM INVESTMENTS (COST $222,600,770) ........                                                         317,185,656
                                                                                                               -------------------
      SHORT TERM INVESTMENTS 0.3%
      MONEY MARKET FUND (COST $928,684) 0.2%
    g Franklin Institutional Fiduciary Trust Money Market
      Portfolio, 4.69% .......................................      United States                928,684                   928,684
                                                                                                               -------------------

    h INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
      SECURITIES 0.1%
      MONEY MARKET FUND (COST $192,000) 0.1%
    i Bank of New York Institutional Cash Reserve
      Fund, 5.14% ...........................................       United States                192,000                   192,000
                                                                                                               -------------------
      TOTAL INVESTMENTS (COST $223,721,454) 99.3% ...........                                                          318,306,340
      OTHER ASSETS, LESS LIABILITIES 0.7% ...................                                                            2,321,397
                                                                                                               -------------------
      NET ASSETS 100.0% .....................................                                                  $       320,627,737
                                                                                                               ===================

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $2,017,301, representing 0.63% of net assets.

c A portion or all of the securities purchased on when-issued or delayed delivery basis. See Note 1(c).

d A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

e Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the value of this security was $1,293,081, representing 0.40% of net assets.

f See Note 8 regarding restricted securities.

g See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

h See Note 1(e) regarding securities on loan.

i The rate shown is the annualized seven-day yield at period end.


44 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                            YEAR ENDED APRIL 30,
CLASS A                                     (UNAUDITED)           2007           2006           2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...    $    45.15      $    42.45     $    35.26     $    33.76     $    25.56    $    30.71
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ......         (0.04)           0.06           0.11          (0.10)         (0.09)        (0.08)
   Net realized and unrealized gains
      (losses) .........................          6.86            2.70           7.08           1.60           8.29         (5.07)
                                          ------------------------------------------------------------------------------------------
Total from investment operations .......          6.82            2.76           7.19           1.50           8.20         (5.15)
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income ..............................         (0.02)          (0.06)            --             --             --            --
                                          ------------------------------------------------------------------------------------------
Redemption fees ........................            -- e            -- e           -- e           -- e           --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .........    $    51.95      $    45.15     $    42.45     $    35.26     $    33.76    $    25.56
                                          ==========================================================================================

Total return c .........................         15.10%           6.50%         20.39%          4.44%         32.08%       (16.77)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
   by affiliates .......................          0.95%           0.96%          0.93%          0.96%          1.01%         1.07%
Expenses net of waiver and payments
   by affiliates .......................          0.93% f         0.96% f        0.93% f        0.96% f        1.01%         1.07%
Net investment income (loss) ...........         (0.16)%          0.15%          0.27%         (0.29)%        (0.29)%       (0.31)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $2,234,332      $1,977,605     $2,070,364     $1,505,342     $1,456,685    $1,025,348
Portfolio turnover rate ................         16.55%          62.54%         66.63%         41.91%         39.92%        32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS B                                                 (UNAUDITED)        2007         2006         2005         2004        2003
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............     $  42.43       $  40.14     $  33.59     $  32.40     $  24.72    $ 29.92
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        (0.20)         (0.23)       (0.19)       (0.35)       (0.31)     (0.26)
   Net realized and unrealized gains (losses) .....         6.43           2.52         6.74         1.54         7.99      (4.94)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..................         6.23           2.29         6.55         1.19         7.68      (5.20)
                                                     -------------------------------------------------------------------------------
Redemption fees ...................................           -- e           -- e         -- e         -- e         --         --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ....................     $  48.66       $  42.43     $  40.14     $  33.59     $  32.40    $ 24.72
                                                     ===============================================================================

Total return c ....................................        14.66%          5.71%       19.50%        3.67%       31.07%    (17.38)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
   by affiliates ..................................         1.70%          1.71%        1.68%        1.70%        1.76%      1.82%
Expenses net of waiver and payments
   by affiliates ..................................         1.68% f        1.71% f      1.68% f      1.70% f      1.76%      1.82%
Net investment income (loss) ......................        (0.91)%        (0.60)%      (0.48)%      (1.03)%      (1.04)%    (1.06)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................     $123,093       $118,806     $143,477     $136,052     $134,589    $92,632
Portfolio turnover rate ...........................        16.55%         62.54%       66.63%       41.91%       39.92%     32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


46 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)        2007         2006         2005         2004        2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  42.52       $  40.22     $  33.66     $  32.47     $  24.77    $  29.98
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.20)         (0.23)       (0.18)       (0.35)       (0.31)      (0.26)
   Net realized and unrealized gains (losses) ....         6.44           2.53         6.74         1.54         8.01       (4.95)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         6.24           2.30         6.56         1.19         7.70       (5.21)
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e           -- e         -- e         -- e         --          --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  48.76       $  42.52     $  40.22     $  33.66     $  32.47    $  24.77
                                                    ================================================================================

Total return c ...................................        14.68%          5.72%       19.49%        3.67%       31.09%     (17.38)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
   by affiliates .................................         1.69%          1.69%        1.68%        1.71%        1.76%       1.82%
Expenses net of waiver and payments
   by affiliates .................................         1.67% f        1.69% f      1.68% f      1.71% f      1.76%       1.82%
Net investment income (loss) .....................        (0.90)%        (0.58)%      (0.48)%      (1.04)%      (1.04)%     (1.06)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $420,661       $371,164     $388,478     $296,868     $298,114    $219,023
Portfolio turnover rate ..........................        16.55%         62.54%       66.63%       41.91%       39.92%      32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS R                                                (UNAUDITED)        2007         2006         2005         2004        2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  44.61       $  42.01     $  34.98     $  33.57     $  25.49    $  30.68
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............         (0.10)         (0.04)        0.01        (0.19)       (0.18)      (0.16)
   Net realized and unrealized gains (losses) ...          6.77           2.66         7.02         1.60         8.26       (5.03)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................          6.67           2.62         7.03         1.41         8.08       (5.19)
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income ...         (0.02)         (0.02)          --           --           --          --
                                                    --------------------------------------------------------------------------------
Redemption fees .................................            -- e           -- e         -- e         -- e         --          --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................      $  51.26       $  44.61     $  42.01     $  34.98     $  33.57    $  25.49
                                                    ================================================================================

Total return c ..................................         14.97%          6.25%       20.07%        4.20%       31.70%     (16.92)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
   by affiliates ................................          1.20%          1.21%        1.18%        1.21%        1.26%       1.32%
Expenses net of waiver and payments
   by affiliates ................................          1.18% f        1.21% f      1.18% f      1.21% f      1.26%       1.32%
Net investment income (loss) ....................         (0.41)%        (0.10)%       0.02%       (0.54)%      (0.54)%     (0.56)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $ 86,149       $ 81,398     $ 91,229     $ 69,103     $ 44,988    $ 15,123
Portfolio turnover rate .........................         16.55%         62.54%       66.63%       41.91%       39.92%      32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                         -----------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         OCTOBER 31, 2007             YEAR ENDED APRIL 30,
ADVISOR CLASS                                               (UNAUDITED)          2007          2006        2005 g
                                                         -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $   45.41        $   42.63     $   35.32     $  33.35
                                                         -----------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ....................          0.02             0.16          0.23        (0.01)
   Net realized and unrealized gains (losses) ........          6.90             2.71          7.08         1.98
                                                         -----------------------------------------------------------
Total from investment operations .....................          6.92             2.87          7.31         1.97
                                                         -----------------------------------------------------------
Less distributions from net investment income ........         (0.02)           (0.09)           --           --
                                                         -----------------------------------------------------------
Redemption fees ......................................            -- e             -- e          -- e         -- e
                                                         -----------------------------------------------------------
Net asset value, end of period .......................     $   52.31        $   45.41     $   42.63     $  35.32
                                                         ===========================================================

Total return c .......................................         15.23%            6.77%        20.67%        5.91%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....          0.70%            0.71%         0.68%        0.71%
Expenses net of waiver and payments by affiliates ....          0.68% f          0.71% f       0.68% f      0.71% f
Net investment income (loss) .........................          0.09%            0.40%         0.52%       (0.04)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................     $ 350,396        $ 297,856     $ 209,680     $ 71,193
Portfolio turnover rate ..............................         16.55%           62.54%        66.63%       41.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period August 2, 2004 (effective date) to April 30, 2005.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                                                     SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 95.8%
      COMMON STOCKS 95.4%
      COMMERCIAL SERVICES 3.2%
    a Concur Technologies Inc. .................................................        211,500   $    7,622,460
      FactSet Research Systems Inc. ............................................        725,000       51,127,000
      SEI Investments Co. ......................................................      1,384,200       43,768,404
                                                                                                  --------------
                                                                                                     102,517,864
                                                                                                  --------------
      COMMUNICATIONS 7.1%
      America Movil SAB de CV, L, ADR (Mexico) .................................        790,900       51,716,951
    a American Tower Corp., A ..................................................      1,500,000       66,270,000
      AT&T Inc. ................................................................      1,285,300       53,712,687
    a NII Holdings Inc. ........................................................        988,700       57,344,600
                                                                                                  --------------
                                                                                                     229,044,238
                                                                                                  --------------
      CONSUMER DURABLES 0.9%
    a Activision Inc. ..........................................................      1,200,000       28,380,000
                                                                                                  --------------
      CONSUMER NON-DURABLES 4.1%
    a Hansen Natural Corp. .....................................................        900,000       61,200,000
      PepsiCo Inc. .............................................................        500,000       36,860,000
      The Procter & Gamble Co. .................................................        469,600       32,646,592
                                                                                                  --------------
                                                                                                     130,706,592
                                                                                                  --------------
      CONSUMER SERVICES 1.4%
    a eBay Inc. ................................................................        600,000       21,660,000
      The Walt Disney Co. ......................................................        650,000       22,509,500
                                                                                                  --------------
                                                                                                      44,169,500
                                                                                                  --------------
      ELECTRONIC TECHNOLOGY 25.1%
    a Agilent Technologies Inc. ................................................        246,424        9,080,724
    a Apple Inc. ...............................................................        500,000       94,975,000
    a Cisco Systems Inc. .......................................................      2,273,900       75,175,134
    a FLIR Systems Inc. ........................................................        939,200       65,171,088
      Garmin Ltd. (Cayman Islands) .............................................        300,000       32,220,000
      Harris Corp. .............................................................        741,500       44,905,240
      Hewlett-Packard Co. ......................................................      1,300,000       67,184,000
    a Juniper Networks Inc. ....................................................      1,000,000       36,000,000
    a Lam Research Corp. .......................................................        350,000       17,570,000
      Maxim Integrated Products Inc. ...........................................        500,000       13,550,000
      Microchip Technology Inc. ................................................      1,200,000       39,804,000
    a Microsemi Corp. ..........................................................        279,200        7,429,512
    a NVIDIA Corp. .............................................................      1,500,000       53,070,000
      Precision Castparts Corp. ................................................        350,000       52,433,500
      QUALCOMM Inc. ............................................................      1,300,000       55,549,000
    a Research In Motion Ltd. (Canada) .........................................        325,000       40,465,750
      Rockwell Collins Inc. ....................................................        100,000        7,481,000
      Texas Instruments Inc. ...................................................        988,700       32,231,620
    a Trimble Navigation Ltd. ..................................................      1,050,000       43,785,000
    a Varian Semiconductor Equipment Associates Inc. ...........................        400,000       18,408,000
                                                                                                  --------------
                                                                                                     806,488,568
                                                                                                  --------------


50 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                                                     SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      ENERGY MINERALS 1.2%
      Devon Energy Corp. .......................................................        400,000   $   37,360,000
                                                                                                  --------------
      FINANCE 7.6%
      Assurant Inc. ............................................................        300,000       17,532,000
      CapitalSource Inc. .......................................................      1,428,925       26,035,014
      CME Group Inc. ...........................................................         90,000       59,962,500
      The Goldman Sachs Group Inc. .............................................        200,000       49,584,000
      T. Rowe Price Group Inc. .................................................      1,000,000       64,240,000
      Wells Fargo & Co. ........................................................        799,900       27,204,599
                                                                                                  --------------
                                                                                                     244,558,113
                                                                                                  --------------
      HEALTH SERVICES 3.4%
    a Stericycle Inc. ..........................................................      1,087,600       63,439,708
    a VCA Antech Inc. ..........................................................        988,700       45,529,635
                                                                                                  --------------
                                                                                                     108,969,343
                                                                                                  --------------
      HEALTH TECHNOLOGY 11.4%
    a Celgene Corp. ............................................................        494,300       32,623,800
    a Genentech Inc. ...........................................................        400,000       29,652,000
    a Gilead Sciences Inc. .....................................................      1,500,000       69,285,000
      Johnson & Johnson ........................................................        600,000       39,102,000
a,b,c Masimo Corp. .............................................................      1,043,181       30,938,014
    a ResMed Inc. ..............................................................        350,000       14,500,500
      Roche Holding AG, ADR (Switzerland) ......................................        741,500       63,361,175
      Schering-Plough Corp. ....................................................      1,800,000       54,936,000
      Stryker Corp. ............................................................        325,000       23,075,000
    a Varian Medical Systems Inc. ..............................................        223,300       10,890,341
                                                                                                  --------------
                                                                                                     368,363,830
                                                                                                  --------------
      INDUSTRIAL SERVICES 2.0%
      Schlumberger Ltd. ........................................................        250,000       24,142,500
      Smith International Inc. .................................................        600,000       39,630,000
                                                                                                  --------------
                                                                                                      63,772,500
                                                                                                  --------------
      PROCESS INDUSTRIES 2.7%
      Ecolab Inc. ..............................................................        700,000       33,019,000
      Praxair Inc. .............................................................        642,600       54,929,448
                                                                                                  --------------
                                                                                                      87,948,448
                                                                                                  --------------
      PRODUCER MANUFACTURING 3.6%
      Danaher Corp. ............................................................        325,000       27,842,750
    a SunPower Corp., A ........................................................        400,000       50,584,000
      United Technologies Corp. ................................................        494,300       37,858,437
                                                                                                  --------------
                                                                                                     116,285,187
                                                                                                  --------------
      REAL ESTATE DEVELOPMENT 1.0%
      Jones Lang LaSalle Inc. ..................................................        325,000       30,982,250
                                                                                                  --------------


                                                          Semiannual Report | 51

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                                                     SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      RETAIL TRADE 5.3%
      CVS Caremark Corp. .......................................................      1,200,000   $   50,124,000
    a Dick's Sporting Goods Inc. ...............................................      1,100,000       36,707,000
      PETsMART Inc. ............................................................      1,000,000       29,950,000
      Target Corp. .............................................................        500,000       30,680,000
    a Zumiez Inc. ..............................................................        550,000       23,023,000
                                                                                                  --------------
                                                                                                     170,484,000
                                                                                                  --------------
      TECHNOLOGY SERVICES 11.8%
    a Adobe Systems Inc. .......................................................        939,200       44,987,680
    a Autodesk Inc. ............................................................        700,000       34,230,000
    a Cognizant Technology Solutions Corp., A ..................................        950,000       39,387,000
    a Google Inc., A ...........................................................        128,500       90,849,500
    a Internap Network Services Corp. ..........................................        800,000       13,328,000
    a Omniture Inc. ............................................................        600,000       20,496,000
    a Oracle Corp. .............................................................      2,175,000       48,219,750
      Paychex Inc. .............................................................      1,050,000       43,869,000
    a Salesforce.com Inc. ......................................................        494,300       27,863,691
    a VeriSign Inc. ............................................................        500,000       17,045,000
                                                                                                  --------------
                                                                                                     380,275,621
                                                                                                  --------------
      TRANSPORTATION 3.6%
      C.H. Robinson Worldwide Inc. .............................................        741,500       37,015,680
      Canadian National Railway Co. (Canada) ...................................        600,000       33,594,000
      Expeditors International of Washington Inc. ..............................        900,000       45,585,000
                                                                                                  --------------
                                                                                                     116,194,680
                                                                                                  --------------
      TOTAL COMMON STOCKS (COST $1,977,265,919) ................................                   3,066,500,734
                                                                                                  --------------
      PREFERRED STOCKS 0.4%
      ELECTRONIC TECHNOLOGY 0.0% d
a,b,c Anda Networks, pfd., D ...................................................        145,772           45,189
                                                                                                  --------------
      HEALTH TECHNOLOGY 0.4%
a,b,c Fibrogen Inc., pfd., E ...................................................      2,227,171       11,069,041
                                                                                                  --------------
      TOTAL PREFERRED STOCKS (COST $11,999,998) ................................                      11,114,230
                                                                                                  --------------
      TOTAL LONG TERM INVESTMENTS (COST $1,989,265,917) ........................                   3,077,614,964
                                                                                                  --------------


52 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                                                     SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENT (COST $165,320,521) 5.1%
      MONEY MARKET FUND 5.1%
    e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% .....    165,320,521   $  165,320,521
                                                                                                  --------------
      TOTAL INVESTMENTS (COST $2,154,586,438) 100.9% ...........................                   3,242,935,485
      OTHER ASSETS, LESS LIABILITIES (0.9)% ....................................                     (28,304,789)
                                                                                                  --------------
      NET ASSETS 100.0% ........................................................                  $3,214,630,696
                                                                                                  ==============

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $42,052,244, representing 1.31% of net assets.

c See Note 8 regarding restricted securities.

d Rounds to less than 0.1% of net assets.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS A                                               (UNAUDITED)          2007         2006         2005         2004       2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  13.05        $  13.90     $  10.63     $  10.55     $   7.46   $   9.79
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.06)          (0.10)       (0.08)       (0.09)       (0.07)     (0.06)
   Net realized and unrealized gains (losses)              0.86            0.58         3.35         0.17         3.16      (2.27)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         0.80            0.48         3.27         0.08         3.09      (2.33)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --           (1.33)          --           --           --         --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e            -- e         -- e         -- e         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  13.85        $  13.05     $  13.90     $  10.63     $  10.55   $   7.46
                                                    ================================================================================

Total return c ...................................         6.13%           4.02%       30.76%        0.76%       41.42%    (23.80)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.21% f         1.20% f      1.16% f      1.15% f      1.08%      1.32%
Net investment income (loss) .....................        (0.87)%         (0.77)%      (0.61)%      (0.84)%      (0.70)%    (0.76)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $499,499        $549,733     $693,084     $765,216     $908,599   $696,642
Portfolio turnover rate ..........................        23.89%          51.49%       44.34%       46.35%       47.08%     34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS B                                               (UNAUDITED)          2007         2006         2005         2004       2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $ 12.35          $ 13.32     $  10.26     $  10.27     $   7.33   $   9.66
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................       (0.10)           (0.18)       (0.16)       (0.17)       (0.15)     (0.10)
   Net realized and unrealized gains (losses) ....        0.81             0.54         3.22         0.16         3.09      (2.23)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................        0.71             0.36         3.06        (0.01)        2.94      (2.33)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......          --            (1.33)          --           --           --         --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................          -- e             -- e         -- e         -- e         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $ 13.06          $ 12.35     $  13.32     $  10.26     $  10.27   $   7.33
                                                    ================================================================================

Total return c ...................................        5.75%            3.27%       29.82%       (0.10)%      40.11%    (24.12)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................        1.96% f          1.96% f      1.91% f      1.91% f      1.92%      1.97%
Net investment income (loss) .....................       (1.62)%          (1.53)%      (1.36)%      (1.60)%      (1.54)%    (1.41)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $77,978          $85,684     $111,458     $105,070     $122,004   $ 96,077
Portfolio turnover rate ..........................       23.89%           51.49%       44.34%       46.35%       47.08%     34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                      YEAR ENDED APRIL 30,
CLASS C                                               (UNAUDITED)         2007         2006         2005         2004       2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  12.36        $  13.33     $  10.27     $  10.27     $   7.33   $   9.67
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.10)          (0.18)       (0.16)       (0.17)       (0.15)     (0.10)
   Net realized and unrealized gains (losses) ....         0.81            0.54         3.22         0.17         3.09      (2.24)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         0.71            0.36         3.06           --         2.94      (2.34)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --           (1.33)          --           --           --         --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e            -- e         -- e         -- e         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  13.07        $  12.36     $  13.33     $  10.27     $  10.27   $   7.33
                                                    ================================================================================

Total return c ...................................         5.74%           3.27%       29.80%          --%       40.11%    (24.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.96% f         1.95% f      1.92% f      1.91% f      1.92%      1.97%
Net investment income (loss) .....................        (1.62)%         (1.52)%      (1.37)%      (1.60)%      (1.54)%    (1.41)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $112,297        $120,900     $170,159     $164,117     $200,037   $163,466
Portfolio turnover rate ..........................        23.89%          51.49%       44.34%       46.35%       47.08%     34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS R                                               (UNAUDITED)          2007         2006         2005         2004       2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $ 12.86        $  13.75     $  10.54     $  10.49     $   7.45   $   9.79
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.07)          (0.13)       (0.11)       (0.12)       (0.10)     (0.07)
   Net realized and unrealized gains (losses) ....         0.84            0.57         3.32         0.17         3.14      (2.27)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         0.77            0.44         3.21         0.05         3.04      (2.34)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --           (1.33)          --           --           --         --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e            -- e         -- e         -- e         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................      $ 13.63        $  12.86     $  13.75     $  10.54     $  10.49   $   7.45
                                                    ================================================================================

Total return c ...................................         5.99%           3.77%       30.46%        0.48%       40.81%    (23.90)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.46% f         1.46% f      1.42% f      1.41% f      1.42%      1.47%
Net investment income (loss) .....................        (1.12)%         (1.03)%      (0.87)%      (1.10)%      (1.04)%    (0.91)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $ 3,997        $  5,759     $  6,328     $  4,392     $  4,542   $  2,562
Portfolio turnover rate ..........................        23.89%          51.49%       44.34%       46.35%       47.08%     34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
ADVISOR CLASS                                         (UNAUDITED)          2007         2006         2005         2004       2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  13.34        $  14.15     $  10.79     $  10.69     $   7.55   $   9.86
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.04)          (0.07)       (0.05)       (0.07)       (0.05)     (0.03)
   Net realized and unrealized gains (losses) ....         0.88            0.59         3.41         0.17         3.19      (2.28)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         0.84            0.52         3.36         0.10         3.14      (2.31)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --           (1.33)          --           --           --         --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e            -- e         -- e         -- e         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  14.18        $  13.34     $  14.15     $  10.79     $  10.69   $   7.55
                                                    ================================================================================

Total return c ...................................         6.30%           4.24%       31.14%        0.94%       41.59%    (23.43)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         0.96% f         0.96% f      0.92% f      0.91% f      0.92%      0.97%
Net investment income (loss) .....................        (0.62)%         (0.53)%      (0.37)%      (0.60)%      (0.54)%    (0.41)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $248,979        $325,425     $326,475     $235,101     $211,271   $135,529
Portfolio turnover rate ..........................        23.89%          51.49%       44.34%       46.35%       47.08%     34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP GROWTH FUND II                                             SHARES        VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS 98.4%
    COMMERCIAL SERVICES 2.8%
  a CoStar Group Inc. .......................................................       44,900   $  2,581,750
  a Huron Consulting Group Inc. .............................................      209,300     14,625,884
  a LECG Corp. ..............................................................      111,100      1,945,361
  a Universal Technical Institute Inc. ......................................      386,200      7,272,146
                                                                                             ------------
                                                                                               26,425,141
                                                                                             ------------
    COMMUNICATIONS 0.6%
  a SBA Communications Corp. ................................................      151,000      5,375,600
                                                                                             ------------
    CONSUMER DURABLES 2.9%
a,b Force Protection Inc., 144A, PIPES ......................................      601,000     10,757,900
  a Tenneco Inc. ............................................................      272,600      8,344,286
  a THQ Inc. ................................................................      315,400      8,544,186
                                                                                             ------------
                                                                                               27,646,372
                                                                                             ------------
    CONSUMER NON-DURABLES 1.0%
  a FGX International Holdings Ltd. (Virgin Islands (British)) ..............      422,700      7,228,170
  a Hain Celestial Group Inc. ...............................................       61,200      2,145,672
                                                                                             ------------
                                                                                                9,373,842
                                                                                             ------------
    CONSUMER SERVICES 10.1%
  a BJ's Restaurants Inc. ...................................................      311,500      6,164,585
  a Chipotle Mexican Grill Inc., B ..........................................      142,800     17,610,096
  a Gaylord Entertainment Co., A ............................................       81,700      4,451,016
  a Lions Gate Entertainment Corp. ..........................................      953,100     10,198,170
    Orient-Express Hotels Ltd., A ...........................................      207,600     13,452,480
  a Panera Bread Co. ........................................................      285,600     11,706,744
  a Red Lion Hotels Corp. ...................................................      309,500      3,039,290
  a Ruth's Chris Steak House Inc. ...........................................      477,600      6,036,864
  a Shuffle Master Inc. .....................................................      556,600      7,614,288
  a Shutterfly Inc. .........................................................      144,600      4,825,302
    Strayer Education Inc. ..................................................       56,800     10,590,928
                                                                                             ------------
                                                                                               95,689,763
                                                                                             ------------
    ELECTRONIC TECHNOLOGY 27.9%
  a Arris Group Inc. ........................................................      604,800      6,955,200
  a Atheros Communications ..................................................      318,800     11,189,880
  a Compellent Technologies Inc. ............................................      113,636      1,829,540
  a FLIR Systems Inc. .......................................................      312,200     21,663,558
  a FormFactor Inc. .........................................................      389,600     15,237,256
  a Hittite Microwave Corp. .................................................      181,100      9,100,275
  a Ixia ....................................................................    1,437,400     15,035,204
  a Microsemi Corp. .........................................................      772,300     20,550,903
  a Microtune Inc. ..........................................................    1,150,100      6,935,103
    National Instruments Corp. ..............................................      272,402      8,836,721
  a Netlogic Microsystems Inc. ..............................................      498,400     16,546,880
  a OpNext Inc. .............................................................      374,700      4,458,930
  a Orbital Sciences Corp. ..................................................      521,400     13,311,342
  a Power Integrations Inc. .................................................      787,300     25,610,869
  a Riverbed Technology Inc. ................................................      261,100      8,822,569


                                                          Semiannual Report | 59

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP GROWTH FUND II                                             SHARES        VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRONIC TECHNOLOGY (CONTINUED)
  a Silicon Laboratories Inc. ...............................................      348,700   $ 15,238,190
  a Stanley Inc. ............................................................      209,800      5,555,504
  a Trimble Navigation Ltd. .................................................      362,600     15,120,420
  a Varian Inc. .............................................................      140,900     10,411,101
  a Varian Semiconductor Equipment Associates Inc. ..........................      247,675     11,398,003
  a ViaSat Inc. .............................................................      425,200     12,968,600
  a Xyratex Ltd. (Bermuda) ..................................................      379,900      6,488,692
                                                                                             ------------
                                                                                              263,264,740
                                                                                             ------------
    ENERGY MINERALS 3.3%
  a Bill Barrett Corp. ......................................................      365,800     17,119,440
  a Mariner Energy Inc. .....................................................      544,700     13,617,500
                                                                                             ------------
                                                                                               30,736,940
                                                                                             ------------
    FINANCE 5.5%
a,c Clayton Holdings Inc. ...................................................    1,187,899      5,701,916
    East West Bancorp Inc. ..................................................      230,200      7,766,948
    Hancock Holding Co. .....................................................      140,500      5,343,215
  a Mobile Mini Inc. ........................................................      347,700      6,234,261
  a NewStar Financial Inc. ..................................................      642,600      6,451,704
    optionsXpress Holdings Inc. .............................................      521,200     15,510,912
    UCBH Holdings Inc. ......................................................      270,300      4,614,021
                                                                                             ------------
                                                                                               51,622,977
                                                                                             ------------
    HEALTH SERVICES 7.4%
  a Allscripts Healthcare Solutions Inc. ....................................      503,100     13,935,870
a,d Genoptix Inc. ...........................................................       51,900      1,281,930
  a Healthways Inc. .........................................................      108,900      6,610,230
  a PAREXEL International Corp. .............................................      345,800     15,906,800
  a Psychiatric Solutions Inc. ..............................................      296,200     11,729,520
  a TriZetto Group Inc. .....................................................      526,500      8,603,010
  a VCA Antech Inc. .........................................................      253,500     11,673,675
                                                                                             ------------
                                                                                               69,741,035
                                                                                             ------------
    HEALTH TECHNOLOGY 8.8%
  a Adams Respiratory Therapeutics Inc. .....................................      310,700     13,652,158
  a American Medical Systems Holdings Inc. ..................................      526,700      6,736,493
  a Angiotech Pharmaceuticals Inc. ..........................................    1,666,900      7,884,437
  a Cadence Pharmaceuticals Inc. ............................................      374,300      5,345,004
  a Dexcom Inc. .............................................................      733,800      6,824,340
  a Impax Laboratories Inc. .................................................      301,100      3,236,825
  a Keryx Biopharmaceuticals Inc. ...........................................      511,700      5,270,510
  a MannKind Corp. ..........................................................      437,400      3,993,462
  a The Medicines Co. .......................................................      312,200      5,978,630
  a Myriad Genetics Inc. ....................................................      239,400     13,253,184
  a Panacos Pharmaceuticals Inc. ............................................      299,500        748,750
  a Penwest Pharmaceuticals Co. .............................................      571,600      4,738,564
  a Tomotherapy Inc. ........................................................      249,400      5,454,378
                                                                                             ------------
                                                                                               83,116,735
                                                                                             ------------


60 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP GROWTH FUND II                                             SHARES        VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL SERVICES 3.5%
  a Dril-Quip Inc. ..........................................................       94,700   $  5,050,351
  a Helix Energy Solutions Group Inc. .......................................      342,400     15,836,000
  a Superior Energy Services Inc. ...........................................      325,900     12,084,372
                                                                                             ------------
                                                                                               32,970,723
                                                                                             ------------
    MUTUAL FUNDS 0.4%
    Kohlberg Capital Corp. ..................................................      314,400      4,049,472
                                                                                             ------------
    PROCESS INDUSTRIES 2.1%
    FMC Corp. ...............................................................      212,200     12,201,500
    Minerals Technologies Inc. ..............................................      107,900      7,576,738
                                                                                             ------------
                                                                                               19,778,238
                                                                                             ------------
    PRODUCER MANUFACTURING 2.8%
  a Drew Industries Inc. ....................................................      384,000     15,198,720
    Manitowoc Co. Inc. ......................................................      234,700     11,561,322
                                                                                             ------------
                                                                                               26,760,042
                                                                                             ------------
    REAL ESTATE INVESTMENT TRUSTS 2.6%
    FelCor Lodging Trust Inc. ...............................................      600,900     12,582,846
    LaSalle Hotel Properties ................................................      162,200      6,702,104
    RAIT Financial Trust ....................................................      581,400      5,290,740
                                                                                             ------------
                                                                                               24,575,690
                                                                                             ------------
    RETAIL TRADE 3.4%
    Big 5 Sporting Goods Corp. ..............................................      324,900      5,799,465
  a Hibbett Sports Inc. .....................................................      289,900      6,838,741
  a Tractor Supply Co. ......................................................      181,100      7,504,784
  a Ulta Salon Cosmetics & Fragrance Inc. ...................................       56,800      1,942,560
  a Zumiez Inc. .............................................................      228,200      9,552,452
                                                                                             ------------
                                                                                               31,638,002
                                                                                             ------------
    TECHNOLOGY SERVICES 12.2%
    BearingPoint Inc. .......................................................      974,900      4,669,771
  a Demandtec Inc. ..........................................................          400          7,224
  a Entrust Inc. ............................................................    1,239,000      2,539,950
  e Heartland Payment Systems Inc. ..........................................      308,200      9,246,000
  a Internap Network Services Corp. .........................................      717,600     11,955,216
    Marchex Inc., B .........................................................      804,400      9,081,676
  a MICROS Systems Inc. .....................................................      187,600     13,473,432
  a Nuance Communications Inc. ..............................................      617,500     13,652,925
  a Omniture Inc. ...........................................................      141,300      4,826,808
  a Quest Software Inc. .....................................................      800,000     13,920,000
  a RightNow Technologies Inc. ..............................................      519,400     10,398,388
  a Sapient Corp. ...........................................................    2,581,700     18,071,900
  a Voltaire Ltd. (Israel) ..................................................      452,200      3,210,620
                                                                                             ------------
                                                                                              115,053,910
                                                                                             ------------
    TRANSPORTATION 1.1%
  a Allegiant Travel Co. ....................................................      281,700     10,146,834
                                                                                             ------------
    TOTAL COMMON STOCKS (COST $720,546,764) .................................                 927,966,056
                                                                                             ------------


                                                          Semiannual Report | 61

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP GROWTH FUND II                                             SHARES        VALUE
---------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 1.5%
    MONEY MARKET FUND (COST $11,134,994) 1.2%
  f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ....   11,134,994   $ 11,134,994
                                                                                             ------------
  g INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.3%
    MONEY MARKET FUND (COST $2,556,000) 0.3%
  h Bank of New York Institutional Cash Reserve Fund, 5.14% .................    2,556,000      2,556,000
                                                                                             ------------
    TOTAL INVESTMENTS (COST $734,237,758) 99.9% .............................                 941,657,050
    OTHER ASSETS, LESS LIABILITIES 0.1% .....................................                   1,092,403
                                                                                             ------------
    NET ASSETS 100.0% .......................................................                $942,749,453
                                                                                             ============

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the value of this security was $10,757,900, representing 1.14% of net assets.

c See Note 9 regarding holdings of 5% voting securities.

d A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

e A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g See Note 1(e) regarding securities on loan.

h The rate shown is the annualized seven-day yield at period end.


62 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                            YEAR ENDED APRIL 30,
CLASS A                                      (UNAUDITED)           2007           2006           2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..     $    41.54       $    40.42     $    31.31     $    29.69     $    23.14    $    28.85
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .....          (0.27)           (0.13)            -- g        (0.08)         (0.14)        (0.09)
   Net realized and unrealized gains
      (losses) ........................           4.90             4.09           9.15           1.70           6.69         (5.62)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......           4.63             3.96           9.15           1.62           6.55         (5.71)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............             --               --          (0.04)            --             --            --
   Net realized gains .................             --            (2.84)            --             --             --            --
                                          ------------------------------------------------------------------------------------------
Total distributions ...................             --            (2.84)         (0.04)            --             --            --
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................             -- e             -- e           -- e           -- e           -- e          --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $    46.17       $    41.54     $    40.42     $    31.31     $    29.69    $    23.14
                                          ==========================================================================================

Total return c ........................          11.15%           10.38%         29.21%          5.46%         28.31%       (19.79)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................           0.97% f          0.98% f        0.96% f        0.97% f        0.98%         1.02%
Net investment income (loss) ..........          (0.53)%          (0.33)%           --% h       (0.27)%        (0.51)%       (0.41)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $5,532,410       $5,619,694     $6,532,284     $6,636,792     $7,355,269    $5,791,141
Portfolio turnover rate ...............          31.04%           52.76%         39.84%         42.96%         52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g Amount rounds to less than $(0.01) per share.

h Rounds to less than (0.01)%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS B                                                (UNAUDITED)        2007         2006         2005          2004        2003 g
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  40.00       $  39.31     $  30.65     $  29.28      $  23.00    $  24.33
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.43)         (0.40)       (0.27)       (0.31)        (0.36)      (0.23)
   Net realized and unrealized gains (losses) ....         4.72           3.93         8.93         1.68          6.64       (1.10)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         4.29           3.53         8.66         1.37          6.28       (1.33)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --          (2.84)          --           --            --          --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e           -- e         -- e         -- e          -- e        --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  44.29       $  40.00     $  39.31     $  30.65      $  29.28    $  23.00
                                                    ================================================================================

Total return c ...................................        10.73%          9.53%       28.25%        4.68%        27.30%      (5.47)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.72% f        1.73% f      1.71% f      1.72% f       1.73%       1.77%
Net investment income (loss) .....................        (1.28)%        (1.08)%      (0.75)%      (1.02)%       (1.26)%     (1.16)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $ 34,168       $ 32,570     $ 36,911     $ 31,733      $ 26,161    $  7,601
Portfolio turnover rate ..........................        31.04%         52.76%       39.84%       42.96%        52.84%      36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2002 (effective date) to April 30, 2003.


64 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)        2007         2006         2005          2004        2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  38.85       $  38.25     $  29.82     $  28.49      $  22.37    $  28.09
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.41)         (0.39)       (0.26)       (0.31)        (0.34)      (0.26)
   Net realized and unrealized gains (losses) ....         4.57           3.83         8.69         1.64          6.46       (5.46)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         4.16           3.44         8.43         1.33          6.12       (5.72)
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains .......           --          (2.84)          --           --            --          --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e           -- e         -- e         -- e          -- e        --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  43.01       $  38.85     $  38.25     $  29.82      $  28.49    $  22.37
                                                    ================================================================================

Total return c ...................................        10.73%          9.56%       28.27%       4.67%         27.36%     (20.36)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.72% f        1.72% f      1.71% f      1.72% f       1.71%       1.77%
Net investment income (loss) .....................        (1.28)%        (1.07)%      (0.75)%      (1.02)%       (1.24)%     (1.16)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $684,131       $653,529     $728,710     $654,549      $762,602    $639,524
Portfolio turnover rate ..........................        31.04%         52.76%       39.84%       42.96%        52.84%      36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS R                                                (UNAUDITED)        2007         2006         2005          2004        2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  40.96       $  39.98     $  31.04     $  29.50      $  23.06    $  28.81
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................        (0.32)         (0.23)       (0.08)       (0.15)        (0.22)      (0.17)
   Net realized and unrealized gains (losses) ....         4.82           4.05         9.04         1.69          6.66       (5.58)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         4.50           3.82         8.96         1.54          6.44       (5.75)
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................           --             --        (0.02)          --            --          --
   Net realized gains ............................           --          (2.84)          --           --            --          --
                                                    --------------------------------------------------------------------------------
Total distributions ..............................           --          (2.84)       (0.02)          --            --          --
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- e           -- e         -- e         -- e          -- e        --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  45.46       $  40.96     $  39.98     $   31.04     $  29.50    $  23.06
                                                    ================================================================================

Total return c ...................................        10.99%         10.11%       28.88%        5.22%        27.93%     (19.96)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................         1.22% f        1.23% f      1.21% f      1.22% f       1.23%       1.27%
Net investment income (loss) .....................        (0.78)%        (0.58)%      (0.25)%      (0.52)%       (0.76)%     (0.66)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $116,239       $118,387     $ 93,916     $ 54,139      $ 41,404    $ 15,309
Portfolio turnover rate ..........................        31.04%         52.76%       39.84%       42.96%        52.84%      36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                            YEAR ENDED APRIL 30,
ADVISOR CLASS                                (UNAUDITED)           2007           2006           2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..     $    42.22       $    40.93     $    31.71     $    29.99     $    23.32    $    29.00
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .....          (0.28)           (0.03)          0.10             -- e        (0.07)        (0.04)
   Net realized and unrealized gains
      (losses) ........................           5.05             4.16           9.26           1.72           6.74         (5.64)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......           4.77             4.13           9.36           1.72           6.67         (5.68)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............             --               --          (0.14)            --             --            --
   Net realized gains .................             --            (2.84)            --             --             --            --
                                          ------------------------------------------------------------------------------------------
Total distributions ...................             --            (2.84)         (0.14)            --             --            --
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................             -- e             -- e           -- e           -- e           -- e          --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $    46.99       $    42.22     $    40.93     $    31.71     $    29.99    $    23.32
                                          ==========================================================================================

Total return c ........................          11.30%           10.65%         29.55%          5.74%         28.60%       (19.59)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................           0.72% f          0.73% f        0.71% f        0.72% f        0.73%         0.77%
Net investment income (loss) ..........          (0.28)%          (0.08)%         0.25%         (0.02)%        (0.26)%       (0.16)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $1,064,388       $  803,365     $  794,395     $  347,518     $  320,154    $  266,723
Portfolio turnover rate ...............          31.04%           52.76%         39.84%         42.96%         52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------
      FRANKLIN SMALL-MID CAP GROWTH FUND                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 99.0%
      COMMON STOCKS 98.9%
      COMMERCIAL SERVICES 2.9%
      FactSet Research Systems Inc. ..........................................      1,378,100   $   97,183,612
      Robert Half International Inc. .........................................      2,036,800       61,287,312
      SEI Investments Co. ....................................................      1,808,400       57,181,608
                                                                                                --------------
                                                                                                   215,652,532
                                                                                                --------------
      COMMUNICATIONS 6.0%
    a Crown Castle International Corp. .......................................      2,013,900       82,710,873
    a Leap Wireless International Inc. .......................................      1,083,200       77,242,992
    a MetroPCS Communications Inc. ...........................................      2,989,700       67,268,250
    a NII Holdings Inc. ......................................................      2,239,340      129,881,720
    a SBA Communications Corp. ...............................................      2,526,900       89,957,640
    a TeleCorp PCS Inc., Escrow Account ......................................      4,569,500               --
                                                                                                --------------
                                                                                                   447,061,475
                                                                                                --------------
      CONSUMER DURABLES 5.2%
    a Activision Inc. ........................................................      7,332,200      173,406,530
a,b,c Force Protection Inc., 144A, PIPES .....................................      4,311,500       77,175,850
    a NVR Inc. ...............................................................        106,060       50,458,045
    a Scientific Games Corp., A ..............................................      2,308,900       83,466,735
                                                                                                --------------
                                                                                                   384,507,160
                                                                                                --------------
      CONSUMER NON-DURABLES 4.5%
      Guess? Inc. ............................................................      1,897,800       97,527,942
    a Hansen Natural Corp. ...................................................      2,514,200      170,965,600
      Wolverine World Wide Inc. ..............................................      2,493,310       63,928,468
                                                                                                --------------
                                                                                                   332,422,010
                                                                                                --------------
      CONSUMER SERVICES 2.1%
    a Chipotle Mexican Grill Inc., B .........................................        741,700       91,466,444
      International Game Technology ..........................................      1,437,900       62,706,819
                                                                                                --------------
                                                                                                   154,173,263
                                                                                                --------------
      DISTRIBUTION SERVICES 0.7%
    a Henry Schein Inc. ......................................................        844,000       50,555,600
                                                                                                --------------
      ELECTRONIC TECHNOLOGY 23.0%
    a F5 Networks Inc. .......................................................      2,787,600      100,437,228
  a,d FLIR Systems Inc. ......................................................      2,934,800      203,645,772
a,b,c FormFactor Inc. ........................................................      3,067,000      119,950,370
      Garmin Ltd. (Cayman Islands) ...........................................        527,100       56,610,540
      Harris Corp. ...........................................................      2,634,600      159,551,376
      Intersil Corp., A ......................................................      1,779,800       53,999,132
    a Juniper Networks Inc. ..................................................      1,533,300       55,198,800
    a Lam Research Corp. .....................................................      1,088,000       54,617,600
    a Logitech International SA, (Switzerland) ...............................      2,700,400       95,378,128
      Maxim Integrated Products Inc. .........................................      2,330,000       63,143,000
      Microchip Technology Inc. ..............................................      1,332,700       44,205,659
  a,b Microsemi Corp. ........................................................      4,300,000      114,423,000
    a Network Appliance Inc. .................................................      2,916,600       91,843,734


68 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------
      FRANKLIN SMALL-MID CAP GROWTH FUND                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      ELECTRONIC TECHNOLOGY (CONTINUED)
    a Orbital Sciences Corp. .................................................      2,454,900   $   62,673,597
      Precision Castparts Corp. ..............................................        790,810      118,471,246
      Rockwell Collins Inc. ..................................................      1,061,471       79,408,646
    a Silicon Laboratories Inc. ..............................................      2,014,200       88,020,540
    a Trimble Navigation Ltd. ................................................      2,347,360       97,884,912
    a VeriFone Holdings Inc. .................................................        987,000       48,787,410
                                                                                                --------------
                                                                                                 1,708,250,690
                                                                                                --------------
      ENERGY MINERALS 5.1%
  a,b Bill Barrett Corp. .....................................................      3,733,000      174,704,400
    a Mariner Energy Inc. ....................................................      1,502,800       37,570,000
      Noble Energy Inc. ......................................................      1,071,700       82,027,918
    a Southwestern Energy Co. ................................................      1,701,800       88,034,114
                                                                                                --------------
                                                                                                   382,336,432
                                                                                                --------------
      FINANCE 5.7%
    a Affiliated Managers Group Inc. .........................................      1,153,300      151,716,615
      CapitalSource Inc. .....................................................      4,907,682       89,417,966
    a E*TRADE Financial Corp. ................................................      4,935,100       54,977,014
      East West Bancorp Inc. .................................................      1,885,750       63,625,205
      optionsXpress Holdings Inc. ............................................      2,267,030       67,466,813
                                                                                                --------------
                                                                                                   427,203,613
                                                                                                --------------
      HEALTH SERVICES 5.7%
    a Allscripts Healthcare Solutions Inc. ...................................      1,925,530       53,337,181
    a Cerner Corp. ...........................................................      1,275,200       75,950,912
    a Community Health Systems Inc. ..........................................        508,164       16,733,841
    a Coventry Health Care Inc. ..............................................      1,228,500       74,090,835
    a Express Scripts Inc. ...................................................      1,831,000      115,536,100
      Pharmaceutical Product Development Inc. ................................      2,070,000       87,436,800
                                                                                                --------------
                                                                                                   423,085,669
                                                                                                --------------
      HEALTH TECHNOLOGY 9.2%
    a Adams Respiratory Therapeutics Inc. ....................................      1,505,400       66,147,276
  a,b American Medical Systems Holdings Inc. .................................      3,689,900       47,193,821
      C. R. Bard Inc. ........................................................      1,317,700      110,172,897
    a Endo Pharmaceuticals Holdings Inc. .....................................      1,567,200       45,918,960
    a Gen-Probe Inc. .........................................................        731,841       51,243,507
    a Hologic Inc. ...........................................................        818,930       55,629,915
    a Keryx Biopharmaceuticals Inc. ..........................................      1,449,200       14,926,760
    a Myriad Genetics Inc. ...................................................        628,500       34,793,760
    a PDL BioPharma Inc. .....................................................      1,707,000       36,188,400
  a,d Stereotaxis Inc. .......................................................      1,463,200       22,533,280
    a Varian Medical Systems Inc. ............................................      1,360,470       66,350,122
    a Vertex Pharmaceuticals Inc. ............................................        339,070       10,965,524
    a Waters Corp. ...........................................................      1,569,600      120,827,808
                                                                                                --------------
                                                                                                   682,892,030
                                                                                                --------------


                                                          Semiannual Report | 69

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------
      FRANKLIN SMALL-MID CAP GROWTH FUND                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      INDUSTRIAL SERVICES 5.5%
    a FMC Technologies Inc. ..................................................      1,994,756   $  120,942,056
    a National-Oilwell Varco Inc. ............................................      2,668,692      195,455,002
      Smith International Inc. ...............................................      1,432,900       94,643,045
                                                                                                --------------
                                                                                                   411,040,103
                                                                                                --------------
      PROCESS INDUSTRIES 0.2%
    a U.S. BioEnergy Corp. ...................................................      1,653,000       12,496,680
                                                                                                --------------
      PRODUCER MANUFACTURING 7.1%
      AMTEK Inc. .............................................................      2,968,500      139,519,500
    a Mettler-Toledo International Inc. (Switzerland) ........................      1,001,500      106,509,525
a,e,f Mirapoint Inc., 144A ...................................................        682,128               --
    a SunPower Corp., A ......................................................      1,047,200      132,428,912
    a Terex Corp. ............................................................      1,041,800       77,322,396
      Trinity Industries Inc. ................................................      1,921,400       69,439,396
                                                                                                --------------
                                                                                                   525,219,729
                                                                                                --------------
      REAL ESTATE DEVELOPMENT 1.0%
      Jones Lang LaSalle Inc. ................................................        802,800       76,530,924
                                                                                                --------------
      REAL ESTATE INVESTMENT TRUSTS 1.7%
      FelCor Lodging Trust Inc. ..............................................      2,072,500       43,398,150
      iStar Financial Inc. ...................................................      2,642,800       80,631,828
                                                                                                --------------
                                                                                                   124,029,978
                                                                                                --------------
      RETAIL TRADE 3.7%
    a Dick's Sporting Goods Inc. .............................................      2,176,400       72,626,468
      The Men's Wearhouse Inc. ...............................................      1,428,900       60,385,314
      Nordstrom Inc. .........................................................        845,500       33,346,520
      PETsMART Inc. ..........................................................      2,028,260       60,746,387
    a Tractor Supply Co. .....................................................      1,160,200       48,078,688
                                                                                                --------------
                                                                                                   275,183,377
                                                                                                --------------
      TECHNOLOGY SERVICES 7.0%
    a Cognizant Technology Solutions Corp., A ................................      2,661,200      110,333,352
    a Equinix Inc. ...........................................................        644,400       75,175,704
      Global Payments Inc. ...................................................      1,721,000       81,850,760
    a Internap Network Services Corp. ........................................      1,943,400       32,377,044
    a Nuance Communications Inc. .............................................      4,473,600       98,911,296
    a Omniture Inc. ..........................................................      1,374,200       46,942,672
    a Salesforce.com Inc. ....................................................        411,300       23,184,981
    a VeriSign Inc. ..........................................................      1,587,200       54,107,648
                                                                                                --------------
                                                                                                   522,883,457
                                                                                                --------------
      TRANSPORTATION 1.7%
      C.H. Robinson Worldwide Inc. ...........................................      1,776,000       88,657,920
      Expeditors International of Washington Inc. ............................        788,100       39,917,265
                                                                                                --------------
                                                                                                   128,575,185
                                                                                                --------------


70 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------
      FRANKLIN SMALL-MID CAP GROWTH FUND                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      UTILITIES 0.9%
      International Power PLC (United Kingdom) ...............................      6,343,700   $   64,484,268
                                                                                                --------------
      TOTAL COMMON STOCKS (COST $5,146,781,740) ..............................                   7,348,584,175
                                                                                                --------------
      PREFERRED STOCKS 0.0% g
      ELECTRONIC TECHNOLOGY 0.0% g
a,e,f Anda Networks, pfd., D .................................................        364,431          112,974
                                                                                                --------------
      PRODUCER MANUFACTURING 0.0% g
a,e,f Mirapoint Inc., pfd. ...................................................        301,660          132,730
                                                                                                --------------
      TOTAL PREFERRED STOCKS (COST $5,561,391) ...............................                         245,704
                                                                                                --------------
      CONVERTIBLE PREFERRED STOCKS 0.1%
      CONSUMER SERVICES 0.1%
a,e,f Foveon Inc., cvt. pfd., D, 144A ........................................      1,792,573        2,591,164
a,e,f Foveon Inc., cvt. pfd., E, 144A ........................................      2,597,593        5,270,049
                                                                                                --------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $16,635,019) ..................                       7,861,213
                                                                                                --------------
      TOTAL LONG TERM INVESTMENTS (COST $5,168,978,150) ......................                   7,356,691,092
                                                                                                --------------
      SHORT TERM INVESTMENTS 1.8%
      MONEY MARKET FUND (COST $121,961,952) 1.6%
    h Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ...    121,961,952      121,961,952
                                                                                                --------------
    i INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
      MONEY MARKET FUND (COST $13,809,000) 0.2%
    j Bank of New York Institutional Cash Reserve Fund, 5.14% ................     13,809,000       13,809,000
                                                                                                --------------
      TOTAL INVESTMENTS (COST $5,304,749,102) 100.8% .........................                   7,492,462,044
      OTHER ASSETS, LESS LIABILITIES (0.8)% ..................................                     (61,125,439)
                                                                                                --------------
      NET ASSETS 100.0% ......................................................                  $7,431,336,605
                                                                                                ==============

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b See Note 9 regarding holdings of 5% voting securities.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Directors. At October 31, 2007, the value of this security was $77,175,850, representing 1.04% of net assets.

d A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

e Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $8,106,917, representing 0.11% of net assets.

f See Note 8 regarding restricted securities.

g Rounds to less than 0.1% of net assets.

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

i See Note 1(e) regarding securities on loan.

j The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR     -   American Depository Receipt
PIPES   -   Private Investment in Public Equity Security


72 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007 (unaudited)

                                                            ----------------------------------------------------------------------
                                                               FRANKLIN          FRANKLIN           FRANKLIN         FRANKLIN
                                                              AGGRESSIVE         FLEX CAP           SMALL CAP      SMALL-MID CAP
                                                              GROWTH FUND       GROWTH FUND      GROWTH FUND II     GROWTH FUND
                                                            ----------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .........................  $   222,600,770   $ 1,989,265,917   $   703,444,654   $ 4,744,509,697
     Cost - Non-controlled affiliated issuers (Note 9) ...               --                --        17,102,110       424,468,453
     Cost - Sweep Money Fund (Note 7) ....................          928,684       165,320,521        11,134,994       121,961,952
     Cost - Money Market Fund ............................          192,000                --         2,556,000        13,809,000
                                                            ----------------------------------------------------------------------
     Total cost of investments ...........................  $   223,721,454   $ 2,154,586,438   $   734,237,758   $ 5,304,749,102
                                                            ======================================================================
     Value - Unaffiliated issuers ........................  $   317,185,656   $ 3,077,614,964   $   922,264,140   $ 6,823,243,651
     Value - Non-controlled affiliated issuers (Note 9) ..               --                --         5,701,916       533,447,441
     Value - Sweep Money Fund (Note 7) ...................          928,684       165,320,521        11,134,994       121,961,952
     Value - Money Market Fund ...........................          192,000                --         2,556,000        13,809,000
                                                            ----------------------------------------------------------------------
     Total value of investments a ........................      318,306,340     3,242,935,485       941,657,050     7,492,462,044
   Cash ..................................................               --                --                --           257,813
   Receivables:
     Investment securities sold ..........................        3,920,953        25,933,105        15,001,428        51,301,710
     Capital shares sold .................................        1,854,093         4,940,685           510,009         7,407,925
     Dividends ...........................................           13,889         1,320,512            80,301           688,073
   Other assets ..........................................          527,941                --            12,732                --
                                                            ----------------------------------------------------------------------
       Total assets ......................................      324,623,216     3,275,129,787       957,261,520     7,552,117,565
                                                            ----------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased .....................        2,830,545        50,568,080         7,756,258        64,953,195
     Capital shares redeemed .............................          493,170         6,108,787         2,313,014        33,606,287
     Affiliates ..........................................          300,576         2,421,627           969,651         5,463,559
     Unaffiliated transfer agent fees ....................          142,905         1,242,681           777,265         2,233,420
   Funds advanced by custodian ...........................               --                --               132                --
   Payable upon return of securities loaned ..............          192,000                --         2,556,000        13,809,000
   Accrued expenses and other liabilities ................           36,283           157,916           139,747           715,499
                                                            ----------------------------------------------------------------------
       Total liabilities .................................        3,995,479        60,499,091        14,512,067       120,780,960
                                                            ----------------------------------------------------------------------
         Net assets, at value ............................  $   320,627,737   $ 3,214,630,696   $   942,749,453   $ 7,431,336,605
                                                            ======================================================================
Net assets consist of:
   Paid-in capital .......................................  $   360,953,189   $ 2,084,832,420   $   577,415,579   $ 4,171,000,494
   Undistributed net investment income (loss) ............       (1,292,327)       (3,999,663)       (4,921,529)      (20,920,479)
   Net unrealized appreciation (depreciation) ............       94,584,886     1,088,349,047       207,419,292     2,187,712,942
   Accumulated net realized gain (loss) ..................     (133,618,011)       45,448,892       162,836,111     1,093,543,648
                                                            ----------------------------------------------------------------------
         Net assets, at value ............................  $   320,627,737   $ 3,214,630,696   $   942,749,453   $ 7,431,336,605
                                                            ======================================================================

a Includes securities loaned .............................  $       196,914                --   $     2,556,000   $    13,734,057


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

                                                            ----------------------------------------------------------------------
                                                               FRANKLIN           FRANKLIN          FRANKLIN         FRANKLIN
                                                              AGGRESSIVE          FLEX CAP          SMALL CAP      SMALL-MID CAP
                                                              GROWTH FUND       GROWTH FUND      GROWTH FUND II     GROWTH FUND
                                                            ----------------------------------------------------------------------
CLASS A:
   Net assets, at value ..................................  $   145,677,811   $ 2,234,331,845   $   499,498,646   $ 5,532,409,514
                                                            ======================================================================
   Shares outstanding ....................................        6,292,039        43,013,190        36,063,162       119,829,924
                                                            ======================================================================
   Net asset value per share a ...........................  $         23.15   $         51.95   $         13.85   $         46.17
                                                            ======================================================================
   Maximum offering price per share (net asset value
     per share / 94.25%) .................................  $         24.56   $         55.12   $         14.69   $         48.99
                                                            ======================================================================
CLASS B:
   Net assets, at value ..................................  $    17,599,873   $   123,092,589   $    77,977,563   $    34,168,296
                                                            ======================================================================
   Shares outstanding ....................................          801,781         2,529,893         5,971,332           771,452
                                                            ======================================================================
   Net asset value and maximum offering price
     per share a .........................................  $         21.95   $         48.66   $         13.06   $         44.29
                                                            ======================================================================
CLASS C:
   Net assets, at value ..................................  $    39,443,556   $   420,661,336   $   112,297,090   $   684,131,472
                                                            ======================================================================
   Shares outstanding ....................................        1,800,743         8,626,828         8,592,924        15,904,832
                                                            ======================================================================
   Net asset value and maximum offering price
     per share a .........................................  $         21.90   $         48.76   $         13.07   $         43.01
                                                            ======================================================================
CLASS R:
   Net assets, at value ..................................  $     9,484,044   $    86,148,651   $     3,996,867   $   116,238,964
                                                            ======================================================================
   Shares outstanding ....................................          414,991         1,680,621           293,232         2,556,763
                                                            ======================================================================
   Net asset value and maximum offering price
     per share a .........................................  $         22.85   $         51.26   $         13.63   $         45.46
                                                            ======================================================================
ADVISOR CLASS:
   Net assets, at value ..................................  $   108,422,453   $   350,396,275   $   248,979,287   $ 1,064,388,359
                                                            ======================================================================
   Shares outstanding ....................................        4,565,844         6,698,498        17,556,702        22,653,014
                                                            ======================================================================
   Net asset value and maximum offering price
     per share a .........................................  $         23.75   $         52.31   $         14.18   $         46.99
                                                            ======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2007 (unaudited)

                                                                   -----------------------------------------------------------------
                                                                      FRANKLIN         FRANKLIN        FRANKLIN          FRANKLIN
                                                                     AGGRESSIVE        FLEX CAP        SMALL CAP      SMALL-MID CAP
                                                                    GROWTH FUND      GROWTH FUND    GROWTH FUND II     GROWTH FUND
                                                                   -----------------------------------------------------------------
Investment income:
   Dividends: (net of foreign taxes)
     Unaffiliated issuers ......................................   $     325,783    $   8,698,883   $    1,457,377    $  12,378,008
     Non-controlled affiliated issuers (Note 9) ................              --               --               --          464,960
     Sweep Money Fund (Note 7) .................................         135,161        2,626,343          273,196        2,778,385
   Interest ....................................................              --              463              580           57,201
   Income from securities loaned - net .........................          24,672           64,963          100,431          149,511
                                                                   -----------------------------------------------------------------
       Total investment income .................................         485,616       11,390,652        1,831,584       15,828,065
                                                                   -----------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ...................................         654,449        6,628,756        2,614,178       16,227,950
   Administrative fees (Note 3b) ...............................         265,600               --        1,065,541               --
   Distribution fees: (Note 3c)
     Class A ...................................................         162,835        2,588,069          641,430        6,929,217
     Class B ...................................................          78,945          590,285          406,223          164,881
     Class C ...................................................         167,153        1,915,002          576,236        3,310,174
     Class R ...................................................          19,993          206,333           13,761          302,689
   Transfer agent fees (Note 3e) ...............................         336,210        3,031,811        1,185,398        9,020,687
   Custodian fees (Note 4) .....................................           5,339           28,070           11,969          110,970
   Reports to shareholders .....................................          34,471          239,798          125,891          369,349
   Registration and filing fees ................................          36,488           67,136           68,359          151,555
   Professional fees ...........................................          17,537           32,757           20,743           53,778
   Trustees' fees and expenses .................................           1,314           26,392            7,773           59,026
   Other .......................................................           4,600          328,885           16,176           48,695
                                                                   -----------------------------------------------------------------
       Total expenses ..........................................       1,784,934       15,683,294        6,753,678       36,748,971
       Expense reductions (Note 4) .............................            (511)          (1,455)            (565)            (427)
       Expenses waived/paid by affiliates (Note 3f)                           --         (293,647)              --               --
                                                                   -----------------------------------------------------------------
         Net expenses ..........................................       1,784,423       15,388,192        6,753,113       36,748,544
                                                                   -----------------------------------------------------------------
           Net investment income (loss) ........................      (1,298,807)      (3,997,540)      (4,921,529)     (20,920,479)
                                                                   -----------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments:
       Unaffiliated Issuers ....................................      12,584,575       82,515,804      108,235,420      518,417,701
       Non-controlled affiliated issuers (Note 9) ..............              --               --               --        1,366,472
     Foreign currency transactions .............................          (8,954)              --               --           33,438
                                                                   -----------------------------------------------------------------
           Net realized gain (loss) ............................      12,575,621       82,515,804      108,235,420      519,817,611
                                                                   -----------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................      49,609,697      342,824,004      (42,947,801)     262,069,595
     Translation of assets and liabilities denominated in
       foreign currencies ......................................             556               --               --               --
                                                                   -----------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) ........      49,610,253      342,824,004      (42,947,801)     262,069,595
                                                                   -----------------------------------------------------------------
Net realized and unrealized gain (loss) ........................      62,185,874      425,339,808       65,287,619      781,887,206
                                                                   -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations .............................................   $  60,887,067    $ 421,342,268    $  60,366,090    $ 760,966,727
                                                                   =================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                           -------------------------------------------------------------------------
                                                                   FRANKLIN AGGRESSIVE                    FRANKLIN FLEX CAP
                                                                       GROWTH FUND                           GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                           OCTOBER 31, 2007       YEAR ENDED      OCTOBER 31, 2007     YEAR ENDED
                                                             (UNAUDITED)        APRIL 30, 2007       (UNAUDITED)     APRIL 30, 2007
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .......................  $    (1,298,807)     $   (1,735,359)   $    (3,997,540)  $     1,063,071
     Net realized gain (loss) from investments and
       foreign currency transactions ....................       12,575,621           5,779,240         82,515,804       155,318,535
     Net change in unrealized appreciation
       (depreciation) on investments and translation
       of assets and liabilities denominated in
       foreign currencies ...............................       49,610,253           2,601,548        342,824,004        17,121,276
                                                           -------------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations ....................       60,887,067           6,645,429        421,342,268       173,502,882
                                                           -------------------------------------------------------------------------
   Distributions to shareholders from:
   Net investment income:
     Class A ............................................               --                  --         (1,059,539)       (2,590,377)
     Class R ............................................               --                  --            (43,796)          (31,880)
     Advisor Class ......................................               --                  --           (161,537)         (689,783)
                                                           -------------------------------------------------------------------------
   Total distributions to shareholders ..................               --                  --         (1,264,872)       (3,312,040)
                                                           -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
     Class A ............................................       13,541,810          (9,162,668)       (36,643,968)     (213,191,173)
     Class B ............................................       (1,547,200)         (3,780,075)       (11,918,058)      (30,582,659)
     Class C ............................................          432,900             279,209         (3,857,875)      (36,808,204)
     Class R ............................................          248,642           2,016,694         (6,603,116)      (14,456,927)
     Advisor Class ......................................        1,587,017          43,161,590          6,737,149        68,440,245
                                                           -------------------------------------------------------------------------
   Total capital share transactions .....................       14,263,169          32,514,750        (52,285,868)     (226,598,718)
                                                           -------------------------------------------------------------------------
   Redemption fees ......................................           13,986                 957              9,124             8,359
                                                           -------------------------------------------------------------------------
         Net increase (decrease) in net assets ..........       75,164,222          39,161,136        367,800,652       (56,399,517)
Net assets:
   Beginning of period ..................................      245,463,515         206,302,379      2,846,830,044     2,903,229,561
                                                           -------------------------------------------------------------------------
   End of period ........................................  $   320,627,737      $  245,463,515    $ 3,214,630,696   $ 2,846,830,044
                                                           =========================================================================
Undistributed net investment income (loss)
   included in net assets:
     End of period ......................................  $    (1,292,327)     $        6,480    $    (3,999,663)  $     1,262,749
                                                           =========================================================================


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           -------------------------------------------------------------------------
                                                                   FRANKLIN SMALL CAP                   FRANKLIN SMALL-MID CAP
                                                                     GROWTH FUND II                           GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                           OCTOBER 31, 2007       YEAR ENDED      OCTOBER 31, 2007     YEAR ENDED
                                                              (UNAUDITED)       APRIL 30, 2007       (UNAUDITED)     APRIL 30, 2007
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .......................  $    (4,921,529)     $   (9,577,948)   $   (20,920,479)  $   (27,283,400)
     Net realized gain (loss) from investments
       and foreign currency transactions ................      108,235,420         140,281,066        519,817,611       699,240,769
     Net change in unrealized appreciation
       (depreciation) on investments ....................      (42,947,801)       (102,034,052)       262,069,595       (23,627,634)
                                                           -------------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations ....................       60,366,090          28,669,066        760,966,727       648,329,735
                                                           -------------------------------------------------------------------------
   Distributions to shareholders from:
     Net realized gains:
       Class A ..........................................               --         (54,986,996)                --      (396,182,023)
       Class B ..........................................               --          (9,457,325)                --        (2,356,258)
       Class C ..........................................               --         (13,365,094)                --       (48,066,828)
       Class R ..........................................               --            (591,340)                --        (8,369,958)
       Advisor Class ....................................               --         (29,874,687)                --       (51,154,142)
                                                           -------------------------------------------------------------------------
   Total distributions to shareholders ..................               --        (108,275,442)                --      (506,129,209)
                                                           -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ..........................................      (80,326,157)       (101,711,711)      (661,867,405)   (1,022,578,329)
       Class B ..........................................      (12,142,492)        (17,641,525)        (1,773,751)       (4,688,884)
       Class C ..........................................      (14,996,498)        (36,691,357)       (36,925,962)      (81,677,506)
       Class R ..........................................       (2,060,133)           (170,452)       (14,871,289)       20,580,598
       Advisor Class ....................................      (95,592,360)         15,813,676        158,201,623       (12,559,860)
                                                           -------------------------------------------------------------------------
   Total capital share transactions .....................     (205,117,640)       (140,401,369)      (557,236,784)   (1,100,923,981)
                                                           -------------------------------------------------------------------------
   Redemption fees ......................................            1,126               4,293             61,271            53,592
                                                           -------------------------------------------------------------------------
         Net increase (decrease) in
           net assets ...................................     (144,750,424)       (220,003,452)       203,791,214      (958,669,863)
Net assets:
   Beginning of period ..................................    1,087,499,877       1,307,503,329      7,227,545,391     8,186,215,254
                                                           -------------------------------------------------------------------------
   End of period ........................................  $   942,749,453      $1,087,499,877    $ 7,431,336,605   $ 7,227,545,391
                                                           -------------------------------------------------------------------------
Distributions in excess of net investment
   income included in net assets:
     End of period ......................................  $    (4,921,529)     $           --    $   (20,920,479)  $            --
                                                           =========================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Franklin Small Cap Growth Fund II was closed to new investors effective July 9, 2002.

On September 18, 2007, the Trust's Board of Trustees approved a proposal to change the name of Franklin Aggressive Growth Fund to Franklin Growth Opportunities Fund, effective November 1, 2007.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by


78 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 79

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent


80 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 81

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                          -----------------------------------------------------------------
                                                     FRANKLIN                          FRANKLIN
                                              AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                          -----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES           AMOUNT
                                          -----------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2007
   Shares sold ........................     1,252,071    $   26,369,809       4,038,118    $   193,637,371
   Shares issued in reinvestment
      of distributions ................            --                --          18,748            864,855
   Shares redeemed ....................      (644,482)      (12,827,999)     (4,841,204)      (231,146,194)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............       607,589    $   13,541,810        (784,338)   $   (36,643,968)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................     1,439,647    $   25,226,865       8,485,071    $   352,610,680
   Shares issued in reinvestment
      of distributions ................            --                --          49,920          2,157,532
   Shares redeemed ....................    (1,970,580)      (34,389,533)    (13,503,990)      (567,959,385)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............      (530,933)   $   (9,162,668)     (4,968,999)   $  (213,191,173)
                                          =================================================================
CLASS B SHARES:
Six months ended October 31, 2007
   Shares sold ........................        31,095    $      627,815          91,221    $     4,169,515
   Shares redeemed ....................      (115,665)       (2,175,015)       (361,327)       (16,087,573)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............       (84,570)   $   (1,547,200)       (270,106)   $   (11,918,058)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................        73,515    $    1,225,983          91,261    $     3,584,497
   Shares redeemed ....................      (300,150)       (5,006,058)       (865,451)       (34,167,156)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............      (226,635)   $   (3,780,075)       (774,190)   $   (30,582,659)
                                          =================================================================
CLASS C SHARES:
Six months ended October 31, 2007
   Shares sold ........................       212,342    $    4,263,781         710,007    $    32,290,572
   Shares redeemed ....................      (201,762)       (3,830,881)       (811,942)       (36,148,447)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............        10,580    $      432,900        (101,935)   $    (3,857,875)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................       556,467    $    9,330,339       1,233,577    $    48,625,278
   Shares redeemed ....................      (548,163)       (9,051,130)     (2,162,839)       (85,433,482)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............         8,304    $      279,209        (929,262)   $   (36,808,204)
                                          =================================================================
CLASS R SHARES:
Six months ended October 31, 2007
   Shares sold ........................        74,428    $    1,528,860         179,462    $     8,507,471
   Shares issued in reinvestment
      of distributions ................            --                --             959             43,684
   Shares redeemed ....................       (63,966)       (1,280,218)       (324,340)       (15,154,271)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............        10,462    $      248,642        (143,919)   $    (6,603,116)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................       234,993    $    4,037,779         410,766    $    16,932,262
   Shares issued in reinvestment
      of distributions ................            --                --             743             31,742
   Shares redeemed ....................      (115,853)       (2,021,085)       (758,468)       (31,420,931)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............       119,140    $    2,016,694        (346,959)   $   (14,456,927)
                                          =================================================================


82 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          -----------------------------------------------------------------
                                                     FRANKLIN                          FRANKLIN
                                              AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                          -----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES           AMOUNT
                                          -----------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2007
   Shares sold ........................       228,092    $    4,925,790         282,947    $    13,558,377
   Shares issued in reinvestment
      of distributions ................            --                --           3,465            160,799
   Shares redeemed ....................      (162,956)       (3,338,773)       (146,749)        (6,982,027)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............        65,136    $    1,587,017         139,663    $     6,737,149
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................     2,882,354    $   49,364,281       2,893,712    $   123,038,695
   Shares issued in reinvestment
      of distributions ................            --                --          15,840            687,926
   Shares redeemed ....................      (348,285)       (6,202,691)     (1,269,489)       (55,286,376)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............     2,534,069    $   43,161,590       1,640,063    $    68,440,245
                                          =================================================================

                                          -----------------------------------------------------------------
                                                     FRANKLIN                          FRANKLIN
                                             SMALL CAP GROWTH FUND II          SMALL-MID CAP GROWTH FUND
                                          -----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES           AMOUNT
                                          -----------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2007
   Shares sold ........................     2,146,776    $   28,504,956      11,147,879    $   483,979,500
   Shares redeemed ....................    (8,224,516)     (108,831,113)    (26,596,564)    (1,145,846,905)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (6,077,740)   $  (80,326,157)    (15,448,685)   $  (661,867,405)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................     6,601,245    $   84,054,237      23,221,061    $   901,953,205
   Shares issued in reinvestment
      of distributions ................     4,022,258        49,634,667       8,628,896        332,212,487
   Shares redeemed ....................   (18,348,107)     (235,400,615)    (58,200,426)    (2,256,744,021)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (7,724,604)   $ (101,711,711)    (26,350,469)   $(1,022,578,329)
                                          =================================================================
CLASS B SHARES:
Six months ended October 31, 2007
   Shares sold ........................        28,437    $      361,892          31,234    $     1,315,247
   Shares redeemed ....................      (996,777)      (12,504,384)        (73,982)        (3,088,998)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............      (968,340)   $  (12,142,492)        (42,748)   $    (1,773,751)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................        67,198    $      796,471          38,764    $     1,457,181
   Shares issued in reinvestment
      of distributions ................       704,083         8,244,812          58,200          2,163,878
   Shares redeemed ....................    (2,196,607)      (26,682,808)       (221,805)        (8,309,943)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (1,425,326)   $  (17,641,525)       (124,841)   $    (4,688,884)
                                          =================================================================


                                                          Semiannual Report | 83

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          -----------------------------------------------------------------
                                                     FRANKLIN                          FRANKLIN
                                             SMALL CAP GROWTH FUND II          SMALL-MID CAP GROWTH FUND
                                          -----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES           AMOUNT
                                          -----------------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2007
   Shares sold ........................        84,825    $    1,064,955         546,194    $    22,142,939
   Shares redeemed ....................    (1,276,598)      (16,061,453)     (1,463,718)       (59,068,901)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (1,191,773)   $  (14,996,498)       (917,524)   $   (36,925,962)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................       324,860    $    3,897,185       1,093,536    $    39,872,961
   Shares issued in reinvestment
      of distributions ................     1,020,013        11,954,555       1,121,575         40,488,859
   Shares redeemed ....................    (4,323,598)      (52,543,097)     (4,443,643)      (162,039,326)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (2,978,725)   $  (36,691,357)     (2,228,532)   $   (81,677,506)
                                          =================================================================
CLASS R SHARES:
Six months ended October 31, 2007
   Shares sold ........................        42,331    $      554,672         477,072    $    20,480,996
   Shares redeemed ....................      (197,074)       (2,614,805)       (810,726)       (35,352,285)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............      (154,743)   $   (2,060,133)       (333,654)   $   (14,871,289)
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................       155,318    $    1,957,827       1,479,310    $    56,718,701
   Shares issued in reinvestment
      of distributions ................        48,590           591,340         216,659          8,230,890
   Shares redeemed ....................      (216,160)       (2,719,619)     (1,154,391)       (44,368,993)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............       (12,252)   $     (170,452)        541,578    $    20,580,598
                                          =================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2007
   Shares sold ........................     2,310,049    $   31,413,926       6,593,927    $   287,155,432
   Shares redeemed ....................    (9,145,250)     (127,006,286)     (2,967,107)      (128,953,809)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............    (6,835,201)   $  (95,592,360)      3,626,820    $   158,201,623
                                          =================================================================
Year ended April 30, 2007
   Shares sold ........................     4,241,617    $   55,466,570       7,266,710    $   286,200,648
   Shares issued in reinvestment
      of distributions ................     2,227,334        28,086,677         942,970         36,860,696
   Shares redeemed ....................    (5,147,534)      (67,739,571)     (8,592,362)      (335,621,204)
                                          -----------------------------------------------------------------
   Net increase (decrease) ............     1,321,417    $   15,813,676        (382,682)   $   (12,559,860)
                                          =================================================================


84 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               In excess of $15 billion

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.500%               Up to and including $500 million
      0.400%               Over $500 million, up to and including $1 billion
      0.350%               Over $1 billion, up to and including $1.5 billion
      0.300%               Over $1.5 billion, up to and including $6.5 billion
      0.275%               Over $6.5 billion, up to and including $11.5 billion
      0.250%               Over $11.5 billion, up to and including $16.5 billion
      0.240%               Over $16.5 billion, up to and including $19 billion
      0.230%               Over $19 billion, up to and including $21.5 billion
      0.220%               In excess of $21.5 billion


                                                          Semiannual Report | 85

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.550%               Up to and including $500 million
      0.450%               Over $500 million, up to and including $1 billion
      0.400%               Over $1 billion, up to and including $1.5 billion
      0.350%               Over $1.5 billion, up to and including $6.5 billion
      0.325%               Over $6.5 billion, up to and including $11.5 billion
      0.300%               Over $11.5 billion, up to and including $16.5 billion
      0.290%               Over $16.5 billion, up to and including $19 billion
      0.280%               Over $19 billion, up to and including $21.5 billion
      0.270%               In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


86 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                             -----------------------------------------------------------
                                               FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                              AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                             GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                             -----------------------------------------------------------
Reimbursement Plans:
Class A ..................................      0.35%         0.25%              --            0.25%

Compensation Plans:
Class A ..................................        --            --             0.35%             --
Class B ..................................      1.00%         1.00%            1.00%           1.00%
Class C ..................................      1.00%         1.00%            1.00%           1.00%
Class R ..................................      0.50%         0.50%            0.50%           0.50%

For Class A, the Franklin Small Cap Growth Fund II pays Distributors up to 0.35% when the fund is open to new investors and up to 0.25% when the fund is closed to new investors.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                             -----------------------------------------------------------
                                               FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                              AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                             GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                             -----------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...     $  31,616     $ 363,013       $    5,989     $   196,286
Contingent deferred sales charges
   retained ..............................     $  10,752     $  55,005       $   15,440     $    27,340

E. TRANSFER AGENT FEES

For the period ended October 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                             -----------------------------------------------------------
                                               FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                              AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                             GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                             -----------------------------------------------------------
Transfer agent fees ......................     $ 231,770   $ 1,833,998       $  537,201    $  5,192,467

F. WAIVER AND EXPENSE REIMBURSEMENTS

The Franklin Flex Cap Growth Fund incurred interest and penalties on deficiency dividend which FT Services voluntarily agreed to reimburse as noted in the Statement of Operations.


                                                          Semiannual Report | 87

Franklin Strategic Series

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2007, the capital loss carryforwards were as follows:

                                                           --------------------------------
                                                              FRANKLIN         FRANKLIN
                                                             AGGRESSIVE        FLEX CAP
                                                             GROWTH FUND      GROWTH FUND
                                                           --------------------------------
Capital loss carryforwards expiring in:
   2010 ................................................   $   97,952,500   $           --
   2011 ................................................       47,112,100       35,901,783
                                                           --------------------------------
                                                           $  145,064,600   $   35,901,783
                                                           ================================

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2007, the Franklin Flex Cap Growth Fund deferred realized currency losses of $15,320.

At October 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                           --------------------------------
                                                              FRANKLIN         FRANKLIN
                                                             AGGRESSIVE        FLEX CAP
                                                             GROWTH FUND      GROWTH FUND
                                                           --------------------------------
Cost of investments ....................................   $  225,254,964   $2,155,731,509
                                                           ================================

Unrealized appreciation ................................   $   96,950,895   $1,098,243,526
Unrealized depreciation ................................       (3,899,519)     (11,039,550)
                                                           --------------------------------
Net unrealized appreciation (depreciation) .............   $   93,051,376   $1,087,203,976
                                                           ================================

                                                           --------------------------------
                                                              FRANKLIN         FRANKLIN
                                                              SMALL CAP      SMALL-MID CAP
                                                           GROWTH FUND II     GROWTH FUND
                                                           --------------------------------
Cost of investments ....................................   $  735,828,125   $5,314,429,847
                                                           ================================

Unrealized appreciation ................................   $  277,842,398   $2,310,045,174
Unrealized depreciation ................................      (72,013,473)    (132,012,977)
                                                           --------------------------------
Net unrealized appreciation (depreciation) .............   $  205,828,925   $2,178,032,197
                                                           ================================


88 | Semiannual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2007, were as follows:

                                   ---------------------------------------------------------------
                                      FRANKLIN       FRANKLIN        FRANKLIN         FRANKLIN
                                     AGGRESSIVE      FLEX CAP        SMALL CAP      SMALL-MID CAP
                                     GROWTH FUND    GROWTH FUND   GROWTH FUND II     GROWTH FUND
                                   ---------------------------------------------------------------
Purchases ......................    $195,866,800   $474,037,073    $247,287,026    $2,209,828,685
Sales ..........................    $184,239,332   $575,963,041    $452,259,209    $2,679,388,896

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                                                          Semiannual Report | 89

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At October 31, 2007, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------------
                                                                        ACQUISITION
SHARES        ISSUER                                                        DATE          COST         VALUE
----------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
    374,806   Dilithium Networks Inc., depository receipt, D,
                 pfd., 144A, PIPES ..................................     7/13/06     $   873,300   $  1,293,081
                                                                                                    ============
                    TOTAL RESTRICTED SECURITIES (0.40% of Net Assets)

FRANKLIN FLEX CAP GROWTH FUND
    145,772   Anda Networks, pfd., D ................................     3/24/00     $ 2,000,000   $     45,189
  2,227,171   Fibrogen Inc., pfd., E ................................     5/19/00       9,999,998     11,069,041
  1,043,181   Masimo Corp. ..........................................     5/15/00       3,824,997     30,938,014
                                                                                                    ------------
                    TOTAL RESTRICTED SECURITIES (1.31% of Net Assets) ...........................   $ 42,052,244
                                                                                                    ============
FRANKLIN SMALL-MID CAP GROWTH FUND
    364,431   Anda Networks, pfd., D ................................     3/24/00     $ 5,000,000   $    112,974
  1,792,573   Foveon Inc., cvt. pfd., D, 144A .......................     4/08/02      13,999,995      2,591,164
  2,597,593   Foveon Inc., cvt. pfd., E, 144A .......................     5/31/05       2,635,024      5,270,049
    682,128   Mirapoint Inc., 144A ..................................     9/09/99       4,999,998             --
    301,660   Mirapoint Inc., pfd ...................................     7/07/05         561,391        132,730
                                                                                                    ------------
                    TOTAL RESTRICTED SECURITIES (0.11% of Net Assets) ...........................   $  8,106,917
                                                                                                    ============

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund for the period ended October 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER                             NUMBER
                                                 OF SHARES                         OF SHARES
                                                  HELD AT                           HELD AT                               REALIZED
                                                 BEGINNING    GROSS       GROSS      END OF      VALUE AT    INVESTMENT    CAPITAL
NAME OF ISSUER                                   OF PERIOD  ADDITIONS  REDUCTIONS    PERIOD   END OF PERIOD    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
NON-CONTROLLED AFFILIATES
Clayton Holdings Inc. .......................      736,799    451,100          --  1,187,899  $   5,701,916  $       --  $       --
                                                                                              --------------------------------------
TOTAL AFFILIATED SECURITIES (0.60% of Net Assets) ..........................................  $   5,701,916  $       --  $       --
                                                                                              ======================================


90 | Semiannual Report

Franklin Strategic Series

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER                            NUMBER
                                               OF SHARES                         OF SHARES
                                                HELD AT                           HELD AT                                 REALIZED
                                               BEGINNING    GROSS      GROSS       END OF     VALUE AT      INVESTMENT    CAPITAL
NAME OF ISSUER                                 OF PERIOD  ADDITIONS  REDUCTIONS    PERIOD   END OF PERIOD     INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
Allscripts Healthcare Solutions Inc. .......   3,259,900         --   1,334,370  1,925,530                a $       --  $ 5,709,221
American Medical Systems Holdings Inc. .....   3,689,900         --          --  3,689,900  $  47,193,821           --           --
Bill Barrett Corp. .........................   1,611,800  2,121,200          --  3,733,000    174,704,400           --           --
Force Protection Inc., 144A, PIPES .........   4,316,100         --       4,600  4,311,500     77,175,850           --       23,275
FormFactor Inc. ............................   1,917,400  1,149,600          --  3,067,000    119,950,370           --           --
Microsemi Corp. ............................   5,279,800    577,200   1,557,000  4,300,000    114,423,000           --   (5,194,558)
Wolverine World Wide Inc. ..................   2,824,210         --     330,900  2,493,310                a    464,960      828,534
                                                                                            ----------------------------------------
TOTAL AFFILIATED SECURITIES (7.18% of Net Assets) ........................................  $ 533,447,441   $  464,960  $ 1,366,472
                                                                                            ========================================

a As of October 31, 2007, no longer an affiliate.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


                                                          Semiannual Report | 91

Franklin Strategic Series

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on October 31, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for open tax years (tax years ended April 30, 2005 - 2007) and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


92 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 93

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance

Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMI ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FSS1 S2007 12/07






                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                               Franklin Biotechnology
                                               Discovery Fund

                                               Franklin Global
                                               Communications Fund

                                               Franklin Global Health Care Fund

                                               Franklin Natural Resources Fund

                                               Franklin Technology Fund

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                SECTOR
--------------------------------------------------------------------------------

                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
            FRANKLIN STRATEGIC SERIES
                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SEMIANNUAL REPORT

Economic and Market Overview .............................................     3

Franklin Biotechnology Discovery Fund ....................................     5

Franklin Global Communications Fund ......................................    12

Franklin Global Health Care Fund .........................................    19

Franklin Natural Resources Fund ..........................................    26

Franklin Technology Fund .................................................    34

Financial Highlights and Statements of Investments .......................    42

Financial Statements .....................................................    73

Notes to Financial Statements ............................................    82

Shareholder Information ..................................................    96

--------------------------------------------------------------------------------

Semiannual Report

Economic and Market Overview

During the six-month period ended October 31, 2007, the U.S. economy grew solidly. Growth was supported by relatively low core inflation, consumer spending, some improving economic data and corporate earnings reports. Counterbalancing these positive factors were mixed inflation signals, diminished liquidity in the financial markets and concerns about a national housing market decline and its potential spillover effects.

The unemployment rate increased from 4.5% at the beginning of the period to 4.7% in October 2007. 1 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. Oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index
(CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 1

Liquidity and financing became difficult to obtain in some corporate credit markets. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.63% at the beginning of the period to 4.48% on October 31, 2007.

In mid-July, equity markets set new records amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indexes recovered from early September losses in the wake of Fed actions mid-month.

1. Source: Bureau of Labor Statistics.


                                                           Semiannual Report | 3

The blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.79%, the broader Standard & Poor's 500 Index (S&P 500) returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +13.62%. 2 The energy, information technology and materials sectors performed particularly well.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 10/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Biotechnology ........................................................   78.0%
Other Pharmaceuticals ................................................   14.3%
Medical Specialties ..................................................    4.2%
Short-Term Investments & Other Net Assets ............................    3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A posted a +2.01% cumulative total return for the six months under review. The Fund underperformed its narrow benchmark, the NASDAQ Biotechnology Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.96% and +5.49% for the same period. 1 For comparison, the NASDAQ Composite

1. Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology. Prior to 10/1/98, index returns are based on price appreciation; after 10/1/98, returns include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
Franklin Biotechnology Discovery Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Gilead Sciences Inc.                                                      10.7%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Celgene Corp.                                                              8.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Genzyme Corp.                                                              7.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Genentech Inc.                                                             7.0%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Amgen Inc.                                                                 6.9%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
PDL BioPharma Inc.                                                         4.5%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Myriad Genetics Inc.                                                       2.3%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Biogen Idec Inc.                                                           2.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Helicos Biosciences Corp.                                                  2.2%
   OTHER PHARMACEUTICALS
--------------------------------------------------------------------------------
Pharmion Corp.                                                             2.0%
   OTHER PHARMACEUTICALS
--------------------------------------------------------------------------------

Index had a six-month return of +13.62%. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

During the six months under review, the Fund's investment in Biogen Idec, which specializes in drugs for neurological and autoimmune disorders and cancer, was a major contributor to absolute Fund performance. The Fund also benefited from the strong performance of three of its core biotechnology holdings: Celgene, which develops drugs primarily for cancer and inflammatory diseases; Gilead Sciences, whose specialties include HIV/AIDS therapies and hepatitis drugs; and Genzyme, whose focus is on rare genetic disorders, cancer and kidney disease, and organ transplants.

Other holdings that helped performance included biotechnology companies Myriad Genetics and Sequenom, as well as new Fund holding Helicos Biosciences in the other pharmaceuticals industry. Myriad Genetics focuses on the development and marketing of therapeutic and molecular diagnostic products. The company analyzes genes and their mutations to develop treatments for diseases such as cancer, Alzheimer's and AIDS. Likewise, Sequenom's patented MassARRAY sequencing system is used to analyze genetic variations.

2. Source: The NASDAQ Composite Index measures NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Semiannual Report

Helicos Biosciences also develops genetic analysis technologies. Another significant individual contributor to absolute return was Pharmion, in the pharmaceuticals industry. Pharmion's stock price soared after a late-stage trial of the company's drug Vidaza extended the life of patients with blood disorders.

The Fund, however, had some detractors from performance during the review period. Among the most significant detractors from Fund performance were investments in biotechnology companies PDL BioPharma, ViroPharma and Genentech. Shares of PDL BioPharma fell sharply after the company announced the termination of its Nuvion ulcerative colitis trial and a strategic shift in company focus. In the other pharmaceuticals industry, negative returns from Sepracor and Somaxon Pharmaceuticals also hindered Fund performance during the review period. Sepracor reported a drop in second-quarter profits attributed to increased research and development and marketing costs. However, at period-end, our outlook for the company remained positive as our analysis indicated that the company was fundamentally sound. We were also optimistic about Sepracor's agreement with GlaxoSmithKline to market its sleeping aid Lunesta to the European Union.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]             /s/ Evan McCulloch

                            Evan McCulloch, CFA
                            Portfolio Manager
                            Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 10/31/07

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FBDIX)                CHANGE          10/31/07         4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.29            $65.82          $64.53
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH              1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                      +2.01%             +12.92%    +94.30%   +162.87%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3                  -3.86%              +6.42%    +12.86%     +9.50%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $9,614             $10,642    $18,312    $24,780
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                +11.18%    +13.56%     +8.69%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     1.37%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

THE FUND IS A NONDIVERSIFIED FUND THAT CONCENTRATES IN A SINGLE SECTOR, WHICH INVOLVES RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 9

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/07      VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,020.10              $6.60
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.60              $6.60
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 11

Franklin Global Communications Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Communications Fund seeks total return, without undue risk (total return consists of capital appreciation and current dividend and interest income), by investing at least 80% of its net assets in equity securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Americas                                                                   69.8%
Asia                                                                       19.6%
Europe                                                                      5.8%
Middle East & Africa                                                        0.4%
Short-Term Investments & Other Net Assets                                   4.4%

We are pleased to bring you Franklin Global Communications Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A posted a +24.93% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the Bloomberg World Communications Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +16.49% and +5.49% for the same period.1 The Fund outperformed the Lipper Telecommunications Funds Classification Average's +13.17% return for the same six-month period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 15.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation.

1. Source: Standard & Poor's Micropal. The Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Telecommunications Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Telecommunications Funds classification in the Lipper Open-End underlying fund universe for the period indicated. Lipper Telecommunications Funds are defined as funds that invest at least 65% of their assets in the equity securities of domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. For the six months ended 10/31/07, there were 44 funds in this category. Lipper calculations do not include sales charges or expense subsidization by the Fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


12 | Semiannual Report

We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.

MANAGER'S DISCUSSION

During the six months under review, we continued to favor wireless over wire-line as we believed strong industry growth trends would continue. Wireless access in less developed countries with low wireless service penetration rates, or the number of users, grew more rapidly than many industry analysts expected. Many of these markets continued to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled industry growth.

Among the top contributors to Fund performance were wireless telecommunications companies China Mobile and America Movil. China Mobile posted strong earnings due to robust subscriber growth rates during the review period. The company is the leading wireless services provider in China with more than 65% market share of subscribers. America Movil, one of Latin America's dominant wireless services providers, also benefited from a growing subscriber base in Mexico and Brazil. Another significant contributor to Fund returns during the six months was diversified communications and media company Rogers Communications, Canada's largest wireless voice and data communications provider. The Fund also benefited from its investments in Apple and Google as both companies' stock prices rose following strong earnings growth. Other key contributors included Japanese game maker Nintendo and Swedish mobile phone maker Nokia.

Despite its positive performance, the Fund had some detractors from performance during the review period. In particular, Fund performance was hurt by the Fund's investments in digital content provider Limelight Networks, which we bought and sold during the reporting period, and Mexican broadcaster Grupo Televisa. Other holdings that detracted from Fund performance included positions in NII Holdings and MetroPCS Communications, both of which suffered from increased competition and slower-than-expected subscription growth rates.

PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Wireless Communications                                                    28.5%
Major Telecommunications                                                   10.6%
Internet Software & Services                                               10.4%
Telecommunications Equipment                                               10.2%
Recreational Products                                                       7.7%
Specialty Telecommunications                                                6.8%
Computer Communications                                                     5.2%
Computer Processing Hardware                                                4.7%
Other                                                                      11.5%
Short-Term Investments & Other Net Assets                                   4.4%


                                                          Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Global Communications Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Rogers Communications Inc., B                                              5.4%
   WIRELESS COMMUNICATIONS, CANADA
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd., ADR                                         5.0%
   WIRELESS COMMUNICATIONS, CHINA
--------------------------------------------------------------------------------
America Movil SAB de CV, L, ADR                                            5.0%
   WIRELESS COMMUNICATIONS, MEXICO
--------------------------------------------------------------------------------
Apple Inc.                                                                 4.7%
   COMPUTER PROCESSING HARDWARE, U.S.
--------------------------------------------------------------------------------
Google Inc., A                                                             4.3%
   INTERNET SOFTWARE & SERVICES, U.S.
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                          4.1%
   RECREATIONAL PRODUCTS, JAPAN
--------------------------------------------------------------------------------
MetroPCS Communications Inc.                                               3.8%
   WIRELESS COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
American Tower Corp., A                                                    3.3%
   SPECIALTY TELECOMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
Bharti Airtel Ltd.                                                         3.3%
   MAJOR TELECOMMUNICATIONS, INDIA
--------------------------------------------------------------------------------
NII Holdings Inc.                                                          3.3%
   WIRELESS COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin Global Communications Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Grant Bowers

                   Grant Bowers
                   Portfolio Manager
                   Franklin Global Communications Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


14 | Semiannual Report

Performance Summary as of 10/31/07

FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGUX)                CHANGE          10/31/07         4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$3.33            $16.69          $13.36
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                  CHANGE          10/31/07         4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$3.10            $15.76          $12.66
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUTX)                CHANGE          10/31/07         4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$3.11            $15.78          $12.67
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH             1-YEAR     5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +24.93%            +42.77%   +199.98%         +68.59%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +17.70%            +34.60%    +23.12%          +4.74%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,770            $13,460    $28,289         $15,885
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                           +32.55%    +24.54%          +3.67%
-----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                1.44%
-----------------------------------------------------------------------------------------------------
CLASS B                                  6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +24.39%            +41.73%   +189.25%         +34.09%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +20.39%            +37.73%    +23.50%          +3.38%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $12,039            $13,773    $28,725         $13,409
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                           +35.53%    +24.99%          +2.70%
-----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                2.18%
-----------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH             1-YEAR     5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +24.45%            +41.78%   +188.75%         +56.46%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +23.45%            +40.78%    +23.62%          +4.58%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $12,345            $14,078    $28,875         $15,646
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                           +38.62%    +25.08%          +3.51%
-----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                2.19%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 15

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE SECTOR INVOLVES SPECIAL RISKS, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS; POLITICAL UNCERTAINTIES AND GREATER RISK OF ADVERSE ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS AFFECTING COMMUNICATIONS COMPANIES. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. THE FUND INVESTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN LARGER COMPANIES. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


16 | Semiannual Report

Your Fund's Expenses

FRANKLIN GLOBAL COMMUNICATIONS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/07      VALUE 10/31/07    PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,249.30               $ 7.18
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,018.75               $ 6.44
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,243.90               $11.39
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,014.98               $10.23
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,244.50               $11.40
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,014.98               $10.23
----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.27%; B: 2.02%; and C: 2.02%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


18 | Semiannual Report

Franklin Global Health Care Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of health care companies located throughout the world.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       74.6%
Switzerland                                                                 9.5%
Germany                                                                     3.7%
Brazil                                                                      3.7%
U.K.                                                                        1.4%
Israel                                                                      1.1%
China                                                                       1.0%
Short-Term Investments & Other Net Assets                                   5.0%

We are pleased to bring you Franklin Global Health Care Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A posted a +7.72% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the Standard & Poor's 500 Health Care Index and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +0.91% and +5.49% for the same period. 1 The Fund also outperformed its peers as measured by the Lipper Health/Biotechnology Funds Classification Average, which returned +3.87% for the same period. 2

For the five-year period ended October 31, 2007, Franklin Global Health Care Fund - Class A posted a cumulative total return of +86.67% compared with the S&P 500 Health Care Index's +45.01% and the S&P 500's +91.53% cumulative total returns. 1 Fund performance was comparable to that of its Lipper peer group, which returned +84.09% for the same five-year period. 2 You can find more of the Fund's long-term performance data in the Performance Summary beginning on page 22.

1. Source: Standard & Poor's Micropal. The Standard & Poor's 500 Health Care Index includes all the companies in the health care industry that are in the S&P
500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 10/31/07, the Fund's Class A five-year average annual total return not including sales charges was +13.30%, compared with the +13.88% and +7.72% five-year average annual total returns of the S&P 500 and the S&P 500 Health Care Index. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Health/Biotechnology Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Health/Biotechnology Funds classification in the Lipper Open-End underlying fund universe for the period indicated. As of 10/31/07, the Fund's Class A five-year average annual total return not including sales charges was +13.30%, compared with the +12.65% five-year average annual total return of the Lipper Health/Biotechnology Funds Classification Average. Lipper Health/Biotechnology Funds are defined as funds that invest primarily in domestic and foreign companies engaged in health care, medicine and biotechnology. For the six-month and five-year periods ended 10/31/07 there were 202 and 138 funds in this category. Lipper calculations do not include sales charges or expense subsidization by the Fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                                                          Semiannual Report | 19

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Major Pharmaceuticals                                                      31.4%
Medical Specialties                                                        16.3%
Biotechnology                                                              14.3%
Services to the Health Industry                                             9.1%
Managed Health Care                                                         6.7%
Other Pharmaceuticals                                                       5.1%
Hospital & Nursing Management                                               3.3%
Medical & Nursing Services                                                  3.2%
Medical Distributors                                                        2.7%
Other                                                                       2.9%
Short-Term Investments & Other Net Assets                                   5.0%

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with competitive advantages such as a proprietary technology, economies of scale or captive customers, and strong management. We use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help us assess whether there is potential for meaningful capital appreciation.

MANAGER'S DISCUSSION

During the six months under review, our bottom-up, research-driven approach to investing led us to look for health care investment opportunities around the world that were not necessarily represented in the Fund's benchmark, the S&P 500 Health Care Index. As a result, many of the Fund's strongest contributors to performance were not index components.

During the reporting period, the Fund benefited from stock selection, particularly in the medical specialties industry. The Fund's investment in medical device maker Cytyc was a leading contributor to Fund performance relative to the S&P 500 Health Care Index. 3 Cytyc's product line includes a range of cancer and women's health applications, including cervical cancer and preterm birth screening, and early-stage breast cancer radiation therapy. Late in the review period, the company completed its merger with Hologic, forming one of the world's largest women's health technology companies. Other industry holdings that performed well and contributed to the Fund's relative results were dental equipment maker Dentsply International; 3 Chinese medical devices provider Mindray Medical International; 3 and analytical instrument maker Waters.

On an individual security basis, the Fund's investment in Masimo was a major contributor to absolute and relative performance during the review period. 3 The Fund invested in the company prior to its initial public offering in August 2007. Masimo's highly regarded proprietary signal extraction technology (SET) noninvasively monitors arterial blood-oxygen saturation levels and pulse rates in patients.

Stock selection in the other pharmaceuticals industry more than offset the negative effect of an overweighted industry allocation. Industry holding WuXi PharmaTech was a strong contributor to relative performance during the review period. 3 The China-based company is a leading provider of research

3. Not part of the S&P 500 Health Care Index.


20 | Semiannual Report
and development and discovery chemistry services to major global pharmaceutical and biotechnology companies. In the biotechnology industry, the Fund benefited from its investments in genetics and molecular technology companies Myriad Genetics and Sequenom. 3 Myriad Genetics focuses on the development and marketing of therapeutic and molecular diagnostic products. The company analyzes genes and their mutations to develop treatments for such diseases as cancer, Alzheimer's and AIDS. Likewise, Sequenom's patented MassARRAY sequencing system is used to analyze genetic variations. Conversely, the Fund's decision not to invest in drug developer Forest Laboratories, which was an index component, was positive for the Fund's relative returns as the company's stock price fell during the reporting period.

Despite the Fund's positive performance, there were some detractors from results. The Fund's relative performance suffered from stock selection in the major pharmaceuticals industry. In particular, large positions in Roche Holding and Novartis lost value and detracted from Fund returns. 3 An underweighted allocation to Merck & Co. hindered relative performance. Other detractors included biotechnology industry holdings ViroPharma, PDL BioPharma, as well as Labopharm (sold during the reporting period) in the other pharmaceuticals industry. 3 The Fund's relative performance was also hurt by its investments in health services companies Lifepoint Hospitals and Brookdale Senior Living.

Thank you for your continued participation in Franklin Global Health Care Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Matthew Willey

                          Matthew Willey, CFA
                          Portfolio Manager
                          Franklin Global Health Care Fund

TOP 10 HOLDINGS
Franklin Global Health Care Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Roche Holding AG                                                           5.6%
   MAJOR PHARMACEUTICALS, SWITZERLAND
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                      5.5%
   MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Johnson & Johnson                                                          4.4%
   MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
WellPoint Inc.                                                             4.2%
   MANAGED HEALTH CARE, U.S.
--------------------------------------------------------------------------------
Novartis AG                                                                3.9%
   MAJOR PHARMACEUTICALS, SWITZERLAND
--------------------------------------------------------------------------------
Merck KGaA                                                                 3.7%
   MAJOR PHARMACEUTICALS, GERMANY
--------------------------------------------------------------------------------
Masimo Corp.                                                               3.5%
   MEDICAL SPECIALTIES, U.S.
--------------------------------------------------------------------------------
Pfizer Inc.                                                                3.5%
   MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Pharmaceutical Product
Development Inc.                                                           3.0%
   SERVICES TO THE HEALTH INDUSTRY, U.S.
--------------------------------------------------------------------------------
Thermo Fisher Scientific Inc.                                              2.4%
   MEDICAL SPECIALTIES, U.S.
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 21

Performance Summary as of 10/31/07

FRANKLIN GLOBAL HEALTH CARE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKGHX)                    CHANGE        10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$1.98          $27.90        $25.92
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FGHBX)                    CHANGE        10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$1.78          $26.28        $24.50
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FGIIX)                    CHANGE        10/31/07       4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$1.76          $26.02        $24.26
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH              1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +7.72%             +17.90%           +86.67%        +59.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +1.53%             +11.13%           +11.96%         +4.17%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,153             $11,113           $17,595        $15,041
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +8.85%           +11.01%         +3.18%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  1.31%
---------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH              1-YEAR            5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +7.27%             +16.96%           +79.74%        +71.97%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +3.27%             +12.96%           +12.19%         +6.33%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,327             $11,296           $17,774        $17,197
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                             +10.61%           +11.25%         +5.98%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  2.05%
---------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH              1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +7.30%             +16.99%           +79.75%        +48.22%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +6.30%             +15.99%           +12.44%         +4.01%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,630             $11,599           $17,975        $14,822
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                             +13.62%           +11.50%         +3.02%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                  2.05%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, POLITICAL UNCERTAINTY AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS AFFECTING HEALTH CARE COMPANIES. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 23

Your Fund's Expenses

FRANKLIN GLOBAL HEALTH CARE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,077.20              $ 6.32
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.05              $ 6.14
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,072.70              $10.21
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.28              $ 9.93
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,073.00              $10.21
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.28              $ 9.93
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.21%; B: 1.96%; and C: 1.96%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 25

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return (total return consists of both capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport and market natural resources and companies that provide related services.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Energy Minerals                                                            45.4%
Industrial Services                                                        28.9%
Non-Energy Minerals                                                        15.4%
Process Industries                                                          5.9%
Transportation                                                              0.7%
Producer Manufacturing                                                      0.6%
Short-Term Investments & Other Net Assets                                   3.1%

We are pleased to bring you Franklin Natural Resources Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A posted a +24.42% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the Goldman Sachs Natural Resources Index and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +22.47% and +5.49% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

1. Sources: Goldman Sachs; Standard & Poor's Micropal. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


26 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, the Fund benefited from the strong performance of its investments in nearly every sector as commodity prices rose and robust global demand continued to absorb incremental supply. For example, crude oil prices set a new high, rising above $94 per barrel in October, up from approximately $64 per barrel at the end of April, largely due to growing demand and a contra-seasonal inventory decline. In particular, several of the Fund's oilfield services and base metals holdings were strong contributors to the Fund's positive absolute and relative performance. Conversely, U.S. natural gas prices, often a major factor in the performance of domestic exploration and production stocks, were stagnant by comparison due to growing production and rising storage levels. After two years of relatively mild winters in the U.S., we believe weather-driven demand could influence crude oil and natural gas prices over the next several months.

The metals markets were mixed during the reporting period as prices for precious metals such as gold and platinum strengthened considerably due to strong global demand and U.S. dollar weakness. However, base metals prices were flat to down and aluminum prices declined as concerns related to U.S. and global economic growth mounted.

During the six months under review, leading drilling equipment and services supplier National Oilwell Varco, subsea production and processing systems provider FMC Technologies, gold producer Barrick Gold, and oil and gas exploration and production company Occidental Petroleum were among the Fund's top contributors to performance. All four of these companies were also among the Fund's top 10 holdings. After more than 20 years of lackluster industry investment, National Oilwell Varco continued to benefit from recent efforts to increase drilling capacity, particularly for shallow and deep-water offshore drilling. FMC, a leader in its field, is developing new offerings that can separate oil, natural gas, water and sand, which we believe could significantly boost the company's long-term revenue and earnings growth. In addition, our positive outlook for both companies was supported by significant order backlogs. Barrick Gold, one of the world's largest gold mining companies, was a clear beneficiary of rising gold prices. Occidental Petroleum, a large, oil-focused exploration and production company with operations in the U.S., Latin America and the Middle East, also performed well during the review period. Each of these investments illustrates our strategy of investing in companies with relatively stable, core production or revenue generation capabilities while also offering upside potential from industry trends, new technology deployment or exploration and development.

GEOGRAPHIC BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                                              82.8%
Europe                                                                      5.5%
Latin America                                                               4.0%
Australia & New Zealand                                                     2.9%
Middle East & Africa                                                        0.9%
Asia                                                                        0.8%
Short-Term Investments & Other Net Assets                                   3.1%


                                                          Semiannual Report | 27

TOP 10 HOLDINGS
Franklin Natural Resources Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                 3.9%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.7%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
ConocoPhilips                                                              3.4%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Halliburton Co.                                                            3.3%
   INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Chevron Corp.                                                              2.9%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Helix Energy Solutions Group Inc.                                          2.9%
   INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Devon Energy Corp.                                                         2.9%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                         2.8%
   NON-ENERGY MINERALS, CANADA
--------------------------------------------------------------------------------
FMC Technologies Inc.                                                      2.8%
   INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                    2.7%
   ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------

On a sector basis, industrial services helped the Fund's absolute performance. Notably, the Fund benefited from its oilfield services and equipment industry investments, where the aforementioned National Oilwell Varco and FMC Technologies were strong performers. Another sector holding, Flotek Industries, whose focus is on oilfield specialty chemicals and logistics, and downhole drilling and production tools was a key contributor to Fund returns.

Within the energy minerals sector, Occidental Petroleum benefited from its focus on secondary oil recovery, also known as enhanced or extraordinary oil recovery
(EOR), which can prolong production in maturing oil fields. Occidental Petroleum is a leader in domestic EOR, and as oil fields age and global demand outstrips supply, EOR is considered an alternative to the high costs and difficulties often associated with drilling for and finding new reserves. Integrated oil company ConocoPhillips was another energy minerals sector contributor that performed well despite weaker refining margins.

Several of the Fund's non-energy minerals sector holdings were strong contributors to Fund returns during the reporting period such as the aforementioned Barrick Gold and Brazil-based Companhia Vale do Rio Doce (CVRD). Shares of CVRD, the world's leading iron miner, rose during the reporting period, benefiting from strong demand and rising iron prices.

Despite the Fund's positive return, there were some detractors from performance. By sector, process industries detracted from the Fund's results. A position in US BioEnergy, an ethanol producer, hurt Fund performance as ethanol prices fell. Rapid supply growth and weaker-than-expected demand was largely due to lack of distribution infrastructure and the stalled Senate energy bill, which may mandate increased blending. At period-end, we no longer held US BioEnergy as we were concerned that these issues would continue to negatively influence the company's stock price. Within energy minerals, select holdings were negatively impacted by company-specific factors such as Kodiak Oil and Gas's disappointing drilling results and GeoMet's ongoing legal dispute with CNX Gas, which seemed to discourage the company's potential acquirers. At period-end, the Fund no longer held Kodiak Oil and Gas.


28 | Semiannual Report

In the non-energy minerals sector, shares of Uranium One also declined in value due to a drop in the reported price of uranium spot sales.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Frederick G. Fromm

                          Frederick G. Fromm, CFA
                          Portfolio Manager
                          Franklin Natural Resources Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 29

Performance Summary as of 10/31/07

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNRX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$9.25   $  47.09   $ 37.84
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCRX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$9.04   $  46.62   $ 37.58
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNRAX)                       CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$9.79   $  49.50   $ 39.71
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A 1                               6-MONTH             1-YEAR     5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +24.42%            +48.87%   +290.26%      +242.36%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +17.26%            +40.30%    +29.76%       +12.43%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,726            $14,030    $36,784       $32,271
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +41.22%    +28.82%       +11.37%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              1.05%
--------------------------------------------------------------------------------------------------
CLASS C                                                    6-MONTH     1-YEAR   INCEPTION (9/1/05)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +24.02%    +47.85%       +63.20%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +23.02%    +46.85%       +25.39%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $12,302    $14,685       $16,320
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                    +47.76%       +22.97%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              1.78%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS 1                         6-MONTH             1-YEAR     5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +24.60%            +49.27%   +297.31%      +265.81%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +24.60%            +49.27%    +31.77%       +13.85%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $12,460            $14,927    $39,731       $36,581
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +50.26%    +30.83%       +12.78%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              0.78%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Semiannual Report

ENDNOTES

INVESTING IN A FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Funds prospectus current as of the date of this report.


                                                          Semiannual Report | 31

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/07      VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,244.20              $5.53
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.21              $4.98
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,240.20              $9.40
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.74              $8.47
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,246.00              $3.78
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.77              $3.40
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; C: 1.67%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 33

Franklin Technology Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of companies expected to benefit from the development, advancement and use of technology.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Technology Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A posted a +17.67% cumulative total return for the six months under review. The Fund outperformed its broad benchmark, the NASDAQ Composite Index and its narrow benchmark, the Merrill Lynch (ML) 100 Technology Index, which returned +13.62% and +12.24% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 37.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

1. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


34 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, many of the Fund's notable contributors to relative performance were not components of the Fund's benchmark, the ML 100 Technology Index, which underscored the significance of our bottom-up, research-driven approach to investing. In particular, the Fund benefited from stock selection in the semiconductors industry as we believed that many chipmakers were benefiting from industry-wide cyclical strength, low inventory levels and solid demand. Among the Fund's semiconductor holdings that contributed to relative performance during the review period were SiliconLaboratories, Microtune (sold during the reporting period) and Power Integrations. 2

Within the electrical products industry, leading solar panel maker SunPower was another key contributor to relative performance as many alternative energy companies were considered attractive by investors as oil prices continued to rise during the reporting period. 2 The Fund's relative returns were boosted by overweighted positions in Apple and Google as both companies' stocks soared to record highs during the review period. Although computers remain central to Apple's primary business and are the company's principal revenue source, sales of its digital music player, the iPod, were also impressive. On an absolute basis, Research In Motion, maker of the wireless handheld Blackberry device, was a major contributor to Fund performance as its stock price generated triple-digit returns during the reporting period.

Despite the Fund's positive returns, there were some detractors from performance. An underweighted position and stock selection in the computer peripherals industry hindered the Fund's relative return, where the Fund's investment in wireless communications company NII Holdings detracted from Fund performance. 2 Disappointing results from online video content providers Akamai Technology and Limelight Networks, 2 which we bought and sold during the reporting period, in the Internet software and services industry, also weighed on relative Fund performance during the reporting period as did an underweighted position in navigational device maker Garmin.

2. Not part of the ML 100 Technology Index.

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Semiconductors                                                             15.6%
Telecommunications Equipment                                               13.3%
Internet Software & Services                                               10.8%
Packaged Software                                                           8.9%
Computer Communications                                                     8.1%
Computer Processing Hardware                                                5.2%
Specialty Telecommunications                                                5.1%
Data Processing Services                                                    4.8%
Computer Peripherals                                                        3.8%
Information Technology Services                                             2.8%
Biotechnology                                                               2.7%
Electronic Equipment & Instruments                                          2.6%
Wireless Communications                                                     2.6%
Electrical Products                                                         2.1%
Other                                                                      10.1%
Short-Term Investment & Other Net Assets                                    1.5%


                                                          Semiannual Report | 35

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Google Inc., A                                                             3.6%
   INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
Microsemi Corp.                                                            3.5%
   SEMICONDUCTORS
--------------------------------------------------------------------------------
American Tower Corp., A                                                    3.1%
   SPECIALTY TELECOMMUNICATIONS
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                         3.0%
   COMPUTER COMMUNICATIONS
--------------------------------------------------------------------------------
Microchip Technology Inc.                                                  3.0%
   SEMICONDUCTORS
--------------------------------------------------------------------------------
Research In Motion Ltd.                                                    2.8%
   TELECOMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Agilent Technologies Inc.                                                  2.6%
   ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------------------------------------------------
Apple Inc.                                                                 2.4%
   COMPUTER PROCESSING HARDWARE
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                              2.4%
   TELECOMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                    2.3%
   INFORMATION TECHNOLOGY SERVICES
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin Technology Fund. We look forward to serving your future investment needs.

                              /s/ J.P. Scandalios

                              [PHOTO OMITTED]

                              J.P. Scandalios
                              Franklin Technology Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


36 | Semiannual Report

Performance Summary as of 10/31/07

FRANKLIN TECHNOLOGY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTCAX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.03   $   6.86   $  5.83
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                               CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.97   $   6.55   $  5.58
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FFTCX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.97   $   6.53   $  5.56
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FTERX)                             CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.02   $   6.81   $  5.79
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRTCX)                       CHANGE   10/31/07   4/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.07   $   7.04   $  5.97
--------------------------------------------------------------------------------


                                                          Semiannual Report | 37

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS A                               6-MONTH             1-YEAR     5-YEAR   INCEPTION (5/1/00)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +17.67%            +30.42%   +138.19%         -31.40%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +10.82%            +22.94%    +17.52%          -5.65%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $11,082            $12,294    $22,418          $6,466
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                       +20.30%    +20.09%          -6.35%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.89%
------------------------------------------------------------------------------------------------
CLASS B                               6-MONTH             1-YEAR     5-YEAR   INCEPTION (5/1/00)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +17.17%            +29.45%   +130.63%         -34.50%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +13.17%            +25.45%    +17.99%          -5.48%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $11,317            $12,545    $22,863          $6,550
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                       +22.68%    +20.59%          -6.20%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            2.54%
------------------------------------------------------------------------------------------------
CLASS C                               6-MONTH             1-YEAR     5-YEAR   INCEPTION (5/1/00)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +17.24%            +29.56%   +130.74%         -34.70%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +16.24%            +28.56%    +18.20%          -5.52%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $11,624            $12,856    $23,074          $6,530
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                       +25.79%    +20.70%          -6.24%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            2.54%
------------------------------------------------------------------------------------------------
CLASS R                               6-MONTH             1-YEAR     5-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +17.62%            +30.21%   +137.28%         +27.77%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +17.62%            +30.21%    +18.86%          +4.29%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $11,762            $13,021    $23,728          $6,792
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                       +27.42%    +21.40%          +3.41%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            2.04%
------------------------------------------------------------------------------------------------
ADVISOR CLASS                         6-MONTH             1-YEAR     5-YEAR   INCEPTION (5/1/00)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +17.92%            +30.86%   +142.76%         -29.60%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +17.92%            +30.86%    +19.41%          -4.57%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $11,792            $13,086    $24,276          $7,040
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                       +28.21%    +21.92%          -5.29%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.54%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


38 | Semiannual Report

ENDNOTES

TECHNOLOGY STOCKS HAVE HISTORICALLY BEEN VOLATILE IN PRICE, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. BECAUSE THE FUND FOCUSES EXCLUSIVELY ON TECHNOLOGY COMPANIES, IT CARRIES GREATER RISKS OF ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THESE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY INVEST UP TO 35% OF ITS ASSETS IN FOREIGN COMPANIES, WHICH MAY BE AFFECTED BY POLITICAL UNCERTAINTY AND CURRENCY FLUCTUATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 39

Your Fund's Expenses

FRANKLIN TECHNOLOGY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


40 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/07      VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,176.70              $ 8.81
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,017.04              $ 8.16
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,171.70              $12.50
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,013.62              $11.59
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,172.40              $12.50
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,013.62              $11.59
---------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,176.20              $ 9.79
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,016.14              $ 9.07
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,179.20              $ 7.07
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,018.65              $ 6.55
---------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.61%; B: 2.29%; C: 2.29%; R: 1.79%; and Advisor:
1.29%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                          Semiannual Report | 41

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                     YEAR ENDED APRIL 30,
CLASS A                                                (UNAUDITED)         2007         2006         2005         2004        2003
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $  64.53      $  56.44     $  46.05     $  53.26     $  37.26    $  42.72
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................         (0.33)        (0.57)       (0.59)       (0.58)       (0.55)      (0.44)
   Net realized and unrealized gains (losses) .....          1.62          8.66        10.98        (6.63)       16.55       (5.02)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..................          1.29          8.09        10.39        (7.21)       16.00       (5.46)
                                                     -------------------------------------------------------------------------------
Redemption fees ...................................            -- e          -- e         -- e         -- e         --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ....................      $  65.82      $  64.53     $  56.44     $  46.05     $  53.26    $  37.26
                                                     ===============================================================================

Total return c ....................................          2.01%        14.39%       22.50%      (13.54)%      42.98%     (12.80)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................          1.30% f       1.35% f      1.25% f      1.29% f      1.28%       1.57%
Net investment income (loss) ......................         (1.06)%       (1.01)%      (1.06)%      (1.17)%      (1.17)%     (1.28)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $420,751      $457,390     $510,700     $485,909     $683,439    $510,107
Portfolio turnover rate ...........................         14.98%        42.08%       37.38%       34.34%       59.39%      47.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


42 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                  COUNTRY      SHARES/WARRANTS           VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 96.5%
      COMMON STOCKS AND WARRANTS 95.2%
      BIOTECHNOLOGY 76.7%
    a Advanced Life Sciences Holdings Inc. ............................   United States           474,700   $             773,761
    a AEterna Zentaris Inc. ...........................................      Canada               328,500                 634,005
    a Affymax Inc. ....................................................   United States            74,000               2,105,300
    a Ambrilla Biopharma Inc. .........................................      Canada               300,700                 429,981
    a Amgen Inc. ......................................................   United States           497,500              28,909,725
    a Amicus Therapeutics Inc. ........................................   United States            64,179               1,056,386
    a ARIAD Pharmaceuticals Inc. ......................................   United States           952,700               4,858,770
    a Array BioPharma Inc. ............................................   United States            89,000                 996,800
    a Avexa Ltd. ......................................................     Australia           6,369,424               4,331,409
    a Biogen Idec Inc. ................................................   United States           124,961               9,302,097
    a BioMarin Pharmaceutical Inc. ....................................   United States           193,900               5,376,847
    a Cadence Pharmaceuticals Inc. ....................................   United States           157,100               2,243,388
    a Cardiome Pharma Corp. ...........................................      Canada               414,328               4,296,581
    a Celgene Corp. ...................................................   United States           520,900              34,379,400
    a Cephalon Inc. ...................................................   United States            42,500               3,133,950
    a Critical Therapeutics Inc. ......................................   United States           453,180                 906,360
a,b,c Critical Therapeutics Inc., wts., 10/26/11 ......................   United States           279,590                 156,570
    a Exelixis Inc. ...................................................   United States           170,300               1,873,300
    a Genentech Inc. ..................................................   United States           398,000              29,503,740
  a,d Gentium SpA, ADR ................................................       Italy               183,500               3,981,950
    a Genzyme Corp. ...................................................   United States           397,300              30,182,881
    a Gilead Sciences Inc. ............................................   United States           972,900              44,938,251
    a Human Genome Sciences Inc. ......................................   United States           290,100               2,744,346
    a Idenix Pharmaceuticals Inc. .....................................   United States           254,900                 660,191
    a Indevus Pharmaceuticals Inc. ....................................   United States         1,006,900               7,753,130
    a InterMune Inc. ..................................................   United States            61,400               1,223,088
  a,d Ista Pharmaceuticals Inc. .......................................   United States           347,900               2,386,594
    a Keryx Biopharmaceuticals Inc. ...................................   United States           661,000               6,808,300
    a Kosan Biosciences Inc. ..........................................   United States         1,183,591               6,024,478
  a,d MannKind Corp. ..................................................   United States           211,300               1,929,169
    a The Medicines Co. ...............................................   United States           291,700               5,586,055
    a Medicure Inc. ...................................................      Canada               531,700                 512,496
    a Millipore Corp. .................................................   United States            14,100               1,094,865
    a Myriad Genetics Inc. ............................................   United States           176,100               9,748,896
    a Onyx Pharmaceuticals Inc. .......................................   United States           160,400               7,492,284
    a Orexigen Therapeutics Inc. ......................................   United States           270,900               3,965,976
    a Panacos Pharmaceuticals Inc. ....................................   United States           280,400                 701,000
    a PDL BioPharma Inc. ..............................................   United States           899,000              19,058,800
    a Renovis Inc. ....................................................   United States           774,700               2,734,691
    a Seattle Genetics Inc. ...........................................   United States           131,900               1,584,119
    a Sequenom Inc. ...................................................   United States           607,200               5,895,912
    a Sirtris Pharmaceuticals Inc. ....................................   United States           102,300               1,735,008
    a Vanda Pharmaceuticals Inc. ......................................   United States            99,900               1,498,500
    a VaxGen Inc. .....................................................   United States           826,000                 949,900
    a Vertex Pharmaceuticals Inc. .....................................   United States           234,500               7,583,730


                                                          Semiannual Report | 43

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                  COUNTRY      SHARES/WARRANTS           VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND WARRANTS (CONTINUED)
      BIOTECHNOLOGY (CONTINUED)
    a Vion Pharmaceuticals Inc. .......................................   United States         1,052,900   $             715,972
    a ViroPharma Inc. .................................................   United States           307,800               2,650,158
    a XenoPort Inc. ...................................................   United States           103,300               5,069,964
                                                                                                            ----------------------
                                                                                                                      322,479,074
                                                                                                            ----------------------
      MEDICAL SPECIALTIES 4.2%
    a AMAG Pharmaceuticals Inc. .......................................   United States            55,100               3,600,785
      Applera Corp. - Applied Biosystems Group ........................   United States            29,200               1,084,488
    a Cypress Bioscience Inc. .........................................   United States           192,200               2,592,778
a,b,c MacroChem Corp. .................................................   United States         2,250,000               1,584,000
  a,d  Nektar Therapeutics ............................................   United States           176,100               1,053,078
    a Penwest Pharmaceuticals Co. .....................................   United States           369,400               3,062,326
    a Repros Therapeutics Inc. ........................................   United States           364,100               4,511,199
                                                                                                            ----------------------
                                                                                                                       17,488,654
                                                                                                            ----------------------
      OTHER PHARMACEUTICALS 14.3%
    a Allos Therapeutics Inc. .........................................   United States           298,240               1,735,757
    a ArQule Inc. .....................................................   United States           642,209               5,041,341
    a Biodel Inc. .....................................................   United States           113,200               1,915,344
    a CollaGenex Pharmaceuticals Inc. .................................   United States           224,300               2,290,103
    a CytRx Corp. .....................................................   United States             4,800                  18,144
  a,e CytRx Corp., 144A ...............................................   United States           443,000               1,674,540
    a Endo Pharmaceuticals Holdings Inc. ..............................   United States            95,600               2,801,080
    a Helicos Biosciences Corp.                                           United States           642,400               9,083,536
    a Inspire Pharmaceuticals Inc. ....................................   United States           668,123               4,169,088
    a Iomai Corp. .....................................................   United States           288,600                 525,252
    a Labopharm Inc. ..................................................      Canada               258,200                 380,148
    a Nuvo Research Inc. ..............................................      Canada             6,886,000                 984,652
    a Nuvo Research Inc., wts., 2/01/49 ...............................      Canada             3,443,000                      --
  a,e Oculus Innovative Sciences Inc., 144A ...........................   United States           250,000               1,900,000
    a Pharmion Corp. ..................................................   United States           178,800               8,603,856
    a POZEN Inc. ......................................................   United States           178,081               1,666,838
    a Sepracor Inc. ...................................................   United States           164,100               4,519,314
    a Somaxon Pharmaceuticals Inc. ....................................   United States           349,000               3,123,550
      Teva Pharmaceutical Industries Ltd., ADR ........................      Israel               117,900               5,188,779
    a VIVUS Inc. ......................................................   United States           938,800               4,684,613
                                                                                                            ----------------------
                                                                                                                       60,305,935
                                                                                                            ----------------------
      TOTAL COMMON STOCKS AND WARRANTS (COST $279,863,191) ............                                               400,273,663
                                                                                                            ----------------------
      PREFERRED STOCK (COST $5,065,937) 1.3%
      BIOTECHNOLOGY 1.3%
a,b,c Fibrogen Inc., pfd., E ..........................................   United States         1,128,271               5,607,506
                                                                                                            ----------------------
      TOTAL LONG TERM INVESTMENTS (COST $284,929,128) .................                                               405,881,169
                                                                                                            ----------------------


44 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                  COUNTRY      SHARES/WARRANTS           VALUE
----------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS 4.1%
      MONEY MARKET FUND (COST $14,311,262) 3.4%
    f Franklin Institutional Fiduciary Trust Money Market Portfolio,
        4.69% .........................................................   United States        14,311,262   $          14,311,262
                                                                                                            ----------------------
    g INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
        0.7%
      MONEY MARKET FUND (COST $3,136,000) 0.7%
    h Bank of New York Institutional Cash Reserve Fund, 5.14% .........   United States         3,136,000               3,136,000
                                                                                                            ----------------------
      TOTAL INVESTMENTS (COST $302,376,390) 100.6% ....................                                               423,328,431
      OTHER ASSETS, LESS LIABILITIES (0.6)% ...........................                                                (2,577,899)
                                                                                                            ----------------------
      NET ASSETS 100.0% ...............................................                                     $         420,750,532
                                                                                                            ======================

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $7,348,076, representing 1.75% of net assets.

c See Note 8 regarding restricted securities.

d A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $3,574,540, representing 0.85% of net assets.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g See Note 1(e) regarding securities on loan.

h The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                      YEAR ENDED APRIL 30,
CLASS A                                                (UNAUDITED)         2007         2006         2005         2004        2003
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  13.36      $  11.46     $   7.94     $   7.63     $   5.92    $   6.85
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................          (0.02)        (0.11)       (0.04)          -- e         -- e        -- e
   Net realized and unrealized gains (losses) ....           3.35          2.01         3.66         0.33         1.71       (0.93)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................           3.33          1.90         3.62         0.33         1.71       (0.93)
                                                     -------------------------------------------------------------------------------
Less distributions from net investment income ....             --            --        (0.10)       (0.02)          --          --
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................             -- e          -- e         -- e         -- e         --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................       $  16.69      $  13.36     $  11.46     $   7.94     $   7.63    $   5.92
                                                     ===============================================================================

Total return c ...................................          24.93%        16.58%       45.70%        4.32%       28.89%     (13.58)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................           1.27%         1.42% f      1.40% f      1.47% f      1.47%       1.67%
Net investment income (loss) .....................          (0.31)%       (0.96)%      (0.40)%       0.04%       (0.03)%     (0.05)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $102,737      $ 74,026     $ 69,746     $ 49,926     $ 59,702    $ 53,722
Portfolio turnover rate ..........................          38.14%       121.15%      149.34%      171.40%      137.83%      94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


46 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                      YEAR ENDED APRIL 30,
CLASS B                                                (UNAUDITED)         2007         2006         2005         2004        2003
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  12.66      $  10.94     $   7.59     $   7.33     $   5.73    $   6.67
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................          (0.07)        (0.19)       (0.11)       (0.05)       (0.05)      (0.04)
   Net realized and unrealized gains (losses) ....           3.17          1.91         3.48         0.31         1.65       (0.90)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................           3.10          1.72         3.37         0.26         1.60       (0.94)
                                                     -------------------------------------------------------------------------------
Less distributions from net investment income ....             --            --        (0.02)          --           --          --
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................             -- e          -- e         -- e         -- e         --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................       $  15.76      $  12.66     $  10.94     $   7.59     $   7.33    $   5.73
                                                     ===============================================================================

Total return c ...................................          24.39%        15.71%       44.57%        3.69%       27.75%     (14.09)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................           2.02%         2.16% f      2.14% f      2.21% f      2.22%       2.36%
Net investment income (loss) .....................          (1.06)%       (1.70)%      (1.14)%      (0.70)%      (0.78)%     (0.74)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $  4,484      $  3,636     $  3,517     $  2,663     $  3,170    $  2,690
Portfolio turnover rate ..........................          38.14%       121.15%      149.34%      171.40%      137.83%      94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                      YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)         2007         2006         2005         2004        2003
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  12.67      $  10.96     $   7.60     $   7.34     $   5.74    $   6.69
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ................          (0.08)        (0.19)       (0.11)       (0.05)       (0.05)      (0.05)
   Net realized and unrealized gains (losses) ....           3.19          1.90         3.50         0.31         1.65       (0.90)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................           3.11          1.71         3.39         0.26         1.60       (0.95)
                                                     -------------------------------------------------------------------------------
Less distributions from net investment income ....             --            --        (0.03)          --           --          --
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................             -- e          -- e         -- e         -- e         --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................       $  15.78      $  12.67     $  10.96     $   7.60     $   7.34    $   5.74
                                                     ===============================================================================

Total return c ...................................          24.45%        15.69%       44.61%        3.54%       27.87%     (14.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses .........................................           2.02%         2.17% f      2.15% f      2.22% f      2.22%       2.47%
Net investment income (loss) .....................          (1.06)%       (1.71)%      (1.15)%      (0.71)%      (0.78)%     (0.85)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $ 24,202      $ 13,572     $ 10,287     $  7,054     $  8,633    $  7,377
Portfolio turnover rate ..........................          38.14%       121.15%      149.34%      171.40%      137.83%      94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 95.6%
      COMMON STOCKS 95.3%
      ADVERTISING/MARKETING SERVICES 1.9%
    a Focus Media Holding Ltd., ADR ...........................................        China           39,500   $    2,449,000
                                                                                                                ---------------
      AEROSPACE & DEFENSE 1.1%
    a Orbital Sciences Corp. ..................................................    United States       55,700        1,422,021
                                                                                                                ---------------
      BROADCASTING 1.9%
      Citadel Broadcasting Co. ................................................    United States        2,943           12,949
      Grupo Televisa SA, ADR ..................................................        Mexico          84,000        2,087,400
    a XM Satellite Radio Holdings Inc., A .....................................    United States       28,500          378,480
                                                                                                                ---------------
                                                                                                                     2,478,829
                                                                                                                ---------------
      CABLE/SATELLITE TELEVISION 0.2%
    a Comcast Corp. ...........................................................    United States       10,000          210,500
                                                                                                                ---------------
      COMPUTER COMMUNICATIONS 5.2%
    a Cisco Systems Inc. ......................................................    United States       34,400        1,137,264
    a F5 Networks Inc. ........................................................    United States       72,900        2,626,587
    a Juniper Networks Inc. ...................................................    United States       40,700        1,465,200
    a Riverbed Technology Inc. ................................................    United States       47,700        1,611,783
                                                                                                                ---------------
                                                                                                                     6,840,834
                                                                                                                ---------------
      COMPUTER PROCESSING HARDWARE 4.7%
    a Apple Inc. ..............................................................    United States       32,500        6,173,375
                                                                                                                ---------------
      DATA PROCESSING SERVICES 0.6%
    a NeuStar Inc., A .........................................................    United States       22,200          759,240
                                                                                                                ---------------
      ELECTRONIC PRODUCTION EQUIPMENT 0.8%
    a FormFactor Inc. .........................................................    United States       27,500        1,075,525
                                                                                                                ---------------
      ELECTRONICS/APPLIANCES 0.5%
      Sony Corp., ADR .........................................................        Japan           13,400          662,764
                                                                                                                ---------------
      INFORMATION TECHNOLOGY SERVICES 0.3%
    a Level 3 Communications Inc. .............................................    United States      124,300          376,629
                                                                                                                ---------------
      INTERNET SOFTWARE/SERVICES 10.4%
    a Akamai Technologies Inc. ................................................    United States       10,500          411,495
    a Baidu.com Inc., ADR .....................................................        China            4,600        1,759,454
    a Equinix Inc. ............................................................    United States       25,300        2,951,498
    a Google Inc., A ..........................................................    United States        8,000        5,656,000
    a Sohu.com Inc. ...........................................................        China           14,500          868,695
    a VeriSign Inc. ...........................................................    United States       60,400        2,059,036
                                                                                                                ---------------
                                                                                                                    13,706,178
                                                                                                                ---------------
      INVESTMENT BANKS/BROKERS 0.8%
  a,b Bovespa Holding SA, 144A ................................................        Brazil          57,600        1,081,331
                                                                                                                ---------------
      MAJOR TELECOMMUNICATIONS 10.6%
      AT&T Inc. ...............................................................    United States       21,582          901,912
      Atlantic Tele-Network Inc. ..............................................    United States        2,200           79,002
    a Bharti Airtel Ltd. ......................................................        India          168,205        4,319,815
      Cable & Wireless PLC ....................................................   United Kingdom      310,200        1,256,770


                                                          Semiannual Report | 49

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      MAJOR TELECOMMUNICATIONS (CONTINUED)
      PT Telekomunikasi Indonesia, B ..........................................      Indonesia        707,100   $      835,540
      Reliance Communication Ltd. .............................................        India          111,500        2,196,005
    a Telenor ASA .............................................................       Norway           92,700        2,175,996
      Telus Corp. .............................................................       Canada           36,700        2,151,721
                                                                                                                ---------------
                                                                                                                    13,916,761
                                                                                                                ---------------
      MEDIA CONGLOMERATES 1.7%
      News Corp., A ...........................................................    United States       58,700        1,272,029
      The Walt Disney Co. .....................................................    United States       28,030          970,679
                                                                                                                ---------------
                                                                                                                     2,242,708
                                                                                                                ---------------
      MISCELLANEOUS COMMERCIAL SERVICES 0.1%
a,b,c Alibaba.com Ltd., 144A ..................................................        China          102,300          178,192
                                                                                                                ---------------
      MOVIES/ENTERTAINMENT 0.4%
    a Outdoor Channel Holdings Inc. ...........................................    United States       60,600          544,794
                                                                                                                ---------------
      RECREATIONAL PRODUCTS 7.7%
    a Activision Inc. .........................................................    United States      117,800        2,785,970
      Nintendo Co. Ltd. .......................................................        Japan            8,600        5,360,787
    a Perfect World Co. Ltd., ADR .............................................        China           18,700          648,703
    a Scientific Games Corp., A ...............................................    United States       38,300        1,384,545
                                                                                                                ---------------
                                                                                                                    10,180,005
                                                                                                                ---------------
      SEMICONDUCTORS 1.2%
    a Marvell Technology Group Ltd. ...........................................       Bermuda          37,400          674,322
    a Microsemi Corp. .........................................................    United States       33,600          894,096
                                                                                                                ---------------
                                                                                                                     1,568,418
                                                                                                                ---------------
      SPECIALTY TELECOMMUNICATIONS 6.8%
    a American Tower Corp., A .................................................    United States       98,635        4,357,694
    a Crown Castle International Corp. ........................................    United States       62,638        2,572,543
    a Maxcom Telecomunicaciones SA, ADR .......................................       Mexico           28,800          499,968
    a Time Warner Telecom Inc., A .............................................    United States       65,000        1,510,600
                                                                                                                ---------------
                                                                                                                     8,940,805
                                                                                                                ---------------
      TELECOMMUNICATIONS EQUIPMENT 9.9%
    a Comverse Technology Inc. ................................................    United States       82,900        1,593,338
      Harris Corp. ............................................................    United States       40,500        2,452,680
      Nokia Corp., ADR ........................................................       Finland         104,200        4,138,824
      QUALCOMM Inc. ...........................................................    United States       50,000        2,136,500
    a Research In Motion Ltd. .................................................       Canada           17,400        2,166,474
    a ViaSat Inc. .............................................................    United States       15,900          484,950
                                                                                                                ---------------
                                                                                                                    12,972,766
                                                                                                                ---------------
      WIRELESS COMMUNICATIONS 28.5%
      America Movil SAB de CV, L, ADR .........................................       Mexico           99,800        6,525,922
      Cellcom Israel Ltd. .....................................................       Israel           22,000          583,660
      China Mobile (Hong Kong) Ltd., ADR ......................................       China            63,200        6,552,576


50 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      WIRELESS COMMUNICATIONS (CONTINUED)
    a Clearwire Corp., A ......................................................    United States       19,200   $      394,176
    a Leap Wireless International Inc. ........................................    United States       56,800        4,050,408
    a MetroPCS Communications Inc. ............................................    United States      219,700        4,943,250
    a NII Holdings Inc. .......................................................    United States       74,400        4,315,200
      Rogers Communications Inc., B ...........................................        Canada         137,900        7,031,572
    a SBA Communications Corp. ................................................    United States       87,600        3,118,560
                                                                                                                ---------------
                                                                                                                    37,515,324
                                                                                                                ---------------
      TOTAL COMMON STOCKS (COST $73,919,532) ..................................                                    125,295,999
                                                                                                                ---------------
      PREFERRED STOCK (COST $289,500) 0.3%
      TELECOMMUNICATIONS EQUIPMENT 0.3%
a,d,e Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES .......    United States      124,248          428,655
                                                                                                                ---------------
      TOTAL LONG TERM INVESTMENTS (COST $74,209,032) ..........................                                    125,724,654
                                                                                                                ---------------
      SHORT TERM INVESTMENT (COST $4,940,266) 3.8%
      MONEY MARKET FUND 3.8%
    f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ....    United States    4,940,266        4,940,266
                                                                                                                ---------------
      TOTAL INVESTMENTS (COST $79,149,298) 99.4% ..............................                                    130,664,920
      OTHER ASSETS, LESS LIABILITIES 0.6% .....................................                                        757,994
                                                                                                                ---------------
      NET ASSETS 100.0% .......................................................                                 $  131,422,914
                                                                                                                ===============

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $1,259,523, representing 0.96% of net assets.

c A portion or all of the securities purchased on when-issued or delayed delivery basis. See Note 1(c).

d See Note 8 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the value of this security was $428,655, representing 0.33% of net assets.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS A                                                  (UNAUDITED)         2007         2006        2005        2004       2003
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............    $     25.92       $  23.31     $  20.36     $ 19.86     $ 15.53    $ 20.80
                                                      -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................          (0.05)            -- e       0.12       (0.08)      (0.10)     (0.09)
   Net realized and unrealized gains (losses) .....           2.03           2.74         2.83        0.58        4.43      (4.62)
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................           1.98           2.74         2.95        0.50        4.33      (4.71)
                                                      -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................             --          (0.13)          --          --          --         --
   Net realized gains .............................             --             --           --          --          --      (0.56)
                                                      -----------------------------------------------------------------------------
Total distributions ...............................             --          (0.13)          --          --          --      (0.56)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................             -- e           -- e         -- e        -- e        --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................    $     27.90       $  25.92     $  23.31     $ 20.36     $ 19.86    $ 15.53
                                                      =============================================================================

Total return c ....................................           7.72%         11.80%       14.44%       2.52%      27.88%    (22.56)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................           1.21% f        1.27% f      1.26% f     1.32% f     1.36%      1.44%
Net investment income (loss) ......................          (0.35)%           --% g      0.55%      (0.42)%     (0.52)%    (0.54)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $   114,904       $108,756     $106,293     $86,934     $91,314    $73,991
Portfolio turnover rate ...........................          10.43%         29.33%       39.75%      77.50%      82.63%    137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g Rounds to less than 0.01%.


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS B                                                  (UNAUDITED)         2007         2006        2005        2004       2003
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $      24.50       $  22.08     $  19.44     $ 19.10     $ 15.04    $ 20.33
                                                      -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................          (0.14)         (0.17)       (0.04)      (0.22)      (0.23)     (0.20)
   Net realized and unrealized gains (losses) .....           1.92           2.59         2.68        0.56        4.29      (4.53)
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................           1.78           2.42         2.64        0.34        4.06      (4.73)
                                                      -----------------------------------------------------------------------------
Less distributions from net realized gains ........             --             --           --          --          --      (0.56)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................             -- e           -- e         -- e        -- e        --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $      26.28       $  24.50     $  22.08     $ 19.44     $ 19.10    $ 15.04
                                                      =============================================================================

Total return c ....................................           7.27%         10.96%       13.58%       1.78%      26.91%    (23.10)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................           1.96% f        2.01% f      2.00% f     2.06% f     2.11%      2.18%
Net investment income (loss) ......................          (1.10)%        (0.74)%      (0.19)%     (1.16)%     (1.27)%    (1.28)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $     10,909       $ 11,367     $ 14,233     $12,060     $13,054    $ 8,892
Portfolio turnover rate ...........................          10.43%         29.33%       39.75%      77.50%      82.63%    137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2007                       YEAR ENDED APRIL 30,
CLASS C                                                  (UNAUDITED)         2007         2006        2005        2004       2003
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $      24.26       $  21.87     $  19.24     $ 18.92     $ 14.90    $ 20.15
                                                      -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................          (0.14)         (0.17)       (0.04)      (0.22)      (0.22)     (0.20)
   Net realized and unrealized gains (losses) .....           1.90           2.56         2.67        0.54        4.24      (4.49)
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................           1.76           2.39         2.63        0.32        4.02      (4.69)
                                                      -----------------------------------------------------------------------------
Less distributions from net realized gains ........             --             --           --          --          --      (0.56)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................             -- e           -- e         -- e        -- e        --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $      26.02       $  24.26     $  21.87     $ 19.24     $ 18.92    $ 14.90
                                                      =============================================================================

Total return c ....................................           7.30%         10.93%       13.67%       1.69%      26.98%    (23.16)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................           1.96% f        2.01% f      2.01% f     2.07% f     2.11%      2.19%
Net investment income (loss) ......................          (1.10)%        (0.74)%      (0.20)%     (1.17)%     (1.27)%    (1.29)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $     29,565       $ 27,560     $ 29,083     $22,021     $23,850    $18,700
Portfolio turnover rate ...........................          10.43%         29.33%       39.75%      77.50%      82.63%    137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 95.0%
      BIOTECHNOLOGY 14.3%
    a Acadia Pharmaceuticals Inc. .............................................    United States       45,700   $      702,866
    a Amgen Inc. ..............................................................    United States       40,200        2,336,022
    a Angiotech Pharmaceuticals Inc. ..........................................    United States       50,900          240,757
    a Cadence Pharmaceuticals Inc. ............................................    United States       47,200          674,016
    a Celgene Corp. ...........................................................    United States       37,600        2,481,600
    a Cephalon Inc. ...........................................................    United States       18,400        1,356,816
    a Genzyme Corp. ...........................................................    United States       23,900        1,815,683
    a Gilead Sciences Inc. ....................................................    United States       56,100        2,591,259
    a Indevus Pharmaceuticals Inc. ............................................    United States      236,100        1,817,970
    a Invitrogen Corp. ........................................................    United States       17,700        1,608,399
    a Myriad Genetics Inc. ....................................................    United States       55,700        3,083,552
    a Orexigen Therapeutics Inc. ..............................................    United States       63,700          932,568
    a PDL BioPharma Inc. ......................................................    United States       77,100        1,634,520
    a Sequenom Inc. ...........................................................    United States       38,500          373,835
    a ViroPharma Inc. .........................................................    United States       71,500          615,615
                                                                                                                ---------------
                                                                                                                    22,265,478
                                                                                                                ---------------
      DRUG STORE CHAINS 0.2%
      Drogasil SA .............................................................       Brazil           35,000          323,071
                                                                                                                ---------------
      ELECTRICAL PRODUCTS 0.6%
    a Greatbatch Inc. .........................................................    United States       36,900          917,334
                                                                                                                ---------------
      GENERIC PHARMACEUTICALS 0.0% b
    a Impax Laboratories Inc. .................................................    United States        4,100           44,075
                                                                                                                ---------------
      HOSPITAL/NURSING MANAGEMENT 3.3%
      Brookdale Senior Living Inc. ............................................    United States       50,200        1,851,878
      Diagnosticos DA America SA ..............................................       Brazil           64,200        1,508,581
    a LifePoint Hospitals Inc. ................................................    United States       56,900        1,736,588
                                                                                                                ---------------
                                                                                                                     5,097,047
                                                                                                                ---------------
      INDUSTRIAL SPECIALTIES 0.4%
    a Polypore International Inc. .............................................    United States       32,800          562,848
                                                                                                                ---------------
      INSURANCE BROKERS/SERVICES 0.5%
  a,c Sul America SA, 144A ....................................................       Brazil           40,000          722,505
                                                                                                                ---------------
      LIFE/HEALTH INSURANCE 1.2%
  a,c Amil Participacoes SA, 144A .............................................       Brazil          190,000        1,854,783
                                                                                                                ---------------
      MAJOR PHARMACEUTICALS 31.4%
      Abbott Laboratories .....................................................    United States       39,000        2,130,180
      Johnson & Johnson .......................................................    United States      105,300        6,862,401
      Merck & Co. Inc. ........................................................    United States       28,800        1,677,888
      Merck KGaA ..............................................................       Germany          46,100        5,767,969
      Novartis AG .............................................................     Switzerland       112,900        6,004,178
      Pfizer Inc. .............................................................    United States      219,860        5,410,755
      Roche Holding AG ........................................................     Switzerland        50,900        8,683,277
      Schering-Plough Corp. ...................................................    United States      279,100        8,518,132
      Wyeth ...................................................................    United States       76,700        3,729,921
                                                                                                                ---------------
                                                                                                                    48,784,701
                                                                                                                ---------------


                                                          Semiannual Report | 55

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      MANAGED HEALTH CARE 6.7%
  a,c Medial Saude SA, ADR, 144A ..............................................       Brazil           95,000   $    1,245,668
    a Skilled Healthcare Group Inc. ...........................................    United States       51,700          846,846
      UnitedHealth Group Inc. .................................................    United States       36,030        1,770,874
    a WellPoint Inc. ..........................................................    United States       82,300        6,520,629
                                                                                                                ---------------
                                                                                                                    10,384,017
                                                                                                                ---------------
      MEDICAL DISTRIBUTORS 2.7%
    a Henry Schein Inc. .......................................................    United States       28,300        1,695,170
    a MWI Veterinary Supply Inc. ..............................................    United States       26,900        1,123,075
    a PSS World Medical Inc. ..................................................    United States       68,700        1,387,740
                                                                                                                ---------------
                                                                                                                     4,205,985
                                                                                                                ---------------
      MEDICAL SPECIALTIES 16.3%
    a Accuray Inc. ............................................................    United States       12,800          257,280
    a Adams Respiratory Therapeutics Inc. .....................................    United States       39,000        1,713,660
      Baxter International Inc. ...............................................    United States       40,900        2,454,409
    a Boston Scientific Corp. .................................................    United States       45,100          625,537
      DENTSPLY International Inc. .............................................    United States       35,800        1,484,984
      Hillenbrand Industries Inc. .............................................    United States       21,400        1,181,708
    a Hologic Inc. ............................................................    United States       18,044        1,225,729
a,d,e MacroChem Corp. .........................................................    United States      250,000          176,000
a,d,e Masimo Corp. ............................................................    United States      184,092        5,459,686
      Medtronic Inc. ..........................................................    United States       26,800        1,271,392
      Mentor Corp. ............................................................    United States       16,900          719,433
      Mindray Medical International Ltd., ADR .................................        China           18,200          723,632
    a Northstar Neuroscience Inc. .............................................    United States       53,300          706,225
    a Thermo Fisher Scientific Inc. ...........................................    United States       64,168        3,773,720
    a Tomotherapy Inc. ........................................................    United States       23,600          516,132
    a Trans1 Inc. .............................................................    United States        8,000          200,000
    a Waters Corp. ............................................................    United States       27,300        2,101,554
    a Zimmer Holdings Inc. ....................................................    United States       10,800          750,492
                                                                                                                ---------------
                                                                                                                    25,341,573
                                                                                                                ---------------
      MEDICAL/NURSING SERVICES 3.2%
    a Amedisys Inc. ...........................................................    United States       23,734        1,007,508
    a DaVita Inc. .............................................................    United States       30,800        2,007,852
  a,f Genoptix Inc. ...........................................................    United States        8,500          209,950
    a Healthways Inc. .........................................................    United States       16,100          977,270
    a Nighthawk Radiology Holdings Inc. .......................................    United States       35,100          826,254
                                                                                                                ---------------
                                                                                                                     5,028,834
                                                                                                                ---------------
      OTHER PHARMACEUTICALS 5.1%
      Allergan Inc. ...........................................................    United States       22,780        1,539,473
  a,c CytRx Corp., 144A .......................................................    United States       82,000          309,960
    a Endo Pharmaceuticals Holdings Inc. ......................................    United States       23,800          697,340
    a Helicos Biosciences Corp. ...............................................    United States       41,500          586,810
      Shire PLC, ADR ..........................................................   United Kingdom       28,800        2,164,320
      Teva Pharmaceutical Industries Ltd., ADR ................................       Israel           40,200        1,769,202
    a Wuxi Pharmatech Cayman Inc., ADR ........................................       China            20,700          796,743
                                                                                                                ---------------
                                                                                                                     7,863,848
                                                                                                                ---------------


56 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      SERVICES TO THE HEALTH INDUSTRY 9.1%
    a Allscripts Healthcare Solutions Inc. ....................................    United States       62,400   $    1,728,480
    a Covance Inc. ............................................................    United States       23,100        1,905,750
    a Emageon Inc. ............................................................    United States       44,900          363,690
    a Express Scripts Inc. ....................................................    United States       36,600        2,309,460
    a Medco Health Solutions Inc. .............................................    United States       10,100          953,238
      Omnicare Inc. ...........................................................    United States       56,000        1,652,000
      Pharmaceutical Product Development Inc. .................................    United States      111,200        4,697,088
    a WebMD Health Corp., A ...................................................    United States       11,200          514,864
                                                                                                                ---------------
                                                                                                                    14,124,570
                                                                                                                ---------------
      TOTAL COMMON STOCKS (COST $102,653,001) .................................                                    147,520,669
                                                                                                                ---------------
      SHORT TERM INVESTMENT (COST $9,687,788) 6.2%
      MONEY MARKET FUND 6.2%
    g Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ....    United States    9,687,788        9,687,788
                                                                                                                ---------------
      TOTAL INVESTMENTS (COST $112,340,789) 101.2% ............................                                    157,208,457
      OTHER ASSETS, LESS LIABILITIES (1.2)% ...................................                                     (1,830,780)
                                                                                                                ---------------
      NET ASSETS 100.0% .......................................................                                 $  155,377,677
                                                                                                                ===============

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b Rounds to less than 0.1% of net assets.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $4,132,916, representing 2.66% of net assets.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $5,635,686, representing 3.63% of net assets.

e See Note 8 regarding restricted securities.

f A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

g See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                        YEAR ENDED APRIL 30,
CLASS A                                                  (UNAUDITED)        2007         2006         2005        2004       2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $   37.84     $   35.92     $  24.32     $  18.80    $  13.60   $  16.96
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................           0.04          0.09         0.13         0.04       (0.04)      0.01
   Net realized and unrealized gains (losses) .....           9.21          4.29        12.64         5.48        5.26      (3.33)
                                                     ------------------------------------------------------------------------------
Total from investment operations. .................           9.25          4.38        12.77         5.52        5.22      (3.32)
                                                     ------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................             --         (0.25)       (0.09)          --       (0.02)     (0.04)
   Net realized gains .............................             --         (2.21)       (1.08)          --          --         --
                                                     ------------------------------------------------------------------------------
Total distributions ...............................             --         (2.46)       (1.17)          --       (0.02)     (0.04)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................             -- e          -- e         -- e         -- e        --         --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $   47.09     $   37.84     $  35.92     $  24.32    $  18.80   $  13.60
                                                     ==============================================================================

Total return c ....................................          24.42%        12.86%       53.11%       29.36%      38.36%    (19.62)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................           0.98% f       1.03% f      1.02% f      1.08% f     1.27%      1.34%
Net investment income (loss) ......................           0.19%         0.26%        0.44%        0.17%      (0.24)%     0.04%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 660,408     $ 475,912     $440,475     $211,327    $102,725   $ 39,515
Portfolio turnover rate ...........................          17.16%        51.51%       56.08%       29.89%      59.53%     44.97%

a The amount shown for a share outstanding throughout the period may n ot correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                                           -----------------------------------------
                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                           OCTOBER 31, 2007         APRIL 30,
CLASS C                                                                       (UNAUDITED)         2007       2006 g
                                                                           -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................         $37.58        $  35.79    $ 31.56
                                                                           -----------------------------------------
Income from investment operations a:
   Net investment income (loss) b .....................................          (0.11)          (0.17)     (0.01)
   Net realized and unrealized gains (losses) .........................           9.15            4.25       5.39
                                                                           -----------------------------------------
Total from investment operations ......................................           9.04            4.08       5.38
                                                                           -----------------------------------------
Less distributions from:
   Net investment income ..............................................             --           (0.08)     (0.07)
   Net realized gains .................................................             --           (2.21)     (1.08)
                                                                           -----------------------------------------
Total distributions ...................................................             --           (2.29)     (1.15)
                                                                           -----------------------------------------
Redemption fees .......................................................             --  e           -- e       -- e
                                                                           -----------------------------------------
Net asset value, end of period ........................................         $46.62        $  37.58     $35.79
                                                                           =========================================

Total return c. .......................................................          24.02%          12.01%     17.47%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................................................           1.67% f         1.76% f    1.67% f
Net investment income (loss) ..........................................          (0.50)%         (0.47)%    (0.21)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................        $59,368        $ 33,723    $18,485
Portfolio turnover rate ...............................................          17.16%          51.51%     56.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period September 1, 2005 (effective date) to April 30, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                           (UNAUDITED)         2007        2006         2005        2004        2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $   39.71     $   37.57    $  25.35     $  19.53    $  14.11    $  17.57
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................           0.11          0.18        0.25         0.13        0.02        0.05
   Net realized and unrealized gains (losses) .....           9.68          4.52       13.18         5.69        5.45       (3.41)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................           9.79          4.70       13.43         5.82        5.47       (3.36)
                                                     ------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................             --         (0.35)      (0.13)          --       (0.05)      (0.10)
   Net realized gains. ............................             --         (2.21)      (1.08)          --          --          --
                                                     ------------------------------------------------------------------------------
Total distributions. ..............................             --         (2.56)      (1.21)          --       (0.05)      (0.10)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................             -- e          -- e        -- e         -- e        --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $   49.50     $   39.71    $  37.57     $  25.35    $  19.53    $  14.11
                                                     ==============================================================================

Total return c ....................................          24.60%        13.20%      53.55%       29.80%      38.83%     (19.18)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................           0.67% f       0.76% f     0.69% f      0.73% f     0.92%       1.03%
Net investment income .............................           0.50%         0.53%       0.77%        0.52%       0.11%       0.35%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................     $   60,510     $  52,103    $ 43,874     $ 33,048    $ 11,185    $    460
Portfolio turnover rate ...........................          17.16%        51.51%      56.08%       29.89%      59.53%      44.97%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      FRANKLIN NATURAL RESOURCES FUND                                        COUNTRY       SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 96.9%
      COMMON STOCKS AND WARRANTS 94.8%
      ENERGY MINERALS 44.7%
      Addax Petroleum Corp. ...........................................       Canada            155,000      $   6,792,024
    a Addax Petroleum Corp., 144A .....................................       Canada            150,000          6,572,927
    b Bill Barrett Corp. ..............................................   United States         430,000         20,124,000
      BP PLC, ADR .....................................................   United Kingdom        100,000          7,799,000
      Chesapeake Energy Corp. .........................................   United States         500,000         19,740,000
      Chevron Corp. ...................................................   United States         250,003         22,877,775
      ConocoPhillips ..................................................   United States         310,070         26,343,547
      Devon Energy Corp. ..............................................   United States         240,000         22,416,000
b,c,d Energy Coal Resources, 144A .....................................   United States         199,375          1,724,594
      EOG Resources Inc. ..............................................   United States         140,000         12,404,000
      Exxon Mobil Corp. ...............................................   United States         310,000         28,516,900
      Foundation Coal Holdings Inc. ...................................   United States         130,000          5,553,600
    b Geomet Inc. .....................................................   United States         680,000          3,570,000
      Marathon Oil Corp. ..............................................   United States         260,000         15,373,800
    b Mariner Energy Inc. .............................................   United States         440,000         11,000,000
      Murphy Oil Corp. ................................................   United States         132,000          9,719,160
    b Newfield Exploration Co. ........................................   United States          60,000          3,230,400
      Nexen Inc. ......................................................       Canada            235,000          7,962,769
      Noble Energy Inc. ...............................................   United States         205,000         15,690,700
      Occidental Petroleum Corp. ......................................   United States         440,000         30,382,000
      Peabody Energy Corp. ............................................   United States         210,000         11,707,500
      Petroleo Brasileiro SA, ADR .....................................       Brazil             86,000          8,224,180
    b Southwestern Energy Co. .........................................   United States         400,000         20,692,000
      Talisman Energy Inc. ............................................       Canada            480,000         10,435,200
      Total SA, B, ADR ................................................       France            121,000          9,753,810
      XTO Energy Inc. .................................................   United States         150,000          9,957,000
                                                                                                             --------------
                                                                                                               348,562,886
                                                                                                             --------------
      INDUSTRIAL SERVICES 28.9%
      Aegean Marine Petroleum Network Inc. ............................   United States         100,000          4,097,000
      Baker Hughes Inc. ...............................................   United States          67,000          5,810,240
    b Boart Longyear Group ............................................     Australia         3,800,000          9,026,719
    b Dril-Quip Inc. ..................................................   United States         220,000         11,732,600
      ENSCO International Inc. ........................................   United States          44,000          2,441,560
    b Flotek Industries Inc. ..........................................   United States         205,400         10,434,320
    b FMC Technologies Inc.............................................   United States         360,000         21,826,800
    b Global Industries Ltd............................................   United States         100,000          2,462,000
      GlobalSantaFe Corp. .............................................   Cayman Islands         65,000          5,266,950
    b Grant Prideco Inc. ..............................................   United States          90,000          4,424,400
      Halliburton Co. .................................................   United States         650,000         25,623,000
    b Helix Energy Solutions Group Inc. ...............................   United States         485,000         22,431,250
    b Hornbeck Offshore Services Inc. .................................   United States          60,000          2,346,000
    b Nabors Industries Ltd. ..........................................      Bermuda            210,000          5,896,800
    b National-Oilwell Varco Inc. .....................................   United States         260,000         19,042,400
      Noble Corp. .....................................................   United States         110,000          5,824,500
    b North American Energy Partners ..................................      Canada             190,000          3,526,400
    b Oil States International Inc. ...................................   United States         150,000          6,478,500


                                                          Semiannual Report | 61

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
      FRANKLIN NATURAL RESOURCES FUND                                        COUNTRY       SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND WARRANTS (CONTINUED)
      INDUSTRIAL SERVICES (CONTINUED)
    b PHI Inc., non-voting ............................................   United States          80,000      $   2,768,000
      Rowan Cos. Inc. .................................................   United States          80,000          3,118,400
      Schlumberger Ltd. ...............................................   United States          95,000          9,174,150
      Smith International Inc. ........................................   United States         150,000          9,907,500
    b Superior Energy Services Inc. ...................................   United States         175,000          6,489,000
    b T-3 Energy Services Inc. ........................................   United States         100,000          4,752,000
    b Tesco Corp. .....................................................       Canada             70,000          2,064,300
    b Transocean Inc. .................................................   United States          80,000          9,549,600
    bWeatherford International Ltd. ...................................      Bermuda            135,000          8,762,850
                                                                                                             --------------
                                                                                                               225,277,239
                                                                                                             --------------
      NON-ENERGY MINERALS 14.0%
    b African Copper PLC ..............................................   United Kingdom      1,900,000          3,622,498
      Alcoa Inc. ......................................................   United States         210,000          8,313,900
      Anglo American PLC ..............................................   United Kingdom         25,000          1,722,244
      Anglo American PLC, ADR .........................................   United Kingdom         68,250          2,385,338
      AngloGold Ashanti Ltd., ADR .....................................    South Africa         111,400          5,174,530
      Barrick Gold Corp. ..............................................       Canada            500,006         22,065,265
    b Centerra Gold Inc. ..............................................       Canada            127,800          1,631,173
  a,b Centerra Gold Inc., 144A ........................................       Canada            133,200          1,700,095
    b First Uranium Corp. .............................................    South Africa         147,400          1,689,300
  a,b First Uranium Corp., 144A .......................................       Canada            205,200          2,351,725
    b Gammon Gold Inc. ................................................       Canada            510,000          5,293,931
    a Hochschild Mining PLC, 144A .....................................   United Kingdom        480,000          4,669,704
    b Jinshan Gold Mines Inc. .........................................       Canada            197,300            564,252
  a,b Jinshan Gold Mines Inc., 144A ...................................       Canada          1,305,000          3,732,126
    b Mirabela Nickel Ltd. ............................................     Australia           350,000          2,131,660
    a,b Mirabela Nickel Ltd., 144A ....................................       Brazil            131,250            799,372
    b Nautilus Minerals Inc. ..........................................       Canada            176,000            796,017
    b Nautilus Minerals Inc., Reg D ...................................       Canada            474,000          2,143,819
    b Nautilus Minerals Inc., wts., 2/15/09 ...........................       Canada            237,000                 --
    b New Gold Inc. ...................................................       Canada              8,300             54,155
      Newcrest Mining Ltd. ............................................     Australia           202,500          6,111,899
    b Niger Uranium Ltd. ..............................................   Cayman Islands         29,561             61,450
    b Regent Pacific Group Ltd. .......................................     Hong Kong        25,707,985          4,942,344
      Southern Copper Corp. ...........................................   United States          45,000          6,286,500
    b Uranium One Inc. ................................................      Canada             302,500          3,361,111
 a ,b Uranium One Inc., 144A ..........................................      Canada             427,500          4,750,000
      Xstrata PLC .....................................................    Switzerland          110,000          7,881,997
      Zinifex Ltd. ....................................................     Australia           325,000          5,040,850
                                                                                                             --------------
                                                                                                               109,277,255
                                                                                                             --------------
      PROCESS INDUSTRIES 5.9%
      Bunge Ltd. ......................................................   United States          30,000          3,455,700
    b Cosan Ltd. CLA A ................................................       Brazil            430,000          5,461,000
    b CVR Energy Inc. .................................................   United States         150,000          3,420,000
      The Dow Chemical Co. ............................................   United States          60,000          2,702,400
    b Headwaters Inc. .................................................   United States         170,000          2,439,500


62 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
      FRANKLIN NATURAL RESOURCES FUND                                       COUNTRY        SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND WARRANTS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Minerals Technologies Inc. ......................................   United States          40,000      $   2,808,800
    b Petroplus Holdings AG ...........................................    Switzerland           15,000          1,302,771
  a,b Petroplus Holdings AG, 144A .....................................    Switzerland           40,000          3,474,057
  b,e Solutia Inc. ....................................................   United States         137,000            102,750
      Sunoco Inc. .....................................................   United States         143,000         10,524,800
      Valero Energy Corp. .............................................   United States         151,000         10,634,930
                                                                                                             --------------
                                                                                                                46,326,708
                                                                                                             --------------
      PRODUCER MANUFACTURING 0.6%
    b JA Solar Holdings Co. Ltd., ADR .................................       China              16,900            973,440
    b Terex Corp. .....................................................   United States          47,000          3,488,340
                                                                                                             --------------
                                                                                                                 4,461,780
                                                                                                             --------------
      TRANSPORTATION 0.7%
      Aries Maritime Transport Ltd. ...................................      Bermuda            320,000          3,030,400
      Arlington Tankers Ltd. ..........................................      Bermuda            101,000          2,484,600
                                                                                                             --------------
                                                                                                                 5,515,000
                                                                                                             --------------
      TOTAL COMMON STOCKS AND WARRANTS
         (COST $451,615,900) ..........................................                                        739,420,868
                                                                                                             --------------
      PREFERRED STOCKS 2.1%
      ENERGY MINERALS 0.7%
      Petroleo Brasileiro SA, ADR, pfd. ...............................       Brazil             70,000          5,823,300
                                                                                                             --------------
      NON-ENERGY MINERALS 1.4%
      Companhia Vale do Rio Doce, ADR, pfd., A ........................       Brazil            340,000         10,733,800
                                                                                                             --------------
      TOTAL PREFERRED STOCKS (COST $4,683,046) ........................                                         16,557,100
                                                                                                             --------------
      TOTAL LONG TERM INVESTMENTS (COST $456,298,946) .................                                        755,977,968
                                                                                                             --------------
      SHORT TERM INVESTMENT (COST $17,053,296) 2.2%
      MONEY MARKET FUND 2.2%
    f Franklin Institutional Fiduciary Trust Money Market Portfolio,
         4.69% ........................................................   United States      17,053,296         17,053,296
                                                                                                             --------------
      TOTAL INVESTMENTS (COST $473,352,242) 99.1% .....................                                        773,031,264
      OTHER ASSETS, LESS LIABILITIES 0.9% .............................                                          7,254,863
                                                                                                             --------------
      NET ASSETS 100.0% ...............................................                                      $ 780,286,127
                                                                                                             ==============

See Selected Portfolio Abbreviations on page 72.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $28,050,006, representing 3.59% of net assets

b Non-income producing for the twelve months ended October 31, 2007.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the value of this security was $1,724,594, representing 0.22% of net assets.

d See Note 8 regarding restricted securities.

e See Note 9 regarding other considerations.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN TECHNOLOGY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                     YEAR ENDED APRIL 30,
CLASS A                                                (UNAUDITED)          2007        2006         2005        2004        2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $   5.83      $    5.69    $   4.34     $   4.25    $   3.19    $   4.37
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................         (0.03)         (0.05)      (0.06)       (0.05)      (0.05)      (0.05)
   Net realized and unrealized gains (losses) .....          1.06           0.19        1.41         0.14        1.11       (1.13)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................          1.03           0.14        1.35         0.09        1.06       (1.18)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................            -- e           -- e        -- e         -- e        --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $   6.86      $    5.83    $   5.69     $   4.34    $   4.25    $   3.19
                                                     ==============================================================================

Total return c ....................................         17.67%          2.46%      31.11%        2.12%      33.23%     (27.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................          1.61% f        1.83% f     1.74% f      1.73% f     1.72%       2.01%
Net investment income (loss) ......................         (1.01)%        (1.03)%     (1.27)%      (1.02)%     (1.48)%     (1.81)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 37,189      $  30,089    $ 33,681     $ 27,626    $ 28,636    $ 20,018
Portfolio turnover rate ...........................         46.06%        138.70%      96.23%       68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


64 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                     YEAR ENDED APRIL 30,
CLASS B                                                (UNAUDITED)          2007        2006         2005        2004        2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $  5.58        $   5.49     $  4.21      $  4.15     $  3.14    $   4.32
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        (0.05)          (0.08)      (0.09)       (0.08)      (0.17)      (0.15)
   Net realized and unrealized gains (losses) .....         1.02            0.17        1.37         0.14        1.18       (1.03)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................         0.97            0.09        1.28         0.06        1.01       (1.18)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................           -- e            -- e        -- e         -- e        --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $  6.55        $   5.58     $  5.49      $  4.21     $  4.15    $   3.14
                                                     ==============================================================================

Total return c ....................................        17.17%           1.64%      30.40%        1.45%      32.17%     (27.31)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................         2.29% f         2.48% f     2.37% f      2.40% f     2.35%       2.66%
Net investment income (loss) ......................        (1.69)%         (1.68)%     (1.90)%      (1.69)%     (2.11)%     (2.46)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 4,015        $  3,574     $ 4,385      $ 4,221     $ 4,788    $  2,922
Portfolio turnover rate ...........................        46.06%         138.70%      96.23%       68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 65

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                     YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)          2007        2006         2005        2004        2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $   5.56        $  5.47     $  4.20      $  4.14    $   3.13    $   4.30
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................         (0.05)         (0.09)      (0.09)       (0.08)      (0.14)      (0.12)
   Net realized and unrealized gains (losses) .....          1.02           0.18        1.36         0.14        1.15       (1.05)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................          0.97           0.09        1.27         0.06        1.01       (1.17)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................            -- e           -- e        -- e         -- e        --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $   6.53        $  5.56     $  5.47      $  4.20    $   4.14    $   3.13
                                                     ==============================================================================

Total return c ....................................         17.24%          1.65%      30.24%        1.45%      32.27%     (27.21)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................          2.29% f        2.48% f     2.38% f      2.42% f     2.37%       2.66%
Net investment income (loss) ......................         (1.69)%        (1.68)%     (1.91)%      (1.71)%     (2.13)%     (2.46)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 11,611        $ 8,819     $ 9,621      $ 8,502    $ 10,949    $  8,545
Portfolio turnover rate ...........................         46.06%        138.70%      96.23%       68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                     YEAR ENDED APRIL 30,
CLASS R                                                (UNAUDITED)          2007        2006         2005        2004        2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $  5.79        $   5.66     $  4.32      $  4.24     $  3.19    $   4.36
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        (0.04)          (0.06)      (0.07)       (0.05)      (0.06)      (0.06)
   Net realized and unrealized gains (losses) .....         1.06            0.19        1.41         0.13        1.11       (1.11)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................         1.02            0.13        1.34         0.08        1.05       (1.17)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................           -- e            -- e        -- e         -- e        --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $  6.81        $   5.79     $  5.66      $  4.32     $  4.24    $   3.19
                                                     ==============================================================================

Total return c ....................................        17.62%           2.30%      31.02%        1.89%      33.33%     (27.06)%

RATIOS TO AVERAGE NET ASSET d
Expenses ..........................................         1.79% f         1.98% f     1.89% f      1.92% f     1.87%       2.17%
Net investment income (loss) ......................        (1.19)%         (1.18)%     (1.42)%      (1.21)%     (1.63)%     (1.97)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 8,146         $ 6,280     $ 3,797      $ 2,701     $ 1,582    $    380
Portfolio turnover rate ...........................        46.06%         138.70%      96.23%       68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 67

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2007                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                          (UNAUDITED)         2007         2006        2005          2004       2003
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $  5.97        $  5.80      $  4.41     $  4.31      $   3.22   $   4.39
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        (0.02)         (0.04)       (0.05)      (0.03)        (0.05)     (0.01)
   Net realized and unrealized gains (losses) .....         1.09           0.21         1.44        0.13          1.14      (1.16)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................         1.07           0.17         1.39        0.10          1.09      (1.17)
                                                     ------------------------------------------------------------------------------
Redemption fees ...................................           -- e           -- e         -- e        -- e          --         --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................      $  7.04        $  5.97      $  5.80     $  4.41      $   4.31   $   3.22
                                                     ==============================================================================

Total return c ....................................        17.92%          2.93%       31.52%       2.32%        33.85%    (26.65)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................         1.29% f        1.48% f     1.39% f      1.42% f       1.37%      1.67%
Net investment income (loss) ......................        (0.69)%        (0.68)%      (0.92)%     (0.71)%       (1.13)%    (1.47)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $ 3,441        $ 2,719      $ 3,111     $ 2,374      $  2,444   $ 10,438
Portfolio turnover rate ...........................        46.06%        138.70%       96.23%      68.39%       141.34%    182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TECHNOLOGY FUND                                         COUNTRY                  SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 98.5%
      AEROSPACE & DEFENSE 1.1%
    a Aerovironment Inc. .....................................      United States                 20,125       $           517,816
    a Force Protection Inc. ..................................      United States                 12,400                   221,960
                                                                                                               --------------------
                                                                                                                           739,776
                                                                                                               --------------------

      BIOTECHNOLOGY 2.7%
    a Genentech Inc. .........................................      United States                 13,900                 1,030,407
    a Gilead Sciences Inc. ...................................      United States                 15,700                   725,183
                                                                                                               --------------------
                                                                                                                         1,755,590
                                                                                                               --------------------

      CABLE/SATELLITE TELEVISION 0.7%
    a The DIRECTV Group Inc. .................................      United States                 18,200                   481,936
                                                                                                               --------------------

      COMPUTER COMMUNICATIONS 8.1%
    a Brocade Communications Systems Inc. ....................      United States                 67,200                   639,072
    a Cisco Systems Inc. .....................................      United States                 58,900                 1,947,234
    a F5 Networks Inc. .......................................      United States                 32,200                 1,160,166
    a Ixia ...................................................      United States                118,900                 1,243,694
    a Riverbed Technology Inc. ...............................      United States                  6,600                   223,014
                                                                                                               --------------------
                                                                                                                         5,213,180
                                                                                                               --------------------

      COMPUTER PERIPHERALS 3.8%
    a EMC Corp. ..............................................      United States                 25,000                   634,750
    a Network Appliance Inc. .................................      United States                 36,000                 1,133,640
    a Synaptics Inc. .........................................      United States                 12,800                   695,680
                                                                                                               --------------------
                                                                                                                         2,464,070
                                                                                                               --------------------

      COMPUTER PROCESSING HARDWARE 5.2%
    a Apple Inc. .............................................      United States                  8,100                 1,538,595
    a Compellent Technologies Inc. ...........................      United States                 11,600                   186,760
      Hewlett-Packard Co. ....................................      United States                 21,200                 1,095,616
    a VeriFone Holdings Inc. .................................      United States                 10,100                   499,243
                                                                                                               --------------------
                                                                                                                         3,320,214
                                                                                                               --------------------

      DATA PROCESSING SERVICES 4.8%
      Global Payments Inc. ...................................      United States                 23,100                 1,098,636
    a NeuStar Inc., A ........................................      United States                 21,100                   721,620
      Paychex Inc. ...........................................      United States                 30,300                 1,265,934
                                                                                                               --------------------
                                                                                                                         3,086,190
                                                                                                               --------------------

      ELECTRICAL PRODUCTS 2.1%
    a SunPower Corp., A ......................................      United States                 10,900                 1,378,414
                                                                                                               --------------------

      ELECTRONIC COMPONENTS 0.2%
    a SanDisk Corp. ..........................................      United States                  3,600                   159,840
                                                                                                               --------------------

      ELECTRONIC EQUIPMENT/INSTRUMENTS 2.6%
    a Agilent Technologies Inc. ..............................      United States                 46,300                 1,706,155
                                                                                                               --------------------

      ELECTRONIC PRODUCTION EQUIPMENT 1.6%
    a FormFactor Inc. ........................................      United States                 25,800                 1,009,038
                                                                                                               --------------------


                                                          Semiannual Report | 69

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TECHNOLOGY FUND                                         COUNTRY                  SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY SERVICES 2.8%
    a Citrix Systems Inc. ....................................      United States                  7,400       $           318,126
    a Cognizant Technology Solutions Corp., A ................      United States                 35,100                 1,455,246
                                                                                                               --------------------
                                                                                                                         1,773,372
                                                                                                               --------------------

      INTERNET RETAIL 1.3%
    a Amazon.com Inc. ........................................      United States                  9,300                   829,095
                                                                                                               --------------------

      INTERNET SOFTWARE/SERVICES 10.8%
    a Akamai Technologies Inc. ...............................      United States                 17,500                   685,825
    a Equinix Inc. ...........................................      United States                  8,100                   944,946
    a Google Inc., A .........................................      United States                  3,300                 2,333,100
    a Internap Network Services Corp. ........................      United States                 59,100                   984,606
    a Omniture Inc. ..........................................      United States                 13,200                   450,912
    a VeriSign Inc. ..........................................      United States                 36,000                 1,227,240
    a Yahoo! Inc. ............................................      United States                 10,980                   341,478
                                                                                                               --------------------
                                                                                                                         6,968,107
                                                                                                               --------------------

      MEDICAL SPECIALTIES 1.6%
    a Thermo Fisher Scientific Inc. ..........................      United States                 18,000                 1,058,580
                                                                                                               --------------------

      MISCELLANEOUS COMMERCIAL SERVICES 0.1%
a,b,c Alibaba.com Ltd., 144A .................................          China                     50,300                    87,616
                                                                                                               --------------------

      OTHER CONSUMER SERVICES 1.1%
    a eBay Inc. ..............................................      United States                 19,100                   689,510
                                                                                                               --------------------

      OTHER PHARMACEUTICALS 0.6%
    a Helicos Biosciences Corp. ..............................      United States                 28,700                   405,818
                                                                                                               --------------------

      PACKAGED SOFTWARE 8.9%
    a Adobe Systems Inc. .....................................      United States                 22,800                 1,092,120
    a Autodesk Inc. ..........................................      United States                 15,500                   757,950
    a Bottomline Technologies Inc. ...........................      United States                 42,700                   685,762
      Microsoft Corp. ........................................      United States                 30,200                 1,111,662
    a Oracle Corp. ...........................................      United States                 48,300                 1,070,811
    a Salesforce.com Inc. ....................................      United States                 17,400                   980,838
                                                                                                               --------------------
                                                                                                                         5,699,143
                                                                                                               --------------------

      RECREATIONAL PRODUCTS 1.8%
    a Activision Inc. ........................................      United States                 48,066                 1,136,761
                                                                                                               --------------------

      SEMICONDUCTORS 15.6%
    a Hittite Microwave Corp. ................................      United States                 15,100                   758,775
      Maxim Integrated Products Inc. .........................      United States                 46,600                 1,262,860
      Microchip Technology Inc. ..............................      United States                 58,000                 1,923,860
    a Microsemi Corp. ........................................      United States                 83,600                 2,224,596
    a Netlogic Microsystems Inc. .............................      United States                 35,800                 1,188,560
    a NVIDIA Corp. ...........................................      United States                  7,850                   277,733
    a Power Integrations Inc. ................................      United States                 39,800                 1,294,694
    a Silicon Laboratories Inc. ..............................      United States                  7,100                   310,270
      Texas Instruments Inc. .................................      United States                 23,800                   775,880
                                                                                                               --------------------
                                                                                                                        10,017,228
                                                                                                               --------------------


70 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TECHNOLOGY FUND                                          COUNTRY                 SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      SPECIALTY TELECOMMUNICATIONS 5.1%
    a American Tower Corp., A ................................      United States                 45,100       $         1,992,518
    a Crown Castle International Corp. .......................      United States                 23,500                   965,145
    a Starent Networks Corp. .................................      United States                 12,900                   319,662
                                                                                                               --------------------
                                                                                                                         3,277,325
                                                                                                               --------------------

      TELECOMMUNICATIONS EQUIPMENT 13.3%
    a Comverse Technology Inc. ...............................      United States                 51,000                   980,220
      Corning Inc. ...........................................      United States                 53,000                 1,286,310
      Garmin Ltd. ............................................     Cayman Islands                  5,200                   558,480
      Harris Corp. ...........................................      United States                 23,500                 1,423,160
      QUALCOMM Inc. ..........................................      United States                 35,600                 1,521,188
    a Research In Motion Ltd. ................................         Canada                     14,700                 1,830,297
    a ViaSat Inc. ............................................      United States                 30,800                   939,400
                                                                                                               --------------------
                                                                                                                         8,539,055
                                                                                                               --------------------

      WIRELESS COMMUNICATIONS 2.6%
    a Leap Wireless International Inc. .......................      United States                  8,200                   584,742
    a NII Holdings Inc. ......................................      United States                 19,100                 1,107,800
                                                                                                               --------------------
                                                                                                                         1,692,542
                                                                                                               --------------------
      TOTAL COMMON STOCKS (COST $47,216,935) .................                                                          63,488,555
                                                                                                               --------------------
      SHORT TERM INVESTMENT (COST $1,643,884) 2.6%
      MONEY MARKET FUND 2.6%
    d Franklin Institutional Fiduciary Trust Money Market
         Portfolio, 4.69% ....................................      United States              1,643,884                 1,643,884
                                                                                                               --------------------
      TOTAL INVESTMENTS (COST $48,860,819) 101.1% ............                                                          65,132,439
      OTHER ASSETS, LESS LIABILITIES (1.1)% ..................                                                            (730,709)
                                                                                                               --------------------
      NET ASSETS 100.0% ......................................                                                 $        64,401,730
                                                                                                               ====================

See Selected Portfolio Abbreviations on page 72.

a Non-income producing for the twelve months ended October 31, 2007.

b A portion or all of the securities purchased on when-issued or delayed delivery basis. See Note 1(c).

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the value of this security was $87,616, representing 0.14% of net assets.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 71

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
PIPES - Private Investment in Public Equity Security


72 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007 (unaudited)

                                                       ---------------------------------------------------
                                                          FRANKLIN       FRANKLIN GLOBAL       FRANKLIN
                                                       BIOTECHNOLOGY     COMMUNICATIONS     GLOBAL HEALTH
                                                       DISCOVERY FUND         FUND            CARE FUND
                                                       ---------------------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................   $  284,929,128    $    74,209,032    $ 102,653,001
      Cost - Sweep Money Fund (Note 7) .............       14,311,262          4,940,266        9,687,788
      Cost - Money Market Fund .....................        3,136,000                 --               --
                                                       ---------------------------------------------------
      Total cost of investments ....................   $  302,376,390    $    79,149,298    $ 112,340,789
                                                       ===================================================
      Value - Unaffiliated issuers .................   $  405,881,169    $   125,724,654    $ 147,520,669
      Value - Sweep Money Fund (Note 7) ............       14,311,262          4,940,266        9,687,788
      Value - Money Market Fund ....................        3,136,000                 --               --
                                                       ---------------------------------------------------
      Total value of investments a .................      423,328,431        130,664,920      157,208,457
   Foreign currency, at value (cost $3,414,380) ....               --          3,583,679               --

   Receivables:
      Investment securities sold ...................        4,366,368          2,381,691           43,919
      Capital shares sold ..........................          300,366            900,667          182,987
      Dividends ....................................           23,556             18,714          146,087
                                                       ---------------------------------------------------
         Total assets ..............................      428,018,721        137,549,671      157,581,450
                                                       ---------------------------------------------------

Liabilities:
   Payables:
      Investment securities purchased ..............        2,109,793          3,568,362        1,681,007
      Capital shares redeemed ......................        1,070,501            314,755          215,708
      Affiliates ...................................          384,098            118,617          154,325
      Unaffiliated transfer agent fees .............          417,984             62,553          113,901
   Funds advanced by custodian .....................               --          1,916,679               --
   Payable upon return of securities loaned ........        3,136,000                 --               --
   Deferred tax ....................................               --             93,978               --
   Accrued expenses and other liabilities ..........          149,813             51,813           38,832
                                                       ---------------------------------------------------
         Total liabilities .........................        7,268,189          6,126,757        2,203,773
                                                       ---------------------------------------------------
            Net assets, at value ...................   $  420,750,532    $   131,422,914    $ 155,377,677
                                                       ===================================================
   Net assets consist of:
      Paid-in capital ..............................   $  596,135,495    $   187,528,855    $ 119,026,004
      Undistributed net investment income (loss) ...       (4,341,320)          (244,094)        (421,922)
      Net unrealized appreciation (depreciation) ...      120,953,483         51,565,727       44,845,762
      Accumulated net realized gain (loss) .........     (291,997,126)      (107,427,574)      (8,072,167)
                                                       ---------------------------------------------------
            Net assets, at value ...................   $  420,750,532    $   131,422,914    $ 155,377,677
                                                       ===================================================

a The Franklin Biotechnology Discovery Fund includes $3,093,003 of securities loaned.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

                                                       ---------------------------------------------------
                                                          FRANKLIN       FRANKLIN GLOBAL       FRANKLIN
                                                       BIOTECHNOLOGY     COMMUNICATIONS     GLOBAL HEALTH
                                                       DISCOVERY FUND         FUND            CARE FUND
                                                       ---------------------------------------------------
CLASS A:
   Net assets, at value ............................   $  420,750,532    $   102,737,029    $ 114,904,201
                                                       ===================================================
   Shares outstanding ..............................        6,392,194          6,156,713        4,118,184
                                                       ===================================================
   Net asset value per share a .....................   $        65.82    $         16.69    $       27.90
                                                       ===================================================
   Maximum offering price per share (net asset
      value per share / 94.25%) ....................   $        69.84    $         17.71    $       29.60
                                                       ===================================================
CLASS B:
   Net assets, at value ............................               --    $     4,483,977    $  10,908,902
                                                       ===================================================
   Shares outstanding ..............................               --            284,477          415,090
                                                       ===================================================
   Net asset value and maximum offering price
      per share a ..................................               --    $         15.76    $       26.28
                                                       ===================================================
CLASS C:
   Net assets, at value ............................               --    $    24,201,908    $  29,564,574
                                                       ===================================================
   Shares outstanding ..............................               --          1,534,038        1,136,109
                                                       ===================================================
   Net asset value and maximum offering price
      per share a ..................................               --    $         15.78    $       26.02
                                                       ===================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

                                                                         ---------------------------------
                                                                                              FRANKLIN
                                                                         FRANKLIN NATURAL    TECHNOLOGY
                                                                          RESOURCES FUND        FUND
                                                                         ---------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................    $    456,298,946   $  47,216,935
      Cost - Sweep Money Fund (Note 7) ..............................          17,053,296       1,643,884
                                                                         ---------------------------------
      Total cost of investments .....................................    $    473,352,242   $  48,860,819
                                                                         =================================
      Value - Unaffiliated issuers ..................................    $    755,977,968   $  63,488,555
      Value - Sweep Money Fund (Note 7) .............................          17,053,296       1,643,884
                                                                         ---------------------------------
      Total value of investments ....................................         773,031,264      65,132,439
   Foreign currency, at value (cost $8,366,630 and
      $892,367, respectively) .......................................           8,559,379         893,365
   Receivables:
      Investment securities sold ....................................                  --         230,354
      Capital shares sold ...........................................           4,029,469         267,709
      Dividends .....................................................             691,916          12,295
   Other assets .....................................................                  --          50,037
                                                                         ---------------------------------
         Total assets ...............................................         786,312,028      66,586,199
                                                                         ---------------------------------
Liabilities:
   Payables:
      Investment securities purchased ...............................           2,342,210       1,863,450
      Capital shares redeemed .......................................           2,891,628         158,855
      Affiliates ....................................................             567,761          74,086
      Unaffiliated transfer agent fees ..............................             189,928          46,318
   Accrued expenses and other liabilities ...........................              34,374          41,760
                                                                         ---------------------------------
         Total liabilities ..........................................           6,025,901       2,184,469
                                                                         ---------------------------------
            Net assets, at value ....................................    $    780,286,127   $  64,401,730
                                                                         =================================
   Net assets consist of:
      Paid-in capital ...............................................    $    435,111,673   $  92,328,723
      Undistributed net investment income (loss) ....................            (531,331)       (321,112)
      Net unrealized appreciation (depreciation) ....................         299,876,494      16,272,618
      Accumulated net realized gain (loss) ..........................          45,829,291     (43,878,499)
                                                                         ---------------------------------
            Net assets, at value ....................................    $    780,286,127   $  64,401,730
                                                                         =================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

                                                                         ---------------------------------
                                                                                              FRANKLIN
                                                                         FRANKLIN NATURAL    TECHNOLOGY
                                                                          RESOURCES FUND        FUND
                                                                         ---------------------------------
CLASS A:
   Net assets, at value .............................................    $    660,407,963   $  37,188,597
                                                                         =================================
   Shares outstanding ...............................................          14,025,074       5,417,398
                                                                         =================================
   Net asset value per share a ......................................    $          47.09   $        6.86
                                                                         =================================
   Maximum offering price per share (net asset value
      per share / 94.25%) ...........................................    $          49.96   $        7.28
                                                                         =================================
CLASS B:
   Net assets, at value .............................................                  --   $   4,015,319
                                                                         =================================
   Shares outstanding ...............................................                  --         612,870
                                                                         =================================
   Net asset value and maximum offering price per share a ...........                  --   $        6.55
                                                                         =================================
CLASS C:
   Net assets, at value .............................................    $     59,367,891   $  11,610,755
                                                                         =================================
   Shares outstanding ...............................................           1,273,423       1,779,042
                                                                         =================================
   Net asset value and maximum offering price per share a ...........    $          46.62   $        6.53
                                                                         =================================
CLASS R:
   Net assets, at value .............................................                  --   $   8,145,699
                                                                         =================================
   Shares outstanding ...............................................                  --       1,196,674
                                                                         =================================
   Net asset value and maximum offering price per share a ...........                  --   $        6.81
                                                                         =================================
ADVISOR CLASS:
   Net assets, at value .............................................    $     60,510,273   $   3,441,360
                                                                         =================================
   Shares outstanding ...............................................           1,222,470         488,848
                                                                         =================================
   Net asset value and maximum offering price per share a ...........    $          49.50   $        7.04
                                                                         =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2007 (unaudited)

                                                                                 ---------------------------------------------------
                                                                                    FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL
                                                                                  BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE
                                                                                 DISCOVERY FUND         FUND              FUND
                                                                                 ---------------------------------------------------
Investment income:
   Dividends: (net of foreign taxes)
     Unaffiliated issuers .....................................................  $       24,347   $       446,476   $       449,116
     Sweep Money Fund (Note 7) ................................................         448,802            49,879           187,771
   Interest ...................................................................              --             9,350                --
   Income from securities loaned - net ........................................          29,981                --                --
                                                                                 ---------------------------------------------------
       Total investment income ................................................         503,130           505,705           636,887
                                                                                 ---------------------------------------------------
Expenses:
   Management fees (Note 3a) ..................................................       1,043,483           323,496           418,960
   Administrative fees (Note 3b) ..............................................         299,992                --                --
   Distribution fees: (Note 3c)
     Class A ..................................................................         528,902           107,004           136,356
     Class B ..................................................................              --            19,850            54,597
     Class C ..................................................................              --            83,746           139,599
   Transfer agent fees (Note 3e) ..............................................         702,824           139,962           224,668
   Custodian fees (Note 4) ....................................................           4,714            18,945             4,152
   Reports to shareholders ....................................................         100,037            19,190            18,929
   Registration and filing fees ...............................................          12,024            19,143            19,447
   Professional fees ..........................................................          13,974            15,185            17,305
   Trustees' fees and expenses ................................................          23,453               601               848
   Other ......................................................................           7,006             2,677             4,265
                                                                                 ---------------------------------------------------
       Total expenses .........................................................       2,736,409           749,799         1,039,126
       Expense reductions (Note 4) ............................................             (16)               --              (336)
                                                                                 ---------------------------------------------------
         Net expenses .........................................................       2,736,393           749,799         1,038,790
                                                                                 ---------------------------------------------------
           Net investment income (loss) .......................................      (2,233,263)         (244,094)         (401,903)
                                                                                 ---------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ..............................................................      43,364,970         5,913,569         5,433,987
     Foreign currency transactions ............................................          (9,754)          (18,118)           (9,907)
                                                                                 ---------------------------------------------------
           Net realized gain (loss) ...........................................      43,355,216         5,895,451         5,424,080
                                                                                 ---------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ..............................................................     (34,236,741)       17,975,668         5,925,788
     Translation of assets and liabilities denominated in foreign currencies ..             733            56,479           (26,689)
   Change in deferred taxes on unrealized appreciation ........................              --            35,634                --
                                                                                 ---------------------------------------------------
           Net change in unrealized appreciation (depreciation) ...............     (34,236,008)       18,067,781         5,899,099
                                                                                 ---------------------------------------------------
Net realized and unrealized gain (loss) .......................................       9,119,208        23,963,232        11,323,179
                                                                                 ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...............  $    6,885,945   $    23,719,138   $    10,921,276
                                                                                 ===================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 77

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2007 (unaudited)

                                                                                                 --------------------------------
                                                                                                                      FRANKLIN
                                                                                                 FRANKLIN NATURAL    TECHNOLOGY
                                                                                                  RESOURCES FUND        FUND
                                                                                                 --------------------------------
Investment income:
   Dividends: (net of foreign taxes)
     Unaffiliated issuers ....................................................................   $      3,218,164   $     71,028
     Sweep Money Fund (Note 7) ...............................................................            522,521         94,292
   Interest ..................................................................................             92,799             --
                                                                                                 --------------------------------
       Total investment income ...............................................................          3,833,484        165,320
                                                                                                 --------------------------------
Expenses:
   Management fees (Note 3a) .................................................................          1,559,290        143,082
   Administrative fees (Note 3b) .............................................................                 --         54,426
   Distribution fees: (Note 3c)
     Class A .................................................................................            855,814         50,857
     Class B .................................................................................                 --         18,314
     Class C .................................................................................            220,945         46,978
     Class R .................................................................................                 --         17,909
   Transfer agent fees (Note 3e) .............................................................            482,551        104,067
   Custodian fees (Note 4) ...................................................................             13,878          1,441
   Reports to shareholders ...................................................................             64,328          9,753
   Registration and filing fees ..............................................................             52,412         25,496
   Professional fees .........................................................................             15,053         10,840
   Trustees' fees and expenses ...............................................................              3,219            315
   Other .....................................................................................              9,164          3,221
                                                                                                 --------------------------------
       Total expenses ........................................................................          3,276,654        486,699
       Expense reductions (Note 4) ...........................................................               (224)          (267)
                                                                                                 --------------------------------
         Net expenses ........................................................................          3,276,430        486,432
                                                                                                 --------------------------------
           Net investment income (loss) ......................................................            557,054       (321,112)
                                                                                                 --------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments .............................................................................         23,052,746      3,179,745
     Foreign currency transactions ...........................................................          1,063,735         15,033
                                                                                                 --------------------------------
           Net realized gain (loss) ..........................................................         24,116,481      3,194,778
                                                                                                 --------------------------------
Net change in unrealized appreciation (depreciation) on:
     Investments .............................................................................        119,426,605      6,236,000
     Translation of assets and liabilities denominated in foreign currencies .................             30,709          1,126
Change in deferred taxes on unrealized appreciation ..........................................                 --          9,227
                                                                                                 --------------------------------
           Net change in unrealized appreciation (depreciation) ..............................        119,457,314      6,246,353
                                                                                                 --------------------------------
Net realized and unrealized gain (loss) ......................................................        143,573,795      9,441,131
                                                                                                 --------------------------------
Net increase (decrease) in net assets resulting from operations ..............................   $    144,130,849   $  9,120,019
                                                                                                 ================================


78 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ----------------------------------------------------------------------
                                                                    FRANKLIN BIOTECHNOLOGY                 FRANKLIN GLOBAL
                                                                        DISCOVERY FUND                   COMMUNICATIONS FUND
                                                              ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              OCTOBER 31, 2007     YEAR ENDED     OCTOBER 31, 2007     YEAR ENDED
                                                                 (UNAUDITED)     APRIL 30, 2007      (UNAUDITED)     APRIL 30, 2007
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .........................   $     (2,233,263)  $   (4,592,009)  $       (244,094)  $     (900,635)
     Net realized gain (loss) from investments and
       foreign currency transactions ......................         43,355,216       54,608,556          5,895,451        4,387,626
     Net change in unrealized appreciation
       (depreciation) on investments, translation of
       assets and liabilities denominated in foreign
       currencies, and deferred taxes .....................        (34,236,008)       7,936,152         18,067,781        9,233,362
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations ......................          6,885,945       57,952,699         23,719,138       12,720,353
                                                              ----------------------------------------------------------------------
   Capital share transactions: (Note 2)
     Class A ..............................................        (43,526,256)    (111,263,337)         9,626,856       (6,194,219)
     Class B ..............................................                 --               --            (29,179)        (367,372)
     Class C ..............................................                 --               --          6,861,471        1,525,299
                                                              ----------------------------------------------------------------------
   Total capital share transactions .......................        (43,526,256)    (111,263,337)        16,459,148       (5,036,292)
                                                              ----------------------------------------------------------------------
   Redemption fees ........................................                410            1,045              9,833              463
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets ............        (36,639,901)     (53,309,593)        40,188,119        7,684,524
Net assets:
   Beginning of period ....................................        457,390,433      510,700,026         91,234,795       83,550,271
                                                              ----------------------------------------------------------------------
   End of period ..........................................   $    420,750,532   $  457,390,433   $    131,422,914   $   91,234,795
                                                              ======================================================================
Undistributed net investment income (loss) included
   in net assets:
   End of period ..........................................   $     (4,341,320)  $   (2,108,057)  $       (244,094)  $           --
                                                              ======================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 79

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              ----------------------------------------------------------------------
                                                                           FRANKLIN                            FRANKLIN
                                                                   GLOBAL HEALTH CARE FUND              NATURAL RESOURCES FUND
                                                              ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              OCTOBER 31, 2007     YEAR ENDED     OCTOBER 31, 2007     YEAR ENDED
                                                                 (UNAUDITED)     APRIL 30, 2007      (UNAUDITED)     APRIL 30, 2007
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .........................   $       (401,903)  $     (288,510)  $        557,054   $    1,203,210
     Net realized gain (loss) from investments and
       foreign currency transactions ......................          5,424,080        5,185,955         24,116,481       36,347,295
     Net change in unrealized appreciation
       (depreciation) on investments and translation of
       assets and liabilities denominated in foreign
       currencies .........................................          5,899,099       10,403,584        119,457,314       17,707,705
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations ......................         10,921,276       15,301,029        144,130,849       55,258,210
                                                              ----------------------------------------------------------------------
   Distributions to shareholders from:
   Net investment income:
     Class A ..............................................                 --         (553,705)                --       (2,856,076)
     Class C ..............................................                 --               --                 --          (52,187)
     Advisor Class ........................................                 --               --                 --         (405,605)
   Net realized gains:
     Class A ..............................................                 --               --                 --      (25,584,138)
     Class C ..............................................                 --               --                 --       (1,602,283)
     Advisor Class ........................................                 --               --                 --       (2,601,097)
                                                              ----------------------------------------------------------------------
   Total distributions to shareholders ....................                 --         (553,705)                --      (33,101,386)
                                                              ----------------------------------------------------------------------
   Capital share transactions: (Note 2)
     Class A ..............................................         (2,033,694)      (8,520,514)        62,235,884       18,193,042
     Class B ..............................................         (1,210,165)      (4,005,527)                --               --
     Class C ..............................................             16,906       (4,147,133)        15,915,554       13,197,324
     Advisor Class ........................................                 --               --         (3,737,583)       5,349,382
                                                              ----------------------------------------------------------------------
   Total capital share transactions .......................         (3,226,953)     (16,673,174)        74,413,855       36,739,748
                                                              ----------------------------------------------------------------------
   Redemption fees ........................................                 31            1,010              3,973            6,226
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets ............          7,694,354       (1,924,840)       218,548,677       58,902,798
Net assets:
   Beginning of period ....................................        147,683,323      149,608,163        561,737,450      502,834,652
                                                              ----------------------------------------------------------------------
   End of period ..........................................   $    155,377,677   $  147,683,323   $    780,286,127   $  561,737,450
                                                              ======================================================================
Undistributed net investment income (loss) included
   in net assets:
   End of period ..........................................   $       (421,922)  $      (20,019)  $       (531,331)  $   (1,088,385)
                                                              ======================================================================


80 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                  ----------------------------------
                                                                                                       FRANKLIN TECHNOLOGY FUND
                                                                                                  ----------------------------------
                                                                                                  SIX MONTHS ENDED
                                                                                                  OCTOBER 31, 2007     YEAR ENDED
                                                                                                     (UNAUDITED)     APRIL 30, 2007
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .............................................................   $       (321,112)  $     (584,760)
     Net realized gain (loss) from investments and foreign currency transactions ..............          3,194,778        4,580,221
     Net change in unrealized appreciation (depreciation) on investments, translation of assets
       and liabilities denominated in foreign currencies, and deferred taxes ..................          6,246,353       (3,214,047)
                                                                                                  ----------------------------------
         Net increase (decrease) in net assets resulting from operations ......................          9,120,019          781,414
                                                                                                  ----------------------------------
   Capital share transactions: (Note 2)
     Class A ..................................................................................          1,805,842       (4,043,306)
     Class B ..................................................................................           (150,258)        (805,152)
     Class C ..................................................................................          1,239,262         (916,576)
     Class R ..................................................................................            682,770        2,319,494
     Advisor Class ............................................................................            221,113         (449,503)
                                                                                                  ----------------------------------
   Total capital share transactions ...........................................................          3,798,729       (3,895,043)
                                                                                                  ----------------------------------
   Redemption fees ............................................................................              2,090              403
                                                                                                  ----------------------------------
         Net increase (decrease) in net assets ................................................         12,920,838       (3,113,226)
Net assets:
   Beginning of period ........................................................................         51,480,892       54,594,118
                                                                                                  ----------------------------------
   End of period ..............................................................................   $     64,401,730   $   51,480,892
                                                                                                  ==================================
Undistributed net investment income (loss) included in net assets:
   End of period ..............................................................................   $       (321,112)  $          --
                                                                                                  ==================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 81

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds. All funds included in this report (Funds) are diversified, except the Franklin Biotechnology Discovery Fund and the Franklin Global Health Care Fund, which are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------
                                                            CLASS A, CLASS C   CLASS A, CLASS B, CLASS C,
CLASS A                  CLASS A, CLASS B & CLASS C         & ADVISOR CLASS    CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Franklin Biotechnology   Franklin Global                    Franklin Natural   Franklin Technology Fund
   Discovery Fund           Communications Fund                Resources Fund
                         Franklin Global Health Care Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by


82 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 83

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

F. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

The Funds may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses


84 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 85

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:


                                             -----------------------------------------------------------
                                                FRANKLIN BIOTECHNOLOGY            FRANKLIN GLOBAL
                                                    DISCOVERY FUND              COMMUNICATIONS FUND
                                             -----------------------------------------------------------
                                               SHARES          AMOUNT         SHARES          AMOUNT
                                             -----------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2007
   Shares sold ...........................      281,953    $  17,718,672     1,377,238    $  20,697,512
   Shares redeemed .......................     (978,161)     (61,244,928)     (763,047)     (11,070,656)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............     (696,208)   $ (43,526,256)      614,191    $   9,626,856
                                             ===========================================================
Year ended April 30, 2007
   Shares sold ...........................      684,637    $  38,520,776     1,278,780    $  15,066,774
   Shares redeemed .......................   (2,644,531)    (149,784,113)   (1,823,629)     (21,260,993)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............   (1,959,894)   $(111,263,337)     (544,849)   $  (6,194,219)
                                             ===========================================================
CLASS B SHARES:
Six months ended October 31, 2007
   Shares sold .........................................................        45,182    $     655,179
   Shares redeemed .....................................................       (47,822)        (684,358)
                                                                            ----------------------------
   Net increase (decrease) .............................................        (2,640)   $     (29,179)
                                                                            ============================
Year ended April 30, 2007
   Shares sold .........................................................        35,712    $     400,915
   Shares redeemed .....................................................       (69,970)        (768,287)
                                                                            ----------------------------
   Net increase (decrease) .............................................       (34,258)   $    (367,372)
                                                                            ============================
CLASS C SHARES:
Six months ended October 31, 2007
   Shares sold .........................................................       606,237    $   8,832,383
   Shares redeemed .....................................................      (143,022)      (1,970,912)
                                                                            ----------------------------
   Net increase (decrease) .............................................       463,215    $   6,861,471
                                                                            ============================
Year ended April 30, 2007
   Shares sold .........................................................       436,500    $   4,953,095
   Shares redeemed .....................................................      (304,673)      (3,427,796)
                                                                            ----------------------------
   Net increase (decrease) .............................................       131,827    $   1,525,299
                                                                            ============================

                                             -----------------------------------------------------------
                                                   FRANKLIN GLOBAL                FRANKLIN NATURAL
                                                   HEALTH CARE FUND                RESOURCES FUND
                                             -----------------------------------------------------------
                                               SHARES          AMOUNT         SHARES          AMOUNT
                                             -----------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2007
   Shares sold ...........................      350,233    $   9,221,621     2,962,838    $ 124,731,665
   Shares issued in reinvestment
      of distributions ...................           --               --            30            1,024
   Shares redeemed .......................     (428,637)     (11,255,315)   (1,515,503)     (62,496,805)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............      (78,404)   $  (2,033,694)    1,447,365    $  62,235,884
                                             ===========================================================
Year ended April 30, 2007
   Shares sold ...........................      693,613    $  16,493,153     4,464,059    $ 154,409,349
   Shares issued in reinvestment
      of distributions ...................       20,121          487,548       741,546       25,583,342
   Shares redeemed .......................   (1,077,555)     (25,501,215)   (4,892,244)    (161,799,649)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............     (363,821)   $  (8,520,514)      313,361    $  18,193,042
                                             ===========================================================


86 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             -----------------------------------------------------------
                                                   FRANKLIN GLOBAL                FRANKLIN NATURAL
                                                   HEALTH CARE FUND                RESOURCES FUND
                                             -----------------------------------------------------------
                                               SHARES          AMOUNT         SHARES          AMOUNT
                                             -----------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2007
   Shares sold ...........................        8,017    $     201,326
   Shares redeemed .......................      (56,861)      (1,411,491)
                                             ----------------------------
   Net increase (decrease) ...............      (48,844)   $  (1,210,165)
                                             ============================
Year ended April 30, 2007
   Shares sold ...........................       19,662    $     437,596
   Shares redeemed .......................     (200,223)      (4,443,123)
                                             ----------------------------
   Net increase (decrease) ...............     (180,561)   $  (4,005,527)
                                             ============================
CLASS C SHARES:
Six months ended October 31, 2007
   Shares sold ...........................      113,829    $   2,806,520       522,703    $  21,938,139
   Shares redeemed .......................     (113,686)      (2,789,614)     (146,549)      (6,022,585)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............          143    $      16,906       376,154    $  15,915,554
                                             ===========================================================
Year ended April 30, 2007
   Shares sold ...........................      204,428    $   4,589,298       669,819    $  22,697,002
   Shares issued in reinvestment
      of distributions ...................           --               --        44,060        1,513,899
   Shares redeemed .......................     (398,354)      (8,736,431)     (333,141)     (11,013,577)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............     (193,926)   $  (4,147,133)      380,738    $  13,197,324
                                             ===========================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2007
   Shares sold .........................................................       115,726    $   5,072,028
   Shares redeemed .....................................................      (205,230)      (8,809,611)
                                                                            ----------------------------
   Net increase (decrease) .............................................       (89,504)   $  (3,737,583)
                                                                            ============================
Year ended April 30, 2007
   Shares sold .........................................................       136,121    $   4,955,890
   Shares issued in reinvestment
      of distributions .................................................        78,570        2,841,858
   Shares redeemed .....................................................       (70,411)      (2,448,366)
                                                                            ----------------------------
   Net increase (decrease) .............................................       144,280    $   5,349,382
                                                                            ============================

                                                                            ----------------------------
                                                                                      FRANKLIN
                                                                                  TECHNOLOGY FUND
                                                                            ----------------------------
                                                                              SHARES          AMOUNT
                                                                            ----------------------------
CLASS A SHARES:
Six months ended October 31, 2007
   Shares sold .........................................................     1,175,954    $   7,437,835
   Shares redeemed .....................................................      (918,684)      (5,631,993)
                                                                            ----------------------------
   Net increase (decrease) .............................................       257,270    $   1,805,842
                                                                            ============================
Year ended April 30, 2007
   Shares sold .........................................................     1,516,369    $   8,007,088
   Shares redeemed .....................................................    (2,272,769)     (12,050,394)
                                                                            ----------------------------
   Net increase (decrease) .............................................      (756,400)   $  (4,043,306)
                                                                            ============================


                                                          Semiannual Report | 87

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -------------------------
                                                              FRANKLIN
                                                           TECHNOLOGY FUND
                                                      -------------------------
                                                        SHARES        AMOUNT
                                                      -------------------------
CLASS B SHARES:
Six months ended October 31, 2007
   Shares sold ....................................      61,776    $   361,847
   Shares redeemed ................................     (88,943)      (512,105)
                                                      -------------------------
   Net increase (decrease) ........................     (27,167)   $  (150,258)
                                                      =========================
Year ended April 30, 2007
   Shares sold ....................................      55,357    $   283,061
   Shares redeemed ................................    (214,708)    (1,088,213)
                                                      -------------------------
   Net increase (decrease) ........................    (159,351)   $  (805,152)
                                                      =========================
CLASS C SHARES:
Six months ended October 31, 2007
   Shares sold ....................................     560,540    $ 3,388,176
   Shares redeemed ................................    (366,553)    (2,148,914)
                                                      -------------------------
   Net increase (decrease) ........................     193,987    $ 1,239,262
                                                      =========================
Year ended April 30, 2007
   Shares sold ....................................     342,790    $ 1,730,845
   Shares redeemed ................................    (517,517)    (2,647,421)
                                                      -------------------------
   Net increase (decrease) ........................    (174,727)   $  (916,576)
                                                      =========================
CLASS R SHARES:
Six months ended October 31, 2007
   Shares sold ....................................     323,820    $ 1,986,964
   Shares redeemed ................................    (212,369)    (1,304,194)
                                                      -------------------------
   Net increase (decrease) ........................     111,451    $   682,770
                                                      =========================
Year ended April 30, 2007
   Shares sold ....................................     801,466    $ 4,367,098
   Shares redeemed ................................    (387,168)    (2,047,604)
                                                      -------------------------
   Net increase (decrease) ........................     414,298    $ 2,319,494
                                                      =========================
ADVISOR CLASS SHARES:
Six months ended October 31, 2007
   Shares sold ....................................     120,425    $   800,228
   Shares redeemed ................................     (87,044)      (579,115)
                                                      -------------------------
   Net increase (decrease) ........................      33,381    $   221,113
                                                      =========================
Year ended April 30, 2007
   Shares sold ....................................      74,940    $   414,441
   Shares redeemed ................................    (155,573)      (863,944)
                                                      -------------------------
   Net increase (decrease) ........................     (80,633)   $  (449,503)
                                                      =========================


88 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

All funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               In excess of $15 billion

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.550%               Up to and including $500 million
      0.450%               Over $500 million, up to and including $1 billion
      0.400%               Over $1 billion, up to and including $1.5 billion
      0.350%               Over $1.5 billion, up to and including $6.5 billion
      0.325%               Over $6.5 billion, up to and including $11.5 billion
      0.300%               Over $11.5 billion, up to and including $16.5 billion
      0.290%               Over $16.5 billion, up to and including $19 billion
      0.280%               Over $19 billion, up to and including $21.5 billion
      0.270%               In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion


                                                          Semiannual Report | 89

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        -------------------------------------------------------------------------------
                           FRANKLIN      FRANKLIN GLOBAL      FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH       NATURAL      TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
Reimbursement Plans:
Class A .............        0.35%            0.25%           0.25%             0.35%           --

Compensation Plans:
Class A .............          --               --              --                --          0.35%
Class B .............          --             1.00%           1.00%               --          1.00%
Class C .............          --             1.00%           1.00%             1.00%         1.00%
Class R .............          --               --              --                --          0.50%

The Franklin Biotechnology Discovery Fund reimburses Distributors up to 0.35% when the fund is open to new investors and up to 0.25% when the fund is closed to new investors. This fund was reopened to new investors September 1, 2001, and will remain open until net assets reach $2 billion.


90 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                           ------------------------------------------------
                                                              FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                            BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH
                                                           DISCOVERY FUND         FUND          CARE FUND
                                                           ------------------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................      $30,585           $34,848          $25,152
Contingent deferred sales charges retained .............      $ 1,274           $ 8,919          $ 5,395

                                                           --------------------------------
                                                              FRANKLIN         FRANKLIN
                                                               NATURAL        TECHNOLOGY
                                                           RESOURCES FUND        FUND
                                                           --------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................      $342,026         $17,295
Contingent deferred sales charges retained .............      $ 12,809         $ 1,641

E. TRANSFER AGENT FEES

For the period ended October 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                          ------------------------------------------------------------------------------
                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN        FRANKLIN       FRANKLIN
                           BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH       NATURAL      TECHNOLOGY
                          DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                          ------------------------------------------------------------------------------
Transfer agent fees ...      $415,519          $98,608          $149,082        $320,377       $74,360

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.


                                                          Semiannual Report | 91

Franklin Strategic Series

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2007, the capital loss carryforwards were as follows:

                                          ---------------------------------------------------------------
                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN      FRANKLIN
                                           BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH    TECHNOLOGY
                                          DISCOVERY FUND        FUND           CARE FUND        FUND
                                          ---------------------------------------------------------------
Capital loss carryforwards expiring in:
   2010 ...............................   $   22,121,469   $    60,808,017   $          --   $18,243,659
   2011 ...............................      238,490,545        52,123,016              --    28,445,452
   2012 ...............................       72,400,540                --      13,046,350            --
                                          ---------------------------------------------------------------
                                          $  333,012,554   $   112,931,033   $  13,046,350   $46,689,111
                                          ===============================================================

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2007, the Franklin Global Communications Fund and the Franklin Global Health Care Fund deferred realized currency losses of $18,768 and $5,083, respectively.

At October 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    --------------------------------------------------
                                                       FRANKLIN       FRANKLIN GLOBAL     FRANKLIN
                                                     BIOTECHNOLOGY     COMMUNICATIONS   GLOBAL HEALTH
                                                    DISCOVERY FUND          FUND          CARE FUND
                                                    --------------------------------------------------
Cost of investments .............................   $  306,697,326    $    79,463,130   $ 112,908,247
                                                    ==================================================

Unrealized appreciation .........................   $  150,990,318    $    52,896,799   $  47,043,623
Unrealized depreciation .........................      (34,359,213)        (1,695,009)     (2,743,413)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) ......   $  116,631,105    $    51,201,790   $  44,300,210
                                                    ==================================================

                                                    ----------------------------------
                                                       FRANKLIN          FRANKLIN
                                                        NATURAL         TECHNOLOGY
                                                    RESOURCES FUND         FUND
                                                    ----------------------------------
Cost of investments .............................   $  480,415,941    $    49,242,689
                                                    ==================================

Unrealized appreciation .........................   $  298,644,505    $    16,252,980
Unrealized depreciation .........................       (6,029,182)          (363,230)
                                                    ----------------------------------
Net unrealized appreciation (depreciation) ......   $  292,615,323    $    15,889,750
                                                    ==================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.


92 | Semiannual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2007, were as follows:

                     -------------------------------------------------------------------------------
                        FRANKLIN      FRANKLIN GLOBAL      FRANKLIN        FRANKLIN       FRANKLIN
                      BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH       NATURAL      TECHNOLOGY
                     DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                     -------------------------------------------------------------------------------
Purchases ........   $60,518,928      $52,342,967       $14,580,063     $181,810,715     $30,966,245
Sales ............   $89,227,771      $39,481,271       $15,107,644     $106,783,520     $23,502,556

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                                                          Semiannual Report | 93

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At October 31, 2007, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------
 SHARES/                                                         ACQUISITION
 WARRANTS     ISSUER                                                DATES         COST        VALUE
-------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
    279,590 a Critical Therapeutics Inc., wts., 10/26/11 .....      10/26/06   $       --   $  156,570
  1,128,271   Fibrogen Inc., pfd., E .........................       5/19/00    5,065,937    5,607,506
  2,250,000   MacroChem Corp. ................................      10/01/07    1,350,000    1,584,000
                                                                                            -----------
                 TOTAL RESTRICTED SECURITIES (1.75% of Net Assets) ......................   $7,348,076
                                                                                            ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
    124,248   Dilithium Networks Inc., depository receipt,
                D, pfd., 144A, PIPES .........................       7/13/06   $  289,500   $  428,655
                                                                                            ===========
                 TOTAL RESTRICTED SECURITIES (0.33% of Net Assets)

FRANKLIN GLOBAL HEALTH CARE FUND
    250,000   MacroChem Corp. ................................      10/01/07   $  150,000   $  176,000
    184,092   Masimo Corp. ...................................       8/08/07      675,004    5,459,686
                                                                                            -----------
                 TOTAL RESTRICTED SECURITIES (3.63% of Net Assets) ......................   $5,635,686
                                                                                            ===========
FRANKLIN NATURAL RESOURCES FUND
    199,375   Energy Coal Resources, 144A ............... 11/16/05 - 5/05/06   $3,118,103   $1,724,594
                                                                                            ===========
                 TOTAL RESTRICTED SECURITIES (0.22% of Net Assets)

a The Franklin Biotechnology Discovery Fund also invests in unrestricted securities of the issuer, valued at $906,360 as of October 31, 2007.

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin Natural Resources Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support


94 | Semiannual Report

Franklin Strategic Series

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on October 31, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for open tax years (tax years ended April 30, 2005 - 2007) and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 95

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


96 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2007 12/07










                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                 FRANKLIN
           STRATEGIC INCOME FUND                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Strategic Income Fund ............................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   36

Notes to Financial Statements .............................................   40

Shareholder Information ...................................................   53

Semiannual Report

Franklin Strategic Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Strategic Income Fund's semiannual report for the period ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a cumulative total return of +2.95% for the six months under review. The Fund outperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which had a +2.68% total return for the same period. 1 During the same period, the Fund outperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +1.56% total return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Lehman Brothers Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 10/31/07, there were 134 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. Past performance does not guarantee future results. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

The U.S. economy grew at a healthy pace for the six-month period ended October 31, 2007. A surge in exports fueled second quarter 2007 growth to 3.8% annualized. In the third quarter, GDP growth advanced at an estimated 4.9% annualized rate, the fastest pace in over a year. Over the reporting period, consumer spending and personal income remained positive contributors to economic expansion, while a declining housing market, softening employment environment and tighter credit conditions weighed on overall economic growth.

Oil prices exhibited continued volatility and reached a historical high in October. Core inflation, which excludes food and energy costs, remained modest. For October 2007, core Consumer Price Index (CPI) had a 12-month increase of 2.2%. 3 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 1.7%. 4 These current levels of inflation lessened near-term concerns and provided the Fed with more flexibility to respond to ongoing economic pressures resulting from tightening credit conditions, energy prices and a weaker dollar.

With continued investor uncertainty, the Fed remained committed to act in an effort to restore some normalcy to the U.S. financial markets. In August, the Fed cut the discount rate (the Fed's interest rate charged to member banks) 50 basis points from 6.25% to 5.75%. In September and October, the Fed made further cuts, bringing the discount rate to 5.00%. After cutting the federal funds target rate 50 basis points in September, the Fed lowered the rate an additional 25 basis points to 4.50% at its October meeting. With the latest rate reduction the Fed still seemed concerned about inflation and gave strong indications that further interest rate cuts were not a certainty. The committee noted that "after this action, the upside risks to inflation roughly balance the downside risks to growth." The Fed stated it will continue to "assess the effects of financial and other developments on economic prospects and will act as needed to foster price stability and sustainable economic growth."

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Economic Analysis.


4 | Semiannual Report

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined moderately, with the two-year bill yielding 3.94% at the end of October, down from 4.60% six months earlier. The 10-year U.S. Treasury note ended October yielding 4.48%, compared with 4.63% at the beginning of the period.

Outside the U.S., global economic growth remained strong, demonstrating resilience to higher commodity prices, including oil, and a deteriorating U.S. housing sector. Notably, the period was marked by the diverging growth paths of developing and developed economies as many emerging markets continued to experience robust growth.

Asian economies posted stronger economic growth relative to the U.S. China led the region, followed by India, Singapore, Malaysia and South Korea. Rising food and commodity prices added to inflationary pressures generated by continued strong growth. Some countries, including China and South Korea, sought a more appropriate policy mix between interest rates and currency appreciation to curb inflationary pressures. China hiked interest rates 90 basis points and South Korea 50 during the period.

Interest rate tightening in Europe was relatively more aggressive. However, financial market volatility caused greater uncertainty in the central banks' forecasts, encouraging a wait-and-see approach. The European Central Bank and the U.K. each hiked policy rates 100 basis points, while Norway boosted rates 100 basis points, Sweden 75 and Poland 50. These interest rate increases were partly a response to tightened labor markets across Europe. Relatively strong eurozone GDP growth in the second quarter of 2007 continued to provide support to other European economies given the region's high integration through trade. Poland, Norway and Sweden registered higher GDP growth than the eurozone.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.


                                                           Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/07-10/31/07

------------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
               ---------------------------------------------------------------------
MONTH            CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
------------------------------------------------------------------------------------
May             5.00 cents    4.64 cents    4.66 cents    4.79 cents    5.21 cents
------------------------------------------------------------------------------------
June            5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
------------------------------------------------------------------------------------
July            5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
------------------------------------------------------------------------------------
August          5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
------------------------------------------------------------------------------------
September       5.00 cents    4.66 cents    4.67 cents    4.78 cents    5.21 cents
------------------------------------------------------------------------------------
October         5.00 cents    4.66 cents    4.67 cents    4.78 cents    5.21 cents
====================================================================================
TOTAL          30.00 CENTS   27.88 CENTS   27.98 CENTS   28.75 CENTS   31.26 CENTS
------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

For the six-month period under review, Franklin Strategic Income Fund outperformed the L.B. U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. Outperformance was driven largely by the Fund's positioning in non-dollar government bond positions, which benefited from significant U.S. dollar depreciation during the period. 1,2

Beginning in June 2007, global fixed income markets experienced significant volatility largely due to the deteriorating U.S. housing market. Rising delinquencies and defaults for residential subprime mortgages put pressure on prices and ratings of various structured vehicles that held these instruments. This led to rising risk aversion across the credit markets as many financial institutions sought to reduce their overall credit risk.

With a lower federal funds target rate and heightened level of market risk aversion, Treasury bond prices rallied. The five-year Treasury yield dropped from 4.51% to 4.16%, and the 10-year declined from 4.63% to 4.48% over the reporting period. Given the decline in U.S. interest rates, Treasury bonds provided above-coupon returns during the period. Agency mortgage-backed securities lagged Treasury performance given widening mortgage spreads as well as increased prepayment sensitivity. Asset-backed securities (ABS) significantly underperformed Treasuries, driven largely by weakness in securities tied to subprime home equity loans. Consequently, the Fund's heavier exposure to agency mortgages than to Treasuries was a drag on performance. The Fund did add to its exposure in commercial mortgage-backed securities as well as credit-card ABS as valuations decreased in these sectors while our assessment of fundamentals remained supportive.


6 | Semiannual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

--------------------------------------------------------------------------------
                                                              10/31/07   4/30/07
--------------------------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks                   26.5%     28.8%
--------------------------------------------------------------------------------
Mortgages & Other Asset-Backed Bonds                            15.4%     13.5%
--------------------------------------------------------------------------------
Floating Rate Bank Loans                                        15.1%     13.3%
--------------------------------------------------------------------------------
Other International Bonds (non-$US)                             13.3%     14.6%
--------------------------------------------------------------------------------
International Developed Country Bonds (non-$US)                 10.0%      9.8%
--------------------------------------------------------------------------------
U.S. Government & Agency Bonds                                   7.3%      9.3%
--------------------------------------------------------------------------------
Investment Grade Corporate Bonds                                 5.0%      2.7%
--------------------------------------------------------------------------------
Convertible Securities                                           3.2%      3.0%
--------------------------------------------------------------------------------
Emerging Market Bonds ($US)                                      1.9%      2.7%
--------------------------------------------------------------------------------
Common Stocks and Warrants                                       0.0%*     0.0%*
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                        2.3%      2.3%
--------------------------------------------------------------------------------

* Rounds to less than 0.1% of net assets.

In terms of more credit-sensitive fixed income sectors, the high yield corporate bond and leveraged corporate bank loan sectors experienced declining prices and widening yield spreads during the period. Although fundamentals for noninvestment-grade issuers remained supportive (with default rates near historical lows), a significant forward supply of lower-rated loans and corporate bond issues, primarily to fund announced leveraged-buyout transactions, weighed on these markets. In addition, funding for structured vehicles, which had been the largest buyer of leveraged bank loans, dried up as their liability costs rose. Overall, spreads for high yield corporate bonds rose from 3.02% to 4.38% by period-end while secondary prices for leveraged bank loans fell below par. 5 The Fund reduced its exposure to high yield corporate bonds in favor of bank loans over the past several quarters. Overall, these sectors generated similar total returns over the past six months. However, following the sell-off, we believed valuations for senior secured bank loans became increasingly attractive. As a result, the Fund raised its exposure to loans during the period.

Spreads for U.S. dollar-denominated emerging market bonds also rose, though to a lesser extent than high yield corporate bonds, during the period. The Fund's low exposure to this sector, at 1.9% of total net assets, was therefore beneficial to performance, particularly relative to the peer group. Lastly, the Fund sought to take advantage of dislocations in the investment-grade financial corporate sector to add exposure to select bank and brokerage bonds at

5. Source: Credit Suisse.


                                                           Semiannual Report | 7
historically cheap valuations. We believed that the earnings pressure and write-offs for these issuers would not ultimately threaten these institutions' viability.

The non-U.S. dollar sovereign fixed income sector was the standout performer during the period as the U.S. dollar experienced significant, broad-based depreciation. The structural imbalances caused by the U.S.'s current account deficit as well as the reduction in short-term U.S. interest rates relative to certain other countries caused pressure on the U.S. dollar. Throughout the period, we held a significant weighting in non-U.S. dollar bonds based on our belief that these trends could cause further longer-term weakness in the dollar. Over the period, gains in the Fund's non-dollar bond positions included Canada, Brazil, Norway and Poland.

The Fund added exposure to the convertible securities sector during the period, leveraging the expertise of Franklin Templeton Investments' equity and convertible research groups. However, overall exposure to this asset class compared with other asset classes remained relatively low at period-end.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Christopher J. Molumphy

                          Christopher J. Molumphy, CFA

[PHOTO OMITTED]           /s/ Eric G. Takaha

                          Eric G. Takaha, CFA

                          Portfolio Management Team
                          Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 10/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSTX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.01            $10.49        $10.48
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3000
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FKSBX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.01            $10.53        $10.52
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2788
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FSGCX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.01            $10.49        $10.48
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2798
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FKSRX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.01            $10.47        $10.46
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2875
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKSAX)                              CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.01            $10.50        $10.49
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3126
--------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH              1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +2.95%              +8.28%           +66.56%        +94.24%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -1.47%              +3.64%            +9.79%         +6.41%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +3.83%            +9.67%         +6.11%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                5.47%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        5.24%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.94%
---------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH              1-YEAR            5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +2.72%              +7.91%           +63.34%        +76.30%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -1.28%              +3.91%           +10.04%         +6.63%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +3.94%            +9.89%         +6.56%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                5.31%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        5.08%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.34%
---------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH              1-YEAR            5-YEAR    INCEPTION (5/1/98)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +2.74%              +7.86%           +63.31%        +76.13%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +1.74%              +6.86%           +10.31%         +6.14%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +6.99%           +10.18%         +6.07%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                5.34%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        5.08%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.34%
---------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH              1-YEAR            5-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +2.93%              +8.03%           +64.71%        +61.22%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +2.93%              +8.03%           +10.50%         +8.54%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +8.17%           +10.34%         +8.46%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                5.48%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        5.22%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.19%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 8                            6-MONTH              1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +3.17%              +8.65%           +68.76%        +98.37%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +3.17%              +8.65%           +11.03%         +7.09%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +8.68%           +10.88%         +6.80%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                5.95%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        5.73%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.69%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOANS AND HIGH-YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +87.62% and +7.96%.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,029.50               $4.49
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.71               $4.47
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,027.20               $6.52
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.70               $6.50
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,027.40               $6.52
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.70               $6.50
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,029.30               $5.76
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.46               $5.74
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,031.70               $3.22
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.97               $3.20
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.88%; B: 1.28%; C: 1.28%; R: 1.13%; and Advisor:
0.63%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 13

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS A                                 (UNAUDITED)            2007          2006          2005          2004          2003
                                      --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning of
   period .........................    $    10.48        $    10.20      $  10.24      $  10.09      $   9.65      $   9.36
                                      --------------------------------------------------------------------------------------
Income from investment
   operations a:
  Net investment income b .........          0.28              0.53          0.51          0.53          0.56          0.65
  Net realized and unrealized
   gains (losses) .................          0.03              0.35          0.05          0.27          0.54          0.35
                                      --------------------------------------------------------------------------------------
Total from investment operations ..          0.31              0.88          0.56          0.80          1.10          1.00
                                      --------------------------------------------------------------------------------------
Less distributions from net
   investment income ..............         (0.30)            (0.60)        (0.60)        (0.65)        (0.66)        (0.71)
                                      --------------------------------------------------------------------------------------
Redemption fees ...................            -- f              -- f          -- f          -- f          --            --
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....    $    10.49        $    10.48      $  10.20      $  10.24      $  10.09      $   9.65
                                      ======================================================================================

Total return c ....................          2.95%             9.09%         5.69%         8.10%        11.69%        11.60%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and
   payments by affiliates .........          0.88%             0.92%         0.91%         0.92%         0.92%         0.96%
Expenses net of waiver and
   payments by affiliates .........          0.88% g           0.92% g       0.91% g       0.91% g       0.92% g       0.88%
Net investment income .............          5.39%             5.22%         5.05%         5.18%         5.53%         7.30%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ........................    $1,851,775        $1,521,459      $998,182      $696,198      $446,282      $336,607
Portfolio turnover rate ...........         18.59%            42.24%        34.10%        48.57%        66.57%        67.65%
Portfolio turnover rate
   excluding mortgage dollar
   rolls e ........................         18.59%            41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(e) regarding mortgage dollar rolls.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS B                                 (UNAUDITED)            2007          2006          2005          2004          2003
                                      --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning of
   period .........................    $    10.52        $    10.24      $  10.27      $  10.12      $   9.67      $   9.38
                                      --------------------------------------------------------------------------------------
Income from investment
   operations a:
  Net investment income b .........          0.26              0.49          0.47          0.49          0.52          0.61
  Net realized and unrealized
   gains (losses) .................          0.03              0.35          0.06          0.27          0.55          0.35
                                      --------------------------------------------------------------------------------------
Total from investment operations ..          0.29              0.84          0.53          0.76          1.07          0.96
                                      --------------------------------------------------------------------------------------
Less distributions from net
   investment income ..............         (0.28)            (0.56)        (0.56)        (0.61)        (0.62)        (0.67)
                                      --------------------------------------------------------------------------------------
Redemption fees ...................            -- f              -- f          -- f          -- f          --            --
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....    $    10.53        $    10.52      $  10.24      $  10.27      $  10.12      $   9.67
                                      ======================================================================================

Total return c ....................          2.72%             8.62%         5.34%         7.65%        11.33%        11.14%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and
   payments by affiliates .........          1.28%             1.32%         1.31%         1.32%         1.32%         1.36%
Expenses net of waiver and
   payments by affiliates .........          1.28% g           1.32% g       1.31% g       1.31% g       1.32% g       1.28%
Net investment income .............          4.99%             4.82%         4.65%         4.78%         5.13%         6.90%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ........................    $  103,431        $  104,523      $104,477      $110,502      $ 91,974      $ 61,254
Portfolio turnover rate ...........         18.59%            42.24%        34.10%        48.57%        66.57%        67.65%
Portfolio turnover rate
   excluding mortgage dollar
   rolls e ........................         18.59%            41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(e) regarding mortgage dollar rolls.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS C                                 (UNAUDITED)            2007          2006          2005          2004          2003
                                      --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning of
   period .........................    $    10.48        $    10.20      $  10.24      $  10.09      $   9.64      $   9.36
                                      --------------------------------------------------------------------------------------
Income from investment
   operations a:
  Net investment income b .........          0.26              0.49          0.47          0.49          0.52          0.61
  Net realized and unrealized
   gains (losses) .................          0.03              0.35          0.05          0.27          0.55          0.34
                                      --------------------------------------------------------------------------------------
Total from investment
   operations .....................          0.29              0.84          0.52          0.76          1.07          0.95
                                      --------------------------------------------------------------------------------------
Less distributions from net
   investment income ..............         (0.28)            (0.56)        (0.56)        (0.61)        (0.62)        (0.67)
                                      --------------------------------------------------------------------------------------
Redemption fees ...................            -- f              -- f          -- f          -- f          --            --
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....    $    10.49        $    10.48      $  10.20      $  10.24      $  10.09      $   9.64
                                      ======================================================================================

Total return c ....................          2.74%             8.67%         5.27%         7.67%        11.36%        11.18%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and
   payments by affiliates .........          1.28%             1.32%         1.31%         1.32%         1.32%         1.36%
Expenses net of waiver and
   payments by affiliates .........          1.28% g           1.32% g       1.31% g       1.31% g       1.32% g       1.28%
Net investment income .............          4.99%             4.82%         4.65%         4.78%         5.13%         6.90%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ........................    $  564,303        $  437,026      $294,412      $213,741      $151,823      $ 86,153
Portfolio turnover rate ...........         18.59%            42.24%        34.10%        48.57%        66.57%        67.65%
Portfolio turnover rate
   excluding mortgage dollar
   rolls e ........................         18.59%            41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correla te with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/ or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(e) regarding mortgage dollar rolls.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
CLASS R                                 (UNAUDITED)            2007            2006        2005          2004          2003
                                      --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning of
   period .........................    $    10.46        $    10.18      $    10.22    $  10.07      $   9.63      $   9.34
                                      --------------------------------------------------------------------------------------
Income from investment
   operations a:
  Net investment income b .........          0.27              0.51            0.49        0.51          0.53          0.63
  Net realized and unrealized
   gains (losses) .................          0.03              0.35            0.05        0.26          0.55          0.35
                                      --------------------------------------------------------------------------------------
Total from investment
   operations .....................          0.30              0.86            0.54        0.77          1.08          0.98
                                      --------------------------------------------------------------------------------------
Less distributions from net
   investment income ..............         (0.29)            (0.58)          (0.58)      (0.62)        (0.64)        (0.69)
                                      --------------------------------------------------------------------------------------
Redemption fees ...................            -- f              -- f            -- f        -- f          --            --
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....    $    10.47        $    10.46      $    10.18    $  10.22      $  10.07      $   9.63
                                      ======================================================================================

Total return c ....................          2.93%             8.74%           5.44%       7.86%        11.45%        11.35%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and
   payments by affiliates .........          1.13%             1.17%           1.16%       1.17%         1.17%         1.21%
Expenses net of waiver and
   payments by affiliates .........          1.13% g           1.17% g         1.16% g     1.16% g       1.17% g       1.13%
Net investment income .............          5.14%             4.97%           4.80%       4.93%         5.28%         7.05%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ........................    $   88,711        $   65,527      $   32,971    $ 17,859      $  7,324      $  1,558
Portfolio turnover rate ...........         18.59%            42.24%          34.10%      48.57%        66.57%        67.65%
Portfolio turnover rate
   excluding mortgage dollar
   rolls e ........................         18.59%            41.50%          33.59%      39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(e) regarding mortgage dollar rolls.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2007                             YEAR ENDED APRIL 30,
ADVISOR CLASS                           (UNAUDITED)            2007          2006          2005          2004          2003
                                      --------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning of
   period .........................    $    10.49        $    10.21      $  10.24      $  10.09      $   9.65      $   9.36
                                      --------------------------------------------------------------------------------------
Income from investment
   operations a:
  Net investment income b .........          0.29              0.56          0.54          0.56          0.58          0.69
  Net realized and unrealized
   gains (losses) .................          0.03              0.35          0.06          0.26          0.54          0.33
                                      --------------------------------------------------------------------------------------
Total from investment
   operations .....................          0.32              0.91          0.60          0.82          1.12          1.02
                                      --------------------------------------------------------------------------------------
Less distributions from net
   investment income ..............         (0.31)            (0.63)        (0.63)        (0.67)        (0.68)        (0.73)
                                      --------------------------------------------------------------------------------------
Redemption fees ...................            -- f              -- f          -- f          -- f          --            --
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....    $    10.50        $    10.49      $  10.21      $  10.24      $  10.09      $   9.65
                                      ======================================================================================

Total return c ....................          3.17%             9.25%         6.05%         8.37%        11.97%        11.87%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and
   payments by affiliates .........          0.63%             0.67%         0.66%         0.67%         0.67%         0.71%
Expenses net of waiver and
   payments by affiliates .........          0.63% g           0.67% g       0.66% g       0.66% g       0.67% g       0.63%
Net investment income .............          5.64%             5.47%         5.30%         5.43%         5.78%         7.55%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ........................    $  102,068        $   66,745      $ 57,367      $ 60,489      $ 39,784      $ 34,224
Portfolio turnover rate ...........         18.59%            42.24%        34.10%        48.57%        66.57%        67.65%
Portfolio turnover rate
   excluding mortgage dollar
   rolls e ........................        18.59%            41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e See Note 1(e) regarding mortgage dollar rolls.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION             SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 93.6%
      COMMON STOCKS 0.0% a
      PRODUCER MANUFACTURING 0.0% a
b,c,d Cambridge Industries Liquidating Trust Interest ........      United States                516,372       $               568
b,c,d VS Holdings Inc. .......................................      United States                 64,666                        --
                                                                                                               -------------------
      TOTAL COMMON STOCKS (COST $64,666) .....................                                                                 568
                                                                                                               -------------------
      CONVERTIBLE PREFERRED STOCKS 1.6%
      CONSUMER DURABLES 0.3%
    c General Motors Corp., 1.50%, cvt. pfd., D ..............      United States                240,000                 7,110,000
                                                                                                               -------------------
      ENERGY MINERALS 0.2%
      Chesapeake Energy Corp., 6.25%, cvt. pfd. ..............      United States                 20,000                 6,353,480
                                                                                                               -------------------
      FINANCE 0.8%
      Affiliated Managers Group Inc., 5.10%, cvt. pfd. .......      United States                135,000                 7,711,875
    c CIT Group Inc., 7.75%, cvt. pfd. .......................      United States                261,600                 6,582,406
      E*TRADE Financial Corp., 6.125%, cvt. pfd. .............      United States                400,000                 6,504,000
                                                                                                               -------------------
                                                                                                                        20,798,281
                                                                                                               -------------------
      NON-ENERGY MINERALS 0.3%
      Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt.
         pfd. ................................................      United States                 50,000                 8,528,000
                                                                                                               -------------------
      TOTAL CONVERTIBLE PREFERRED STOCKS
        (COST $41,240,594)                                                                                              42,789,761
                                                                                                               -------------------

                                                                                      -----------------------
                                                                                         PRINCIPAL AMOUNT e
                                                                                      -----------------------
  f,g SENIOR FLOATING RATE INTERESTS 15.1%
      COMMERCIAL SERVICES 1.9%
      Affiliated Computer Services Inc.,
         Additional Term Loan, 6.753% - 7.122%, 3/20/13 ......      United States              6,472,314                 6,390,375
         Term Loan B, 6.819%, 3/20/13 ........................      United States                601,290                   593,678
      ARAMARK Corp.,
         Synthetic L/C, 5.198%, 1/26/14 ......................      United States                633,057                   620,775
         Term Loan B, 7.198%, 1/26/14 ........................      United States              8,722,277                 8,553,065
      Dealer Computer Services Inc. (Reynolds & Reynolds),
         First Lien Term Loan, 7.198%, 10/26/12 ..............      United States              6,979,457                 6,856,549
      First Data Corp., Term Loan B-2, 7.96%, 9/24/14 ........      United States             10,000,000                 9,622,300
      Idearc Inc.,
         Term Loan A, 6.86%, 11/17/13 ........................      United States              2,100,000                 2,064,342
         Term Loan B, 7.36%, 11/17/14 ........................      United States              6,149,560                 6,100,548
      Laureate Education Inc., Closing Date Term Loan,
        8.729%, 9/25/14 ......................................      United States              5,107,507                 4,995,142
      R.H. Donnelley Inc., Term Loan D-2, 6.46% - 7.22%,
        6/30/11 ..............................................      United States              5,396,735                 5,371,209
                                                                                                               -------------------
                                                                                                                        51,167,983
                                                                                                               -------------------
      COMMUNICATIONS 0.6%
      Alaska Communications Systems Holdings Inc.,
         2005 Incremental Loan, 6.948%, 2/01/12 ..............      United States                146,800                   144,006
         2006 Incremental Loan, 6.948%, 2/01/12 ..............      United States                265,000                   259,931
         Term Loan, 6.948%, 2/01/12 ..........................      United States              5,568,200                 5,462,237
      Windstream Corp., Tranche B-1, 6.714%, 7/17/13 .........      United States             10,780,917                10,747,065
                                                                                                               -------------------
                                                                                                                        16,613,239
                                                                                                               -------------------


                                                          Semiannual Report | 19

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  f,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CONSUMER DURABLES 0.4%
      Jarden Corp.,
         Term Loan B1, 6.948%, 1/24/12 .......................      United States              2,898,006       $         2,836,597
         Term Loan B2, 6.948%, 1/24/12 .......................      United States              5,321,917                 5,204,994
      Stile Acquisition Corp. (Masonite), Canadian Term
        Loan, 7.084% - 7.231%, 4/05/13 .......................          Canada                 2,255,834                 2,105,641
      Stile U.S. Acquisition Corp. (Masonite), U.S. Term
        Loan, 7.084% - 7.231%, 4/05/13 .......................      United States              2,259,677                 2,109,228
                                                                                                               -------------------
                                                                                                                        12,256,460
                                                                                                               -------------------
      CONSUMER NON-DURABLES 1.0%
      CBRL Group (Cracker Barrel),
         Term Loan B1, 6.86%, 4/27/13 ........................      United States              6,046,241                 5,874,890
         Term Loan B2 (Delayed Draw), 6.86% - 8.00%,
           4/27/13 ...........................................      United States                262,120                   254,692
      Constellation Brands Inc., Term Loan B, 6.875%,
        6/05/13 ..............................................      United States              6,978,333                 6,908,690
      Dean Foods Co., Term Loan B, 6.70%, 4/02/14 ............      United States              8,563,484                 8,293,306
      The William Carter Co., Term Loan B, 6.253% -
        6.46%, 7/14/12 .......................................      United States              6,349,664                 6,275,500
                                                                                                               -------------------
                                                                                                                        27,607,078
                                                                                                               -------------------
      CONSUMER SERVICES 3.8%
      Citadel Broadcasting Corp., Term Loan B, 6.385% -
        6.825%, 6/12/14 ......................................      United States              9,791,032                 9,388,425
      CSC Holdings Inc. (Cablevision), Incremental Term
        Loan, 6.875%, 3/29/13 ................................      United States              7,316,988                 7,146,063
      Green Valley Ranch Gaming LLC, Term Loan B, 7.198%
        - 7.541%, 2/16/14 ....................................      United States                618,320                   603,048
      Insight Midwest Holdings, Term Loan B, 7.00%,
        4/02/14 ..............................................      United States              6,740,000                 6,612,277
      MCC Iowa,
         Term Loan D-1, 6.61%, 1/31/15 .......................      United States              3,566,088                 3,464,668
         Term Loan D-2 (Delayed Draw), 6.61%, 1/31/15 ........      United States              1,740,101                 1,690,612
      Mediacom LLC, Term Loan C, 6.61%, 1/31/15 ..............      United States              3,068,080                 2,980,824
      National CineMedia LLC, Term Loan, 7.46%, 2/13/15 ......      United States              7,485,000                 7,184,852
      OSI Restaurant Partners LLC (Outback),
         Pre-Funded Revolving Credit, 5.523%, 6/14/13 ........      United States                714,727                   685,895
         Term Loan B, 7.063%, 6/14/14 ........................      United States              9,339,513                 8,965,466
      Penn National Gaming Inc., Term Loan B, 6.76% -
        7.11%, 10/03/12 ......................................      United States              7,171,190                 7,115,254
      Readers Digest Association Inc., Term Loan B,
        7.385% - 7.58%, 3/02/14 ..............................      United States                582,079                   551,764
    h Regal Cinemas Corp., Term Loan, 6.698%, 10/27/13 .......      United States              8,674,629                 8,504,866
      Sabre Inc., Term Loan B, 6.96%, 9/30/14 ................      United States              4,373,134                 4,124,872
      Tribune Co., Term Loan B, 8.244%, 5/16/14 ..............      United States              8,628,375                 8,024,475
    h Univision Communications Inc.,
       i Delayed Draw Term Loan, 7.003%, 9/29/14 .............      United States                316,778                   231,326
         Term Loan B, 7.21%, 9/29/14 .........................      United States              8,550,336                 8,129,146
      UPC Financing Partnership, Term Loan N, 7.13%,
        12/31/14 .............................................       Netherlands               6,430,000                 6,172,028


20 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  f,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      VML U.S. Finance LLC (Venetian Macau),
         Delayed Draw, 7.45%, 5/25/12 ........................          Macau                  2,924,815       $         2,877,433
         New Project Term Loans, 7.45%, 5/25/13 ..............          Macau                  1,847,222                 1,810,222
       h Term Loan B, 7.45%, 5/24/13 .........................          Macau                  5,372,963                 5,267,545
                                                                                                               -------------------
                                                                                                                       101,531,061
                                                                                                               -------------------
      ELECTRONIC TECHNOLOGY 0.4%
    h Flextronics International USA Inc.,
         Term Loan A, 8.75%, 10/01/14 ........................      United States              5,991,769                 5,931,971
         Term Loan A-1, 8.75%, 10/01/14 ......................      United States              1,721,773                 1,704,589
    h Hawker Beechcraft Inc.,
         Synthetic L/C, 5.198%, 3/26/14 ......................      United States                353,555                   345,575
         Term Loan B, 6.819% - 7.198%, 3/26/14 ...............      United States              4,157,484                 4,063,650
                                                                                                               -------------------
                                                                                                                        12,045,785
                                                                                                               -------------------
      ENERGY MINERALS 0.3%
      Citgo Petroleum Corp., Term Loan B, 6.221%,
        11/15/12 .............................................      United States              6,670,126                 6,644,713
      Western Refining Inc., Term Loan B, 6.569%, 5/30/14 ....      United States              1,620,938                 1,602,248
                                                                                                               -------------------
                                                                                                                         8,246,961
                                                                                                               -------------------
      FINANCE 0.6%
      Avis Budget Car Rental LLC, Term Loan, 6.21%,
        4/19/12 ..............................................      United States              6,221,735                 6,064,077
      Hertz Corp.,
         Credit Link, 5.238%, 12/21/12 .......................      United States                484,444                   476,950
         Term Loan B, 6.86% - 7.00%, 12/21/12 ................      United States              2,692,593                 2,650,938
      TD Ameritrade Holding Corp., Term Loan B, 6.25%,
        12/31/12 .............................................      United States              6,566,733                 6,448,729
                                                                                                               -------------------
                                                                                                                        15,640,694
                                                                                                               -------------------
      HEALTH SERVICES 1.2%
      Community Health Systems Inc., Term Loan, 7.755% -
        7.76%, 7/25/14 .......................................      United States              7,181,611                 7,069,650
      Fresenius Medical Care Holdings Inc., Term Loan
        B, 6.573% - 6.973%, 3/31/13 ..........................      United States              6,978,232                 6,877,326
      HCA Inc., Term Loan B-1, 7.448%, 11/18/13 ..............      United States              8,480,514                 8,323,369
      Health Management Associates Inc., Term Loan B,
        6.503% - 6.948%, 2/28/14 .............................      United States              6,612,493                 6,353,283
      LifePoint Hospitals Inc., Term Loan B, 7.165%,
        4/15/12 ..............................................      United States              2,812,042                 2,754,620
                                                                                                               -------------------
                                                                                                                        31,378,248
                                                                                                               -------------------
      HEALTH TECHNOLOGY 0.2%
    h Bausch and Lomb Inc.,
         Delayed Draw Term Loan, 9.75%, 4/26/15 ..............      United States                460,000                   460,662
         Term Loan B, 9.75%, 4/26/15 .........................      United States              1,840,000                 1,842,650
      Carestream Health Inc., Term Loan, 6.753% -
        7.327%, 4/30/13 ......................................      United States              2,450,000                 2,360,477
                                                                                                               -------------------
                                                                                                                         4,663,789
                                                                                                               -------------------


                                                          Semiannual Report | 21

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  f,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
      INDUSTRIAL SERVICES 0.3%
      Allied Waste North America Inc.,
         Credit Link, 5.43%, 3/28/14 .........................      United States              1,702,475       $         1,681,756
         Term Loan B, 6.279% - 6.89%, 1/15/12 ................      United States              3,165,119                 3,126,599
      Knight Inc. (Kinder Morgan), Term Loan B, 6.26%,
        5/30/14 ..............................................      United States              4,642,545                 4,546,259
                                                                                                               -------------------
                                                                                                                         9,354,614
                                                                                                               -------------------
      PROCESS INDUSTRIES 1.5%
      Celanese U.S. Holdings LLC, Dollar Term Loan,
        6.979%, 4/02/14 ......................................      United States              7,338,125                 7,254,177
    h Domtar Corp., Term Loan, 6.475%, 3/07/14 ...............      United States              7,050,216                 6,901,527
      Georgia-Pacific Corp.,
         Additional Term Loan, 6.948% - 7.474%, 12/20/12 .....      United States              2,046,766                 2,000,857
         Term Loan B, 6.948% - 7.474%, 12/20/12 ..............      United States              4,728,576                 4,597,547
      Hexion Specialty Chemicals Inc.,
         Term Loan C-1, 7.50%, 5/03/13 .......................      United States              5,568,059                 5,467,556
         Term Loan C-2, 7.50%, 5/03/13 .......................       Netherlands               1,209,541                 1,187,709
      Ineos U.S. Finance LLC,
         Term Loan B2, 7.357% - 7.451%, 12/16/13 .............      United States              1,959,408                 1,919,769
         Term Loan C2, 7.857% - 7.951%, 12/23/14 .............      United States              1,959,408                 1,915,733
      Lyondell Chemical Co., Term Loan, 6.25% - 6.856%,
        8/16/13 ..............................................      United States              6,072,843                 6,039,260
      Nalco Co., Term Loan B, 6.872% - 7.12%, 11/04/10 .......      United States              4,318,089                 4,305,005
                                                                                                               -------------------
                                                                                                                        41,589,140
                                                                                                               -------------------
      PRODUCER MANUFACTURING 1.1%
      Allison Transmission, Term Loan B, 8.00% - 8.48%,
        8/07/14 ..............................................      United States              6,500,000                 6,353,165
      Baldor Electric Co., Term Loan B, 6.563% - 7.125%,
        1/31/14 ..............................................      United States              5,876,733                 5,803,861
      Bucyrus International Inc., Tranche B Dollar Term
        Loan, 6.628% - 7.114%, 5/04/14 .......................      United States                583,538                   572,952
      Dresser Inc., Term Loan B, 7.319% - 8.01%, 5/04/14 .....      United States              7,958,054                 7,839,240
      Key Safety Systems Inc., Term Loan B, 7.27% - 7.45%,
         3/10/14 .............................................      United States                582,075                   563,967
      Oshkosh Truck Corp., Term Loan B, 7.45%, 12/06/13 ......      United States              9,940,481                 9,820,897
                                                                                                               -------------------
                                                                                                                        30,954,082
                                                                                                               -------------------
      REAL ESTATE INVESTMENT TRUSTS 0.4%
      Capital Automotive REIT, Term Loan B, 6.88%,
        12/15/10 .............................................      United States              6,715,918                 6,569,847
      Macerich Co., Term Loan B, 6.688%, 4/25/10 .............      United States              3,363,000                 3,308,721
                                                                                                               -------------------
                                                                                                                         9,878,568
                                                                                                               -------------------
      TECHNOLOGY SERVICES 0.3%
      SunGard Data Systems Inc., New U.S. Term Loan,
        7.356%, 2/28/14 ......................................      United States              7,504,535                 7,407,426
                                                                                                               -------------------
      UTILITIES 1.1%
      Dynegy Holdings Inc.,
         Term L/C Facility, 6.629%, 4/02/13 ..................      United States              5,816,489                 5,603,199
         Term Loan B, 6.626%, 4/02/13 ........................      United States                208,511                   200,864


22 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  f,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
      UTILITIES (CONTINUED)
      Niska Gas Storage Canada ULC (C/R Gas),
         Asset Sale Term Loan, 7.28%, 5/13/11 ................          Canada                   514,470       $           506,671
         Canadian Term Loan, 7.323%, 5/12/13 .................          Canada                 2,819,043                 2,780,197
      Niska Gas Storage U.S. LLC (C/R Gas),
         Delayed Draw, 7.325%, 5/12/13 .......................      United States                310,087                   302,350
         U.S. Term Loan, 7.323%, 5/12/13 .....................      United States                457,767                   445,530
      NRG Energy Inc.,
         Credit Link, 6.848%, 2/01/13 ........................      United States              1,995,289                 1,960,850
         Term Loan, 6.948%, 2/01/13 ..........................      United States              4,794,148                 4,711,401
    h Texas Competitive Electric Holdings Co. LLC, Term
         Loan B-2,10.00%, 10/10/14 ...........................      United States             10,000,000                 9,986,800
      TPF Generation Holdings LLC,
         Synthetic L/C, 5.26%, 12/15/13 ......................      United States                322,914                   315,096
         Synthetic Revolver, 5.098%, 12/15/11 ................      United States                101,227                    97,089
         Term Loan, 7.198%, 12/15/13 .........................      United States              1,651,533                 1,611,549
                                                                                                               -------------------
                                                                                                                        28,521,596
                                                                                                               -------------------
      TOTAL SENIOR FLOATING RATE INTERESTS
        (COST $415,506,928) ..................................                                                         408,856,724
                                                                                                               -------------------
      CORPORATE BONDS 31.2%
      COMMERCIAL SERVICES 2.0%
      ARAMARK Corp., senior note, 8.50%, 2/01/15 .............      United States              7,000,000                 7,122,500
    j Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 .....     United Kingdom              6,500,000                 6,800,625
      Dex Media East LLC, senior sub. note, B, 12.125%,
        11/15/12 .............................................      United States              1,321,000                 1,408,516
      Dex Media West LLC, senior sub. note, 9.875%,
        8/15/13 ..............................................      United States              4,000,000                 4,285,000
      Iron Mountain Inc., senior sub. note, 8.75%,
        7/15/18 ..............................................      United States              7,000,000                 7,385,000
      JohnsonDiversey Holdings Inc., senior disc. note,
        10.67%, 5/15/13 ......................................      United States              2,000,000                 2,080,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%,
        5/15/12 ..............................................      United States              4,000,000                 4,170,000
      Lamar Media Corp., senior sub. note,
         7.25%, 1/01/13 ......................................      United States              5,500,000                 5,541,250
         6.625%, 8/15/15 .....................................      United States              1,500,000                 1,447,500
      R.H. Donnelley Corp., senior note,
         8.875%, 1/15/16 .....................................      United States              6,500,000                 6,532,500
       j 144A, 8.875%, 10/15/17 ..............................      United States                500,000                   502,500
      RSC Equipment Rental Inc., 9.50%, 12/01/14 .............      United States              7,000,000                 6,763,750
                                                                                                               -------------------
                                                                                                                        54,039,141
                                                                                                               -------------------
      COMMUNICATIONS 3.3%
    j American Tower Corp., senior note, 144A, 7.00%,
        10/15/17 .............................................      United States              7,000,000                 7,192,500
    j Digicel Group Ltd., senior note, 144A, 8.875%,
        1/15/15 ..............................................         Jamaica                 6,500,000                 6,085,950
      Dobson Cellular Systems Inc., senior secured note,
        9.875%, 11/01/12 .....................................      United States              4,200,000                 4,567,500
      Embarq Corp., senior note, 7.082%, 6/01/16 .............      United States              7,000,000                 7,327,677
      Inmarsat Finance II PLC, senior note, zero cpn. to
        11/15/08,10.375% thereafter, 11/15/12 ................     United Kingdom              6,500,000                 6,305,000
      Intelsat Intermediate, senior note, zero cpn. to
        2/01/10,9.25% thereafter, 2/01/15 ....................        Bermuda                  2,000,000                 1,655,000


                                                          Semiannual Report | 23

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      COMMUNICATIONS (CONTINUED)
      Intelsat Subsidiary Holding Co. Ltd., senior note,
        8.25%, 1/15/13 .......................................         Bermuda                 7,000,000       $         7,087,500
    j MetroPCS Wireless Inc., senior note, 144A, 9.25%,
        11/01/14 .............................................      United States              6,500,000                 6,483,750
      Millicom International Cellular SA, senior note,
        10.00%, 12/01/13 .....................................       Luxembourg                6,500,000                 7,028,125
      Qwest Communications International Inc., senior note,
        7.50%, 2/15/14 .......................................      United States              7,500,000                 7,631,250
      Telecom Italia Capital, senior note, 4.95%,
        9/30/14 ..............................................          Italy                  7,000,000                 6,709,612
      Verizon New York Inc., senior deb.,
         A, 6.875%, 4/01/12 ..................................      United States              5,000,000                 5,304,075
         B, 7.375%, 4/01/32 ..................................      United States              1,500,000                 1,614,474
    j Wind Acquisition Finance SA, senior note, 144A,
        10.75%, 12/01/15 .....................................          Italy                  6,000,000                 6,705,000
      Windstream Corp., senior note, 8.625%, 8/01/16 .........      United States              6,000,000                 6,450,000
                                                                                                               -------------------
                                                                                                                        88,147,413
                                                                                                               -------------------
      CONSUMER DURABLES 1.7%
      Beazer Homes USA Inc., senior note, 8.125%,
        6/15/16 ..............................................      United States              2,400,000                 1,920,000
      D.R. Horton Inc., senior note, 6.50%, 4/15/16 ..........      United States              7,000,000                 6,365,807
      Ford Motor Credit Co. LLC, senior note,
         5.80%, 1/12/09 ......................................      United States              6,000,000                 5,790,138
         9.875%, 8/10/11 .....................................      United States              9,000,000                 8,993,313
      General Motors Corp., senior deb., 8.25%, 7/15/23 ......      United States              7,000,000                 6,352,500
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 .........      United States              7,000,000                 6,685,000
      Jostens IH Corp., senior sub. note, 7.625%,
        10/01/12 .............................................      United States              4,000,000                 4,130,000
      KB Home, senior note,
         6.25%, 6/15/15 ......................................      United States              3,900,000                 3,529,500
         7.25%, 6/15/18 ......................................      United States              3,600,000                 3,357,000
                                                                                                               -------------------
                                                                                                                        47,123,258
                                                                                                               -------------------
      CONSUMER NON-DURABLES 0.6%
      Dole Foods Co., senior note, 7.25%, 6/15/10 ............      United States                200,000                   191,000
      Reynolds American Inc., senior secured note,
        7.625%, 6/01/16 ......................................      United States              8,000,000                 8,695,336
      Smithfield Foods Inc., senior note, 7.75%,
         5/15/13 .............................................      United States              4,200,000                 4,326,000
         7/01/17 .............................................      United States              3,300,000                 3,415,500
                                                                                                               -------------------
                                                                                                                        16,627,836
                                                                                                               -------------------
      CONSUMER SERVICES 4.9%
      Cablevision Systems Corp., senior note, B, 8.00%,
        4/15/12 ..............................................      United States                700,000                   687,750
      CanWest Media Inc., senior sub. note, 8.00%,
        9/15/12 ..............................................          Canada                 7,000,000                 6,860,000
      CCH I LLC, senior secured note, 11.00%, 10/01/15 .......      United States              4,000,000                 3,900,000
      CCH II LLC, senior note, 10.25%, 9/15/10 ...............      United States              8,000,000                 8,200,000
      Comcast Corp., senior note, 6.30%, 11/15/17 ............      United States              7,000,000                 7,234,122
      CSC Holdings Inc.,
         senior deb., 7.625%, 7/15/18 ........................      United States              5,500,000                 5,307,500
         senior note, 6.75%, 4/15/12 .........................      United States                400,000                   389,000
      DIRECTV Holdings LLC, senior note, 8.375%,
        3/15/13 ..............................................      United States              2,000,000                 2,100,000


24 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN STRATEGIC INCOME FUND                             COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      EchoStar DBS Corp., senior note,
         6.375%, 10/01/11 ....................................      United States              5,500,000       $         5,582,500
         7.125%, 2/01/16 .....................................      United States                500,000                   525,000
    j Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .........      United States              5,000,000                 4,700,000
      Harrah's Operating Co. Inc., senior note, 6.50%,
        6/01/16 ..............................................      United States              3,300,000                 2,619,256
      Liberty Media Corp., senior note, 5.70%, 5/15/13 .......      United States              7,000,000                 6,596,765
      LIN Television Corp., senior sub. note, 6.50%,
        5/15/13 ..............................................      United States              6,000,000                 5,850,000
      MGM MIRAGE, senior note,
         6.625%, 7/15/15 .....................................      United States              9,000,000                 8,550,000
         7.50%, 6/01/16 ......................................      United States              1,000,000                   998,750
    j Outback Steakhouse Inc., senior note, 144A,
        10.00%, 6/15/15 ......................................      United States              5,000,000                 4,325,000
      Pinnacle Entertainment Inc., senior sub. note,
         8.25%, 3/15/12 ......................................      United States                600,000                   621,000
         8.75%, 10/01/13 .....................................      United States              4,200,000                 4,389,000
      Quebecor Media Inc.,
       j 144A, 7.75%, 3/15/16 ................................          Canada                   500,000                   485,000
         senior note, 7.75%, 3/15/16 .........................          Canada                 6,500,000                 6,321,250
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 ......      United States              6,500,000                 5,752,500
    j Rainbow National Services LLC, senior sub. deb.,
         144A, 10.375%, 9/01/14 ..............................      United States              3,000,000                 3,315,000
      Royal Caribbean Cruises Ltd., senior deb., 7.25%,
        3/15/18 ..............................................      United States              7,000,000                 6,875,666
      Station Casinos Inc.,
         senior note, 6.00%, 4/01/12 .........................      United States              1,200,000                 1,119,000
         senior sub. note, 6.50%, 2/01/14 ....................      United States              1,000,000                   840,000
         senior sub. note, 6.875%, 3/01/16 ...................      United States              6,800,000                 5,661,000
      Time Warner Inc., 5.875%, 11/15/16 .....................      United States              8,000,000                 7,961,680
    j Univision Communications Inc., senior note, 144A,
        PIK, 9.75%, 3/15/15 ..................................      United States              8,500,000                 8,372,500
      Viacom Inc., senior note, 6.875%, 4/30/36 ..............      United States              7,500,000                 7,634,078
                                                                                                               -------------------
                                                                                                                       133,773,317
                                                                                                               -------------------
      ELECTRONIC TECHNOLOGY 1.5%
      DRS Technologies Inc., senior sub. note,
         6.875%, 11/01/13 ....................................      United States              2,000,000                 2,010,000
         7.625%, 2/01/18 .....................................      United States              5,000,000                 5,137,500
      Freescale Semiconductor Inc., senior note, 8.875%,
        12/15/14 .............................................      United States              7,000,000                 6,658,750
      L-3 Communications Corp., senior sub. note,
         5.875%, 1/15/15 .....................................      United States              4,500,000                 4,410,000
         6.375%, 10/15/15 ....................................      United States              2,000,000                 2,010,000
      NXP BV/NXP Funding LLC, senior secured note,
        7.875%, 10/15/14 .....................................       Netherlands               6,500,000                 6,378,125
      Sanmina-SCI Corp.,
     f,j senior note, 144A, FRN, 8.444%, 6/15/14 .............      United States              2,000,000                 1,950,000
         senior sub. note, 6.75%, 3/01/13 ....................      United States              4,300,000                 3,773,250
         senior sub. note, 8.125%, 3/01/16 ...................      United States              1,700,000                 1,500,250
      TransDigm Inc., senior sub. note, 7.75%, 7/15/14 .......      United States              6,500,000                 6,646,250
                                                                                                               -------------------
                                                                                                                        40,474,125
                                                                                                               -------------------


                                                          Semiannual Report | 25

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      ENERGY MINERALS 1.8%
      Chesapeake Energy Corp., senior note,
         7.625%, 7/15/13 .....................................      United States              1,500,000       $         1,575,000
         6.625%, 1/15/16 .....................................      United States              3,500,000                 3,447,500
         6.25%, 1/15/18 ......................................      United States              6,000,000                 5,820,000
      Mariner Energy Inc., senior note, 7.50%, 4/15/13 .......      United States              6,500,000                 6,353,750
      Peabody Energy Corp., senior note,
         7.375%, 11/01/16 ....................................      United States              3,500,000                 3,657,500
         B, 6.875%, 3/15/13 ..................................      United States              3,500,000                 3,535,000
    j Petroplus Finance Ltd., senior note, 144A, 6.75%,
        5/01/14 ..............................................       Switzerland               5,600,000                 5,404,000
      Pogo Producing Co., senior sub. note, 6.875%,
        10/01/17 .............................................      United States              5,300,000                 5,392,750
    j Tesoro Corp., senior note, 144A, 6.50%, 6/01/17 ........      United States              6,500,000                 6,451,250
      XTO Energy Inc., senior note, 6.25%, 8/01/17 ...........      United States              7,000,000                 7,270,494
                                                                                                               -------------------
                                                                                                                        48,907,244
                                                                                                               -------------------
      FINANCE 3.1%
    j Capmark Financial Group Inc., 144A, 6.30%, 5/10/17 .....      United States              1,900,000                 1,556,431
      CIT Group Funding Co. of Canada, senior note,
        4.65%, 7/01/10 .......................................      United States              3,400,000                 3,284,553
      E*TRADE Financial Corp., senior note, 8.00%,
        6/15/11 ..............................................      United States              5,100,000                 4,870,500
      GMAC LLC,
         7.25%, 3/02/11 ......................................      United States              4,500,000                 4,258,211
         6.875%, 9/15/11 .....................................      United States              6,000,000                 5,534,214
         6.875%, 8/28/12 .....................................      United States              4,000,000                 3,609,540
      The Goldman Sachs Group Inc., sub. note, 6.75%,
        10/01/37 .............................................      United States              5,350,000                 5,387,418
    j ICICI Bank Ltd., 144A, 6.625%, 10/03/12 ................          India                  2,325,000                 2,346,034
      iStar Financial Inc., senior note, 5.65%, 9/15/11 ......      United States              6,500,000                 6,013,585
      JPMorgan Chase Capital XXII, sub. bond, 6.45%,
        2/02/37 ..............................................      United States             12,000,000                11,135,892
      Lehman Brothers Holdings Inc., sub. note, 6.50%,
        7/19/17 ..............................................      United States             12,000,000                12,107,004
      Merrill Lynch & Co. Inc., senior note, 6.40%,
        8/28/17 ..............................................      United States             12,000,000                12,126,336
      Residential Capital LLC, senior note, 6.50%,
        6/01/12 ..............................................      United States              6,500,000                 4,749,205
      United Rentals North America Inc., senior sub.
        note, 7.75%, 11/15/13 ................................      United States              6,000,000                 6,390,000
                                                                                                               -------------------
                                                                                                                        83,368,923
                                                                                                               -------------------
      HEALTH SERVICES 2.4%
      Coventry Health Care Inc., senior note,
         6.30%, 8/15/14 ......................................      United States              3,700,000                 3,764,073
         5.95%, 3/15/17 ......................................      United States              2,800,000                 2,730,260
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..........      United States              7,500,000                 7,621,875
    j FMC Finance III SA, senior note, 144A, 6.875%,
        7/15/17 ..............................................         Germany                 4,000,000                 4,030,000
      Fresenius Medical Care Capital Trust II, 7.875%,
        2/01/08 ..............................................         Germany                 3,000,000                 3,015,000
      HCA Inc.,
         senior note, 6.50%, 2/15/16 .........................      United States              3,000,000                 2,576,250
       j senior secured note, 144A, 9.125%, 11/15/14 .........      United States              7,900,000                 8,196,250
      Quest Diagnostics Inc., 6.40%, 7/01/17 .................      United States              4,200,000                 4,347,744


26 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      HEALTH SERVICES (CONTINUED)
      Tenet Healthcare Corp., senior note,
         6.375%, 12/01/11 ....................................      United States              6,000,000       $     5,280,000
         9.875%, 7/01/14 .....................................      United States              2,500,000             2,287,500
      United Surgical Partners International Inc., senior
        sub. note, PIK, 9.25%, 5/01/17 .......................      United States              3,300,000             3,316,500
    j United Health Group Inc., 144A, 6.50%, 6/15/37 .........      United States              4,100,000             4,217,481
  f,j U.S. Oncology Holdings Inc., senior note, 144A,
        FRN, 10.759%, 3/15/12 ................................      United States              6,500,000             5,752,500
      Vanguard Health Holding Co. II LLC, senior sub. note,
        9.00%, 10/01/14 ......................................      United States              6,500,000             6,370,000
                                                                                                               ---------------
                                                                                                                    63,505,433
                                                                                                               ---------------
      HEALTH TECHNOLOGY 0.5%
    j Amgen Inc., senior note, 144A, 5.85%, 6/01/17 ..........      United States              6,500,000             6,502,015
      Schering-Plough Corp., senior note, 6.00%, 9/15/17 .....      United States              6,000,000             6,113,916
                                                                                                               ---------------
                                                                                                                    12,615,931
                                                                                                               ---------------
      INDUSTRIAL SERVICES 1.6%
      Allied Waste North America Inc., senior secured note,
        6.875%, 6/01/17 ......................................      United States              6,000,000             6,030,000
    j Bristow Group Inc., senior note, 144A, 7.50%,
        9/15/17 ..............................................      United States              2,100,000             2,173,500
      Compagnie Generale de Geophysique-Veritas, senior note,
         7.50%, 5/15/15 ......................................          France                 5,200,000             5,330,000
         7.75%, 5/15/17 ......................................          France                 1,800,000             1,863,000
      Copano Energy LLC, senior note, 8.125%, 3/01/16 ........      United States              7,000,000             7,227,500
      El Paso Corp., senior note, 6.875%, 6/15/14 ............      United States              7,000,000             7,047,523
      Markwest Energy Partners LP, senior note, 6.875%,
        11/01/14 .............................................      United States              6,500,000             6,110,000
      The Williams Cos. Inc.,
         8.75%, 3/15/32 ......................................      United States              1,300,000             1,521,000
         senior note, 7.625%, 7/15/19 ........................      United States              3,000,000             3,270,000
         senior note, 7.875%, 9/01/21 ........................      United States              3,400,000             3,757,000
                                                                                                               ---------------
                                                                                                                    44,329,523
                                                                                                               ---------------
      NON-ENERGY MINERALS 0.5%
      Freeport-McMoRan Copper & Gold Inc., senior note,
        8.375%, 4/01/17 ......................................      United States              6,500,000             7,133,750
      Novelis Inc., senior note, 7.25%, 2/15/15 ..............          Canada                 7,500,000             7,237,500
                                                                                                               ---------------
                                                                                                                    14,371,250
                                                                                                               ---------------
      PROCESS INDUSTRIES 2.3%
      Buckeye Technologies Inc., senior sub. note, 8.00%,
        10/15/10 .............................................      United States              4,346,000             4,346,000
      Crown Americas Inc., senior note, 7.75%, 11/15/15 ......      United States              7,000,000             7,245,000
      Huntsman International LLC, senior sub. note, 7.875%,
        11/15/14 .............................................      United States              6,000,000             6,480,000
    j Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .........     United Kingdom              7,500,000             7,162,500
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ......         Ireland                 6,800,000             6,732,000


                                                          Semiannual Report | 27

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Lyondell Chemical Co., senior note,
         8.00%, 9/15/14 ......................................      United States              7,500,000       $     8,343,750
         6.875%, 6/15/17 .....................................      United States                800,000               884,000
    j MacDermid Inc., senior sub. note, 144A, 9.50%,
        4/15/17 ..............................................      United States              6,500,000             6,240,000
      Nalco Co., senior sub. note, 8.875%, 11/15/13 ..........      United States              7,000,000             7,402,500
      Owens-Brockway Glass Container Inc., senior note,
        6.75%, 12/01/14 ......................................      United States              7,000,000             7,052,500
                                                                                                               ---------------
                                                                                                                    61,888,250
                                                                                                               ---------------
      PRODUCER MANUFACTURING 1.3%
      Case New Holland Inc., senior note, 7.125%, 3/01/14 ....      United States              3,250,000             3,380,000
      Commercial Vehicle Group Inc., senior note, 8.00%,
        7/01/13 ..............................................      United States              5,300,000             5,114,500
      Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 .....      United States              6,000,000             5,962,500
      Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..........      United States              7,000,000             6,230,000
      RBS Global & Rexnord Corp., senior note, 9.50%,
        8/01/14 ..............................................      United States              7,000,000             7,262,500
    j TRW Automotive Inc., senior note, 144A,
        7.25%, 3/15/17 .......................................      United States              7,500,000             7,340,625
                                                                                                               ---------------
                                                                                                                    35,290,125
                                                                                                               ---------------
      REAL ESTATE DEVELOPMENT 0.2%
      Forest City Enterprises Inc., senior note,
        7.625%, 6/01/15 ......................................      United States              5,000,000             4,912,500
                                                                                                               ---------------
      REAL ESTATE INVESTMENT TRUSTS 0.3%
      Host Hotels & Resorts LP, senior note, 6.875%,
        11/01/14 .............................................      United States              1,000,000             1,012,500
      Host Marriott LP, senior note,
         K, 7.125%, 11/01/13 .................................      United States              6,000,000             6,120,000
         M, 7.00%, 8/15/12 ...................................      United States              2,000,000             2,030,000
                                                                                                               ---------------
                                                                                                                     9,162,500
                                                                                                               ---------------
      RETAIL TRADE 0.5%
    j Dollar General Corp., senior note, 144A,
        10.625%, 7/15/15 .....................................      United States              6,500,000             6,272,500
      Michaels Stores Inc., senior note, 10.00%, 11/01/14 ....      United States              8,000,000             8,100,000
                                                                                                               ---------------
                                                                                                                    14,372,500
                                                                                                               ---------------
      TECHNOLOGY SERVICES 0.4%
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ........................      United States              5,000,000             5,125,000
         senior sub. note, 10.25%, 8/15/15 ...................       United States              6,000,000             6,285,00
                                                                                                               ---------------
                                                                                                                    11,410,000
                                                                                                               ---------------
      UTILITIES 2.3%
    j AES Corp., senior note, 144A, 8.00%, 10/15/17 ..........      United States              6,700,000             6,792,124
      Aquila Inc., senior note, 9.95%, 2/01/11 ...............      United States              7,000,000             7,605,584
      CenterPoint Energy Inc., senior note, 6.125%,
        11/01/17 .............................................      United States              1,950,000             1,958,796
      Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .....      United States              7,000,000             7,052,500
    j Edison Mission Energy, senior note, 144A,
        7.00%, 5/15/17 .......................................     United States               7,000,000             6,877,500
    j Intergen NV, senior secured note, 144A, 9.00%,
        6/30/17 ..............................................       Netherlands               6,500,000             6,906,250
      Mirant North America LLC, senior note, 7.375%,
        12/31/13 .............................................      United States              7,000,000             7,131,250


28 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      UTILITIES (CONTINUED)
      NRG Energy Inc., senior note,
         7.25%, 2/01/14 ......................................      United States              1,500,000       $     1,503,750
         7.375%, 2/01/16 .....................................      United States              6,000,000             6,000,000
         7.375%, 1/15/17 .....................................      United States              2,500,000             2,493,750
    j Texas Competitive Electric Holdings Co. LLC, senior
        note, 144A, 10.25%, 11/01/15 .........................      United States              7,100,000             7,171,000
      TXU Corp., senior note, P, 5.55%, 11/15/14 .............      United States              1,900,000             1,491,510
                                                                                                               ---------------
                                                                                                                    62,984,014
                                                                                                               ---------------
      TOTAL CORPORATE BONDS (COST $848,036,735) ..............                                                     847,303,283
                                                                                                               ---------------
      CONVERTIBLE BONDS 1.6%
      ELECTRONIC TECHNOLOGY 0.2%
      Intel Corp., cvt., sub. deb., 2.95%, 12/15/35 ..........      United States              6,000,000             6,405,360
                                                                                                               ---------------
      FINANCE 0.8%
      CapitalSource Inc., cvt., senior sub. note, 4.00%,
        7/15/34 ..............................................      United States              8,000,000             7,880,000
    f iStar Financial Inc., senior note, cvt., FRN,
        5.743%, 10/01/12 .....................................      United States              6,500,000             6,254,456
      Merrill Lynch & Co. Inc., cvt., senior note, zero cpn.,
        3/13/32 ..............................................      United States              7,000,000             7,799,960
                                                                                                               ---------------
                                                                                                                    21,934,416
                                                                                                               ---------------
      HEALTH TECHNOLOGY 0.3%
      Amgen Inc., cvt., senior note, 0.375%, 2/01/13 .........      United States              8,500,000             8,000,625
                                                                                                               ---------------
      RETAIL TRADE 0.3%
      Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .....      United States              7,000,000             7,876,890
                                                                                                               ---------------
      TOTAL CONVERTIBLE BONDS (COST $44,114,583) .............                                                      44,217,291
                                                                                                               ---------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES 3.5%
      FINANCE 3.2%
    f Banc of America Commercial Mortgage Inc., 2005-6,
        A4, FRN, 5.182%, 9/10/47 .............................      United States              8,000,000             7,859,919
    f Chase Credit Card Master Trust, 2003-6, A, FRN,
        5.201%, 2/15/11 ......................................      United States             10,000,000             9,996,695
    f Chase Issuance Trust, 2007-A9, A, FRN, 5.121%,
        6/16/14 ..............................................      United States             12,000,000            11,892,487
    f Citigroup/Deutsche Bank Commercial Mortgage Trust,
        2006-CD3, A5, FRN, 5.617%, 10/15/48 ..................      United States             22,000,000            22,014,978
      Countrywide Asset-Backed Certificates,
         2004-7, AF4, 4.774%, 8/25/32 ........................      United States                225,276               222,289
         2005-11, AF4, 5.21%, 3/25/34 . ......................      United States              2,800,000             2,697,589
      GE Capital Commercial Mortgage Corp., 2003-C1, A4,
        4.819%, 1/10/38 ......................................      United States              1,827,831             1,785,049
    f Greenwich Capital Commercial Funding Corp.,
        2006-GG7, A4, FRN, 5.913%, 7/10/38 ...................      United States             12,000,000            12,317,344
      JPMorgan Chase Commercial Mortgage Securities Corp.,
       f 2004-CB9, A4, FRN, 5.377%, 6/12/41 ..................      United States              8,871,306             8,901,281
         2004-LN2, A2, 5.115%, 7/15/41 .......................      United States                807,292               789,375


                                                          Semiannual Report | 29

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (CONTINUED)
      FINANCE (CONTINUED)
    j Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
        12/25/24 .............................................      United States                 41,183       $        40,932
    f Morgan Stanley Capital I, 2004-IQ7, A4, FRN,
        5.431%, 6/15/38 ......................................      United States              7,000,000             6,997,514
      Residential Asset Securities Corp., 2004-KS1, AI4,
        4.213%, 4/25/32 ......................................      United States                417,209               411,941
                                                                                                               ---------------
                                                                                                                    85,927,393
                                                                                                               ---------------
      REAL ESTATE DEVELOPMENT 0.3%
    f GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN,
        5.553%, 4/10/38 ......................................      United States             10,000,000             9,993,272
                                                                                                               ---------------
      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
        MORTGAGE-BACKED SECURITIES (COST $97,710,531) ........                                                      95,920,665
                                                                                                               ---------------
      MORTGAGE-BACKED SECURITIES 11.9%
    f FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
        RATE 0.0% a
      FHLMC, 4.683%, 1/01/33 .................................      United States                512,035               515,399
                                                                                                               ---------------
      FEDERAL HOME LOAN MORTGAGE CORP(FHLMC) FIXED RATE 4.5%
      FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ..........      United States              6,587,987             6,383,691
      FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 ..........      United States             14,851,639            14,650,394
      FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ...........      United States              1,284,822             1,291,024
      FHLMC Gold 15 Year, 6.50%, 4/01/11 .....................      United States                    763                   782
      FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ...........      United States                  1,174                 1,207
      FHLMC Gold 30 Year, 5.00%, 3/01/34 - 6/01/37 ...........      United States             20,873,796            20,056,862
      FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/37 ...........      United States             39,739,022            39,143,057
      FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37 ...........      United States             34,908,802            35,155,496
      FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36 ..........      United States              3,566,275             3,657,140
      FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ...........      United States                264,117               276,309
      FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ...........      United States                 46,741                49,367
      FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ..........      United States                    838                   890
      FHLMC Gold 30 Year, 9.00%, 12/01/24 ....................      United States                    468                   508
                                                                                                               ---------------
                                                                                                                   120,666,727
                                                                                                               ---------------
    f FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
        ADJUSTABLE RATE 0.1%
      FNMA, 4.542%, 4/01/20 ..................................      United States                458,988               453,944
      FNMA, 4.601%, 12/01/34 .................................      United States              1,968,794             1,960,318
                                                                                                               ---------------
                                                                                                                     2,414,262
                                                                                                               ---------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
        RATE 6.8%
      FNMA 15 Year, 4.50%, 3/01/20 ...........................      United States              1,513,204             1,464,716
      FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 .................      United States              1,964,907             1,942,205
      FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 .................      United States              7,466,747             7,483,594
      FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ................      United States                276,339               281,700
      FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 .................      United States                 27,259                28,043
      FNMA 15 Year, 7.50%, 10/01/14 ..........................      United States                 17,845                18,582
      FNMA 30 Year, 5.00%, 4/01/34 - 6/01/37 .................      United States             35,964,518            34,531,510
      FNMA 30 Year, 5.50%, 9/01/33 - 7/01/37 .................      United States             64,155,660            63,284,216


30 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
        RATE (CONTINUED)
      FNMA 30 Year, 6.00%, 6/01/34 - 7/01/37 .................      United States             62,085,455       $    62,599,892
      FNMA 30 Year, 6.50%, 1/01/24 - 7/01/37 .................      United States             13,194,071            13,519,314
      FNMA 30 Year, 7.50%, 12/01/28 - 10/01/29 ...............      United States                 43,500                46,133
      FNMA 30 Year, 8.00%, 1/01/25 - 1/01/27 .................      United States                 22,416                23,750
      FNMA 30 Year, 8.50%, 7/01/25 . .........................      United States                    754                   811
                                                                                                               ---------------
                                                                                                                   185,224,466
                                                                                                               ---------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
        RATE 0.5%
      GNMA I SF 15 Year, 7.00%, 7/15/08 ......................      United States                 15,218                15,357
      GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ............      United States              1,555,624             1,511,610
      GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 ............      United States              4,797,719             4,773,507
      GNMA I SF 30 Year, 6.00%, 8/15/36 ......................      United States                927,486               939,398
      GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ............      United States                449,076               463,354
      GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ...........      United States                 56,253                59,330
      GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ............      United States                 23,352                24,732
      GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ............      United States                 18,577                19,766
      GNMA I SF 30 Year, 8.50%, 8/15/24 ......................      United States                    141                   153
      GNMA I SF 30 Year, 9.00%, 1/15/25 ......................      United States                    876                   952
      GNMA I SF 30 Year, 9.50%, 6/15/25 ......................      United States                    731                   807
      GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ..........      United States              2,136,397             2,057,451
      GNMA II SF 30 Year, 5.50%, 6/20/34 .....................      United States              1,148,885             1,137,000
      GNMA II SF 30 Year, 6.00%, 11/20/34 ....................      United States              1,049,389             1,061,412
      GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ..........      United States                459,718               474,085
      GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ...........      United States                256,279               269,139
                                                                                                               ---------------
                                                                                                                    12,808,053
                                                                                                               ---------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $321,895,316) ...                                                     321,628,907
                                                                                                               ---------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 7.3%
      FHLMC,
         4.375%, 7/17/15 .....................................      United States              4,300,000             4,176,788
         4.875%, 11/15/13 ....................................      United States                500,000               503,813
         5.125%, 10/18/16 ....................................      United States             10,000,000            10,166,540
         6.00%, 6/15/11 ......................................      United States              4,900,000             5,151,306
         6.625%, 9/15/09 .....................................      United States             11,700,000            12,180,905
      FNMA,
         1.75%, 3/26/08 ......................................      United States            700,000,000 JPY         6,089,445
         3.25%, 1/15/08 ......................................      United States              2,100,000             2,092,898
         4.25%, 5/15/09 ......................................      United States                400,000               399,466
         4.375%, 3/15/13 .....................................      United States              2,600,000             2,563,228
         4.375%, 10/15/15 ....................................      United States              1,900,000             1,850,412
         5.00%, 4/15/15 ......................................      United States                600,000               607,517
         5.00%, 3/15/16 ......................................      United States              5,000,000             5,047,430
         5.00%, 2/13/17 ......................................      United States              5,000,000             5,031,980
         5.25%, 1/15/09 ......................................      United States              7,100,000             7,168,188
         5.375%, 11/15/11 ....................................      United States              1,700,000             1,754,347
         5.50%, 3/15/11 ......................................      United States                300,000               309,892
         6.625%, 11/15/10 ....................................      United States              1,850,000             1,966,482
         7.125%, 1/15/30 .....................................      United States              1,300,000             1,628,181


                                                          Semiannual Report | 31

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION       PRINCIPAL AMOUNT e        VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      U.S. Treasury Bond,
         6.25%, 8/15/23 ......................................      United States              6,800,000        $     7,894,378
         6.88%, 8/15/25 ......................................      United States              9,450,000             11,777,809
         7.125%, 2/15/23 .....................................      United States             10,200,000             12,785,863
      U.S. Treasury Note,
         3.00%, 2/15/08 ......................................      United States              3,500,000              3,490,431
         3.375%, 10/15/09 ....................................      United States                500,000                494,961
         3.50%, 12/15/09 .....................................      United States              4,500,000              4,462,735
         4.00%, 4/15/10 ......................................      United States              1,100,000              1,102,064
         4.00%, 11/15/12 .....................................      United States              1,850,000              1,840,606
         4.125%, 8/15/10 .....................................      United States              2,900,000              2,914,955
         4.25%, 8/15/13 ......................................      United States              1,000,000              1,003,126
         4.25%, 11/15/14 .....................................      United States                700,000                697,758
         4.375%, 8/15/12 .....................................      United States              2,600,000              2,633,922
         4.50%, 9/30/11 ......................................      United States              2,500,000              2,539,455
         4.50%, 3/31/12 ......................................      United States             14,000,000             14,218,764
         4.625%, 12/31/11 ....................................      United States              8,000,000              8,164,376
         4.625%, 11/15/16 ....................................      United States             25,000,000             25,343,775
         5.00%, 8/15/11 ......................................      United States              2,100,000              2,174,649
         5.625%, 5/15/08 .....................................      United States              3,000,000              3,024,141
       k Index Linked, 1.625%, 1/15/15 .......................      United States              3,266,844              3,171,903
       k Index Linked, 2.00%, 1/15/14 ........................      United States             14,629,106             14,622,259
       k Index Linked, 2.50%, 7/15/16 ........................      United States              4,118,399              4,254,825
                                                                                                                ---------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $194,653,903) ...................................                                                      197,301,573
                                                                                                                ---------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 21.4%
    f European Investment Bank, senior note, FRN, 0.781%,
       9/21/11 ...............................................     Supranational l         2,170,000,000   JPY       18,819,033
  f,m Government of Argentina, FRN, 5.475%, 8/03/12 ..........        Argentina               70,878,000             40,035,576
      Government of Canada,
         4.25%, 12/01/08 .....................................         Canada                 37,500,000   CAD       39,700,841
         5.25%, 6/01/12 ......................................         Canada                    250,000   CAD          276,080
         6.00%, 6/01/11 ......................................         Canada                    593,000   CAD          665,343
      Government of Indonesia,
         10.00%, 7/15/17 .....................................        Indonesia           10,200,000,000   IDR        1,170,038
         10.25%, 7/15/27 .....................................        Indonesia           86,000,000,000   IDR        9,535,405
         11.00%, 10/15/14 ....................................        Indonesia            4,500,000,000   IDR          544,640
         11.75%, 8/15/23 .....................................        Indonesia           29,150,000,000   IDR        3,644,622
         12.80%, 6/15/21 .....................................        Indonesia           40,130,000,000   IDR        5,393,548
         13.15%, 3/15/10 .....................................        Indonesia            7,125,000,000   IDR          865,938
         13.15%, 1/15/12 .....................................        Indonesia           17,300,000,000   IDR        2,197,007
         14.25%, 6/15/13 .....................................        Indonesia           63,035,000,000   IDR        8,563,147
         14.275%, 12/15/13 ...................................        Indonesia           28,415,000,000   IDR        3,895,017
    n Government of Iraq, Reg S, 5.80%, 1/15/28 ..............           Iraq                 20,000,000             12,118,800


32 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION       PRINCIPAL AMOUNT e        VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      Government of Malaysia,
         3.135%, 12/17/07 ....................................        Malaysia                 1,925,000   MYR  $       576,927
         4.305%, 2/27/09 .....................................        Malaysia                53,510,000   MYR       16,213,642
         6.45%, 7/01/08 ......................................        Malaysia                16,188,000   MYR        4,947,060
         7.00%, 3/15/09 ......................................        Malaysia                 4,760,000   MYR        1,494,297
         8.60%, 12/01/07 .....................................        Malaysia                34,810,000   MYR       10,480,289
      Government of Mexico,
         8.00%, 12/17/15 .....................................         Mexico                    725,000 o MXN        6,855,257
       h 10.00%, 12/05/24 ....................................         Mexico                  2,980,000 o MXN       33,464,680
      Government of New Zealand, 6.50%, 4/15/13 ..............      New Zealand                7,590,000   NZD        5,766,199
      Government of Norway, 5.50%, 5/15/09 ...................         Norway                 49,900,000   NOK        9,362,329
      Government of Peru,
         7.84%, 8/12/20 ......................................          Peru                   4,340,000   PEN        1,648,309
         7, 8.60%, 8/12/17 ...................................          Peru                  28,805,000   PEN       11,293,532
      Government of Poland,
         5.75%, 9/23/22 ......................................         Poland                 38,800,000   PLN       15,902,440
         6.00%, 5/24/09 ......................................         Poland                 64,850,000   PLN       26,127,071
         6.25%, 10/24/15 .....................................         Poland                 17,100,000   PLN        7,134,996
      Government of Singapore,
         1.50%, 4/01/08 ......................................        Singapore                1,500,000   SGD        1,034,259
         4.375%, 1/15/09 .....................................        Singapore                8,600,000   SGD        6,109,034
         5.625%, 7/01/08 .....................................        Singapore               12,660,000   SGD        8,954,882
      Government of Sweden,
         5.00%, 1/28/09 ......................................         Sweden                230,450,000   SEK       36,671,073
         5.50%, 10/08/12 .....................................         Sweden                 24,960,000   SEK        4,143,501
         6.50%, 5/05/08 ......................................         Sweden                236,350,000   SEK       37,643,406
       p Strip, 9/17/08 ......................................         Sweden                 21,000,000   SEK        3,192,155
    f KfW Bankengruppe, FRN, 0.60%, 8/08/11                           Germany              7,175,000,000   JPY       62,239,090
      Korea Treasury Note,
         4.25%, 9/10/08 ......................................      South Korea           22,550,000,000   KRW       24,823,678
         4.50%, 9/09/08 ......................................      South Korea            2,675,000,000   KRW        2,950,840
         4.75%, 3/12/08 ......................................      South Korea           15,130,000,000   KRW       16,770,236
         4.75%, 6/10/09 ......................................      South Korea           13,200,000,000   KRW       14,511,250
      New South Wales Treasury Corp., 8.00%, 3/01/08 .........       Australia                 5,510,000   AUD        5,149,497
      Nota Do Tesouro Nacional,
         9.762%, 1/01/14 .....................................         Brazil                      5,200 q BRL        2,776,990
       h 9.762%, 1/01/17 .....................................         Brazil                     60,650 q BRL       31,527,305
       r Index Linked, 6.00%, 5/15/15 ........................         Brazil                      4,000 q BRL        3,623,829
       r Index Linked, 6.00%, 5/15/45 ........................         Brazil                      3,570 q BRL        3,298,414
      Queensland Treasury Corp., 6.00%, 7/14/09 ..............       Australia                14,250,000   AUD       13,070,544
    p Sweden Treasury Bill, 12/19/07 .........................         Sweden                 11,555,000   SEK        1,809,362
                                                                                                                ---------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $532,952,799) ...................................                                                      578,991,408
                                                                                                                ---------------
      TOTAL LONG TERM INVESTMENTS
       (COST $2,496,176,055) .................................                                                    2,537,010,180
                                                                                                                ---------------


                                                          Semiannual Report | 33

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                            COUNTRY/ORGANIZATION       PRINCIPAL AMOUNT e        VALUE
-------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS 5.9%
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.1%
    p Egypt Treasury Bills, 11/13/07 - 9/30/08 ...............         Egypt                 148,925,000   EGP  $    26,127,554
      Government of Malaysia,
         3.17%, 5/15/08 ......................................        Malaysia                20,560,000   MYR        6,154,440
         3.546%, 1/11/08 .....................................        Malaysia                13,020,000   MYR        3,904,829
         3.562%, 7/15/08 .....................................        Malaysia                30,900,000   MYR        9,276,764
         3.569%, 2/14/08 .....................................        Malaysia                 8,340,000   MYR        2,501,750
         7.60%, 3/15/08 ......................................        Malaysia                 3,245,000   MYR          987,317
    p Government of Sweden, Strip, 6/18/08 ...................         Sweden                 21,000,000   SEK        3,224,478
    p Malaysia Treasury Bills, 11/1/07 - 3/13/08 .............        Malaysia               100,385,000   MYR       29,861,564
    p Norway Treasury Bills, 12/19/07 - 9/17/08 ..............         Norway                160,250,000   NOK       29,596,227
                                                                                                                ---------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $104,369,668) ...................................                                                      111,634,923
                                                                                                                ---------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $2,600,545,723) .................................                                                    2,648,645,103
                                                                                                                ---------------

                                                                                        ------------------
                                                                                              SHARES
                                                                                        ------------------
      MONEY MARKET FUND (COST $49,010,167) 1.8%

    s Franklin Institutional Fiduciary Trust Money
        Market Portfolio, 4.69% ..............................      United States             49,010,167             49,010,167
                                                                                                                ---------------
      TOTAL INVESTMENTS (COST $2,649,555,890) 99.5% ..........                                                    2,697,655,270
      NET UNREALIZED GAIN ON FORWARD EXCHANGE
      CONTRACTS 0.1% .........................................                                                        1,713,317
      OTHER ASSETS, LESS LIABILITIES 0.4% ....................                                                       10,919,113
                                                                                                                ---------------
      NET ASSETS 100.0% ......................................                                                  $ 2,710,287,700
                                                                                                                ===============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
EGP - Egyptian Pound
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar


34 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------
   FRANKLIN STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust
SF    - Single Family

a Rounds to less than 0.1% of net assets.

b See Note 10 regarding restricted securities.

c Non-income producing for the twelve months ended October 31, 2007.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $568, representing less than 0.01% of net assets.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f The coupon rate shown represents the rate at period end.

g See Note 1 (f) regarding senior floating rate interests.

h A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

i See Note 11 regarding unfunded loan commitments.

j Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $158,350,718, representing 5.84% of net assets.

k Principal amount of security is adjusted for inflation. See Note 1(h).

l A supranational organization is an entity formed by two or more central governments through international treaties.

m The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

n Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the value of this security was $12,118,800, representing 0.45% of net assets.

o Principal amount is stated in 100 Mexican Peso Units.

p The security is traded on a discount basis with no stated coupon rate.

q Principal amount is stated in 1,000 Brazilian Real Units.

r Redemption price at maturity is adjusted for inflation. See Note 1(h).

s See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007 (unaudited)

                                                                                    -----------------
                                                                                        FRANKLIN
                                                                                        STRATEGIC
                                                                                       INCOME FUND
                                                                                    -----------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers .................................................   $  2,600,545,723
    Cost - Sweep Money Fund (Note 7) ............................................         49,010,167
                                                                                    -----------------
    Total cost of investments ...................................................   $  2,649,555,890
                                                                                    =================
    Value - Unaffiliated issuers ................................................   $  2,648,645,103
    Value - Sweep Money Fund (Note 7) ...........................................         49,010,167
                                                                                    -----------------
    Total value of investments ..................................................      2,697,655,270
  Cash ..........................................................................            729,593
  Foreign currency, at value (cost $950,175) ....................................          1,094,069
  Receivables:
    Investment securities sold ..................................................            379,433
    Capital shares sold .........................................................         17,144,472
    Dividends and interest ......................................................         36,588,453
  Unrealized gain on forward exchange contracts (Note 8) ........................          2,195,693
                                                                                    -----------------
      Total assets ..............................................................      2,755,786,983
                                                                                    -----------------
Liabilities:
  Payables:
    Investment securities purchased .............................................         36,374,028
    Capital shares redeemed .....................................................          5,910,594
    Affiliates ..................................................................          1,992,421
  Unrealized loss on forward exchange contracts (Note 8) ........................            482,376
  Unrealized loss on unfunded loan commitments (Note 11) ........................             25,610
  Accrued expenses and other liabilities ........................................            714,254
                                                                                    -----------------
      Total liabilities .........................................................         45,499,283
                                                                                    -----------------
        Net assets, at value ....................................................   $  2,710,287,700
                                                                                    =================
Net assets consist of:
  Paid-in capital ...............................................................   $  2,653,673,952
  Distributions in excess of net investment income ..............................         (3,974,153)
  Net unrealized appreciation (depreciation) ....................................         50,325,362
  Accumulated net realized gain (loss) ..........................................         10,262,539
                                                                                    -----------------
        Net assets, at value ....................................................   $  2,710,287,700
                                                                                    =================


36 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

                                                                                    -----------------
                                                                                        FRANKLIN
                                                                                        STRATEGIC
                                                                                       INCOME FUND
                                                                                    -----------------
CLASS A:
  Net assets, at value ..........................................................   $  1,851,775,029
                                                                                    =================
  Shares outstanding ............................................................        176,475,778
                                                                                    =================
  Net asset value per share a ...................................................   $          10.49
                                                                                    =================
  Maximum offering price per share (net asset value per share / 95.75%) .........   $          10.96
                                                                                    =================
CLASS B:
  Net assets, at value ..........................................................   $    103,430,578
                                                                                    =================
  Shares outstanding ............................................................          9,818,491
                                                                                    =================
  Net asset value and maximum offering price per share a ........................   $          10.53
                                                                                    =================
CLASS C:
  Net assets, at value ..........................................................   $    564,302,789
                                                                                    =================
  Shares outstanding ............................................................         53,790,821
                                                                                    =================
  Net asset value and maximum offering price per share a ........................   $          10.49
                                                                                    =================
CLASS R:
  Net assets, at value ..........................................................   $     88,711,355
                                                                                    =================
  Shares outstanding ............................................................          8,473,402
                                                                                    =================
  Net asset value and maximum offering price per share a ........................   $          10.47
                                                                                    =================
ADVISOR CLASS:
  Net assets, at value ..........................................................   $    102,067,949
                                                                                    =================
  Shares outstanding ............................................................          9,720,319
                                                                                    =================
  Net asset value and maximum offering price per share a ........................   $          10.50
                                                                                    =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2007 (unaudited)

                                                                                    -----------------
                                                                                        FRANKLIN
                                                                                        STRATEGIC
                                                                                       INCOME FUND
                                                                                    -----------------
Investment income:
  Dividends:
    Unaffiliated issuers ........................................................   $      1,160,698
    Sweep Money Fund (Note 7) ...................................................          1,658,092
  Interest ......................................................................         74,117,486
                                                                                    -----------------
      Total investment income ...................................................         76,936,276
                                                                                    -----------------
Expenses:
  Management fees (Note 3a) .....................................................          5,525,355
  Distribution fees: (Note 3c) ..................................................
    Class A .....................................................................          2,117,373
    Class B .....................................................................            334,344
    Class C .....................................................................          1,634,072
    Class R .....................................................................            192,365
  Transfer agent fees (Note 3e) .................................................          1,557,139
  Custodian fees (Note 4) .......................................................            324,834
  Reports to shareholders .......................................................            101,218
  Registration and filing fees ..................................................            109,031
  Professional fees .............................................................             32,871
  Trustees' fees and expenses ...................................................              9,626
  Other .........................................................................             31,757
                                                                                    -----------------
      Total expenses ............................................................         11,969,985
      Expense reductions (Note 4) ...............................................            (26,991)
                                                                                    -----------------
        Net expenses ............................................................         11,942,994
                                                                                    -----------------
          Net investment income .................................................         64,993,282
                                                                                    -----------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments .................................................................          3,856,621
    Foreign currency transactions ...............................................         19,832,460
                                                                                    -----------------
          Net realized gain (loss) ..............................................         23,689,081
                                                                                    -----------------
Net change in unrealized appreciation (depreciation) on:
    Investments .................................................................        (11,564,682)
    Translation of assets and liabilities denominated in foreign currencies .....            107,235
                                                                                    -----------------
          Net change in unrealized appreciation (depreciation) ..................        (11,457,447)
                                                                                    -----------------
Net realized and unrealized gain (loss) .........................................         12,231,634
                                                                                    -----------------
Net increase (decrease) in net assets resulting from operations .................   $     77,224,916
                                                                                    =================


38 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        -----------------------------------
                                                                                          FRANKLIN STRATEGIC INCOME FUND
                                                                                        -----------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                        OCTOBER 31, 2007      YEAR ENDED
                                                                                           (UNAUDITED)      APRIL 30, 2007
                                                                                        -----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..........................................................    $     64,993,282   $    89,407,218
    Net realized gain (loss) from investments and foreign currency transactions ....          23,689,081        23,971,751
    Net change in unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities denominated in foreign currencies .......         (11,457,447)       41,340,324
                                                                                        -----------------------------------
       Net increase (decrease) in net assets resulting from operations .............          77,224,916       154,719,293
                                                                                        -----------------------------------
  Distributions to shareholders from net investment income:
    Class A ........................................................................         (48,073,232)      (69,450,108)
    Class B ........................................................................          (2,746,641)       (5,676,985)
    Class C ........................................................................         (13,255,452)      (18,536,653)
    Class R ........................................................................          (2,065,210)       (2,534,963)
    Advisor Class ..................................................................          (2,330,229)       (3,568,807)
                                                                                        -----------------------------------
  Total distributions to shareholders ..............................................         (68,470,764)      (99,767,516)
                                                                                        -----------------------------------
  Capital share transactions: (Note 2) .............................................
    Class A ........................................................................         324,589,399       485,094,064
    Class B ........................................................................          (1,191,934)       (2,806,860)
    Class C ........................................................................         125,292,043       131,890,312
    Class R ........................................................................          22,804,530        30,979,468
    Advisor Class ..................................................................          34,745,966         7,746,480
                                                                                        -----------------------------------
  Total capital share transactions .................................................         506,240,004       652,903,464
                                                                                        -----------------------------------
  Redemption fees ..................................................................              13,281            15,988
                                                                                        -----------------------------------
       Net increase (decrease) in net assets .......................................         515,007,437       707,871,229
Net assets:
  Beginning of period ..............................................................       2,195,280,263     1,487,409,034
                                                                                        -----------------------------------
  End of period ....................................................................    $  2,710,287,700   $ 2,195,280,263
                                                                                        -----------------------------------
Distributions in excess of net investment income included in net assets:
  End of period ....................................................................    $     (3,974,153)  $      (496,671)
                                                                                        ===================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 39

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds. The Franklin Strategic Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


40 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                                                          Semiannual Report | 41

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


42 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counter-party to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                                                          Semiannual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


44 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                          ----------------------------------------------------------------
                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                 OCTOBER 31, 2007                    APRIL 30, 2007
                                          ----------------------------------------------------------------
                                             SHARES          AMOUNT           SHARES           AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold .......................     44,967,319    $  464,912,521      64,577,523    $  661,797,699
   Shares issued in reinvestment
      of distributions ...............      3,491,997        35,983,137       4,904,231        50,058,427
   Shares redeemed ...................    (17,098,225)     (176,306,259)    (22,187,101)     (226,762,062)
                                          ----------------------------------------------------------------
   Net increase (decrease) ...........     31,361,091    $  324,589,399      47,294,653    $  485,094,064
                                          ================================================================
CLASS B SHARES:
   Shares sold .......................        857,989    $    8,891,063       1,326,154    $   13,607,104
   Shares issued in reinvestment
      of distributions ...............        173,242         1,793,090         356,823         3,651,957
   Shares redeemed ...................     (1,144,608)      (11,876,087)     (1,953,852)      (20,065,921)
                                          ----------------------------------------------------------------
   Net increase (decrease) ...........       (113,377)   $   (1,191,934)       (270,875)   $   (2,806,860)
                                          ================================================================
CLASS C SHARES:
   Shares sold .......................     15,359,364    $  158,898,554      18,208,945    $  186,898,178
   Shares issued in reinvestment
      of distributions ...............        860,424         8,866,093       1,165,184        11,894,052
   Shares redeemed ...................     (4,119,339)      (42,472,604)     (6,539,064)      (66,901,918)
                                          ----------------------------------------------------------------
   Net increase (decrease) ...........     12,100,449    $  125,292,043      12,835,065    $  131,890,312
                                          ================================================================
CLASS R SHARES:
   Shares sold .......................      2,985,819    $   30,787,319       3,989,540    $   40,838,506
   Shares issued in reinvestment
      of distributions ...............        186,141         1,914,063         237,409         2,419,134
   Shares redeemed ...................       (962,273)       (9,896,852)     (1,200,894)      (12,278,172)
                                          ----------------------------------------------------------------
   Net increase (decrease) ...........      2,209,687    $   22,804,530       3,026,055    $   30,979,468
                                          ================================================================
ADVISOR CLASS SHARES:
   Shares sold .......................      3,677,211    $   38,025,549       2,180,173    $   22,375,180
   Shares issued in reinvestment
      of distributions ...............        191,438         1,974,008         299,259         3,050,388
   Shares redeemed ...................       (510,389)       (5,253,591)     (1,736,283)      (17,679,088)
                                          ----------------------------------------------------------------
   Net increase (decrease) ...........      3,358,260    $   34,745,966         743,149    $    7,746,480
                                          ================================================================


                                                          Semiannual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               Over $15 billion, up to and including $17.5 billion
      0.380%               Over $17.5 billion, up to and including $20 billion
      0.360%               Over $20 billion, up to and including $35 billion
      0.355%               Over $35 billion, up to and including $50 billion
      0.350%               In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


46 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................................   0.25%
Class B ...............................................................   0.65%
Class C ...............................................................   0.65%
Class R ...............................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers .................................................  $1,042,651
Contingent deferred sales charges retained ........................  $   98,766

E. TRANSFER AGENT FEES

For the period ended October 31, 2007, the Fund paid transfer agent fees of $1,557,139, of which $1,006,374 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2007, the Fund had tax basis capital losses of $13,380,507 expiring in 2011.


                                                          Semiannual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................   $ 2,657,470,417
                                                    ================

Unrealized appreciation .........................   $    79,114,232
Unrealized depreciation .........................       (38,929,379)
                                                    ----------------
Net unrealized appreciation (depreciation) ......   $    40,184,853
                                                    ================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2007, aggregated $953,185,915 and $426,576,183, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


48 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS

At October 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                        --------------------------------------------------------
                                           CONTRACT        SETTLEMENT   UNREALIZED   UNREALIZED
                                           AMOUNT a           DATE         GAIN         LOSS
                                        --------------------------------------------------------
CONTRACTS TO BUY
524,000,000   Iceland Krona ........        8,574,701        11/09/07   $  181,676   $       --
150,750,000   Iceland Krona ........        2,500,000        11/09/07       19,129           --
226,500,000   Indian Rupee .........        7,582,224 NZD    11/29/07           --      (60,880)
420,000,000   Iceland Krona ........        6,528,836        12/27/07      407,747           --
 23,099,600   Swiss Franc ..........       20,000,000        10/24/08      285,993           --

CONTRACTS TO SELL
 73,468,367   Mexican Peso .........      295,195,897 INR     1/28/08      651,048           --
 63,268,687   Mexican Peso .........      250,455,423 INR     2/28/08      471,815           --
 22,688,628   Mexican Peso .........       86,103,344 INR     5/15/08       81,743           --
 95,141,931   Mexican Peso .........    4,364,636,082 CLP     6/12/08       75,783           --
 85,260,441   Mexican Peso .........      931,119,898 KZT     6/30/08                  (421,496)
 35,638,464   Mexican Peso .........    1,620,480,980 CLP     9/15/08       20,759           --
                                                                        ------------------------
Unrealized gain (loss) on forward exchange contracts ................    2,195,693     (482,376)
                                                                        ------------------------
   Net unrealized gain (loss) on forward exchange contracts .........   $1,713,317   $       --
                                                                        ========================

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
INR - Indian Rupee
KZT - Kazakhstan Tenge
NZD - New Zealand Dollar

9. CREDIT RISK

The Fund has 48.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                          Semiannual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------
 SHARES   ISSUER                                                          DATE       COST    VALUE
--------------------------------------------------------------------------------------------------
516,372   Cambridge Industries Liquidating Trust Interest ...........    1/09/02   $    --   $ 568
 64,666   VS Holdings Inc. ..........................................   12/06/01    64,666      --
                                                                                             -----
          TOTAL RESTRICTED SECURITIES (0.00%a of Net Assets) ........                        $ 568
                                                                                             =====

a Rounds to less than 0.01% of net assets.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At October 31, 2007, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                             COMMITMENTS
--------------------------------------------------------------------------------
Community Health Systems Inc., Delayed Draw .....................   $    473,643
Laureate Education Inc., Delayed Draw ...........................        756,668
NRG Holdings Inc., Delayed Draw .................................      1,038,380
Univision Communications Inc., Delayed Draw .....................        232,886
                                                                    ------------
                                                                    $  2,501,577
                                                                    ============

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


50 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on October 31, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax years (tax years ended April 30, 2005 - 2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.


                                                          Semiannual Report | 51

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

13. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


52 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 53

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


194 S2007 12/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /S/JIMMY D. GAMBILL
   --------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 27, 2007